Exhibit 10.7

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY […***…].

SUPPLY AGREEMENT

This SUPPLY AGREEMENT (“Agreement”) is entered into as of the December 21, 2011 (“Effective Date”), by and between GENERAL ELECTRIC INTERNATIONAL, INC., a Delaware corporation, through its GE ENERGY BUSINESS, having a principal place of business at 4200 Wildwood Parkway, Atlanta, GA 30339 (“GEE” or “Buyer”) and TPI Kompozit Kanat Sanayi ve Ticaret A.S., a Turkey corporation, having a principal place of business at 1.Sokak No:66 Sasah, 35621 Çiğli İzmir, Türkiye (“Seller”).

1.	Buyer PURCHASES

This Agreement provides for the manufacturing, sale and delivery by Seller and the purchase by Buyer or any of its “Affiliates” (defined below) of those goods (“Components”) specified in Appendix 1 during the Term of this Agreement at the prices agreed to in this Agreement. “Affiliate” with respect to Buyer means any entity, including without limitation, any individual, corporation, company, partnership, limited liability company or group, that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with Buyer. All purchases under this Agreement are subject to issuance of firm purchase orders (“POs” or “Orders”) by Buyer pursuant to GE ENERGY EUROPE TERMS OF PURCHASE REV.H (the “GEE Purchase Terms”), which are attached to this Agreement as Appendix 2 and incorporated herein by reference, and any agreed updates, changes and modifications to the same which have been executed by written amendment signed by the parties. All POs, acceptances and other writings or electronic communications between the parties shall be governed by this Agreement. In case of conflict, the following order of precedence will prevail: a) this Supply Agreement; b) Supply Agreement Attachments; c) individual POs; and d) drawings, specifications and related documents specifically incorporated herein by reference.

(a) Subject to Seller being able to meet the established quality, technical and qualification requirements for Components, Buyer shall order and purchase the Minimum Annual Volume of Components specified in Appendix 1. If Buyer does not agree to accept Seller’s delivery of the full amount of the Minimum Annual Volume Obligation of Components for which Seller is qualified in a given calendar year and as is specified on Buyer’s PO issued as set forth in Appendix I, then the Buyer will issue a PO to Seller no later than March 31st of the following calendar year the issuance of which shall satisfy Buyers obligation to order the Minimum Annual Volume for that year as referenced in Appendix 1. [...***...].

(b) The parties expressly recognize and agree that “forecasting” is subject to numerous variables and the accuracy of said “forecasting” is not readily predictable. Buyer shall not be liable for providing an inaccurate forecast to Seller. The parties acknowledge and agree that the forecast provided by Buyer in Appendix 1 is Buyer’s best estimate of its forecasted requirements for the years shown, is furnished only for planning purposes and does not represent an obligation by Seller to manufacture the quantity of units set forth above or an obligation by Buyer to purchase any corresponding volume of Components from Seller. Buyer makes no guarantee to procure any quantity of Components during the term of this Agreement in excess of the Minimum Annual Volume Obligation. The parties acknowledge that the forecast contained in Appendix 1 is subject to adjustment at any time by Buyer within its sole discretion based on its actual volume, customer and business requirements, and Supplier agrees that it shall not rely on the forecast. Buyer shall use reasonable efforts to provide Supplier any updates to the forecast on a quarterly basis for Supplier’s convenience only and Supplier agrees that it shall not rely on these updated non-binding estimates either. Buyer’s commitment to order and purchase the Minimum Annual Volume Obligation is dependent on the Seller’s continuing ability to meet the established delivery, quality, technical and qualification requirements. Starting on the day after the LD Cap is reached (as set forth in Section 3.1 of the GEE Purchase Terms), Buyer reserves the right to reduce the purchase commitment without liability to Seller upon, and on a basis commensurate with, any schedule slip for any shipment/delivery dates on POs and/or avail itself any other applicable remedies available to it in this Agreement.

(c) Seller shall be obligated to sell to Buyer, in accordance with the terms of this Agreement the volume of Components equal to the Guaranteed Capacity.

(d) Seller covenants and agrees to (i) possess and maintain the necessary capacity, machinery, personnel and resources to sell to Buyer and (ii) manufacture and sell to Buyer, in accordance with the terms of this Agreement, at least the volume of Components equal to the Guaranteed Capacity and tooling requirements specified in Appendix I. During the term of this Agreement, Seller shall not enter into any contracts that or engage in any activities which would prevent Seller from complying with its obligations to maintain the Guaranteed Capacity Buyer as specified in Appendix 1. For the avoidance of doubt, either party may engage in any current or future business activities with other parties similar to those contemplated hereunder, including, without limitation, Seller manufacturing or storing products similar to the Components for any other customer of Seller; provided, however, that such activities of Seller do not inhibit Seller’s ability to comply with or cause Seller violate any term of this Agreement. Neither party shall use the other party’s Confidential Information or make or permit copies to be made of such Confidential Information without the Disclosing Party’s prior written consent except as expressly provided for in this Agreement and in section 16 of the GEE Purchase Terms.

(e) Buyer shall not have any obligations, or responsibility to make any purchases or payments, as the case may be, pursuant to this Agreement in the event and to the extent Seller is unable, unwilling or incapable of accepting, performing or completing any PO from Buyer for Components, including, without limitation, due to excused or unexcused performance by Seller under any PO issued pursuant to this Agreement, default or other non-compliance by Seller of its obligations under this Agreement. The purchase commitment for the term of this Agreement shall be reduced in an amount commensurate with the circumstances described in the foregoing sentence. In the event that Buyer proposes a new Component during the Term, the parties shall negotiate the pricing for such new Component and incorporate it into Appendix 1 by written amendment to this Agreement, including a qualification schedule, and any related Minimum Annual Volume Obligation. Unless and until Seller fails to meet the agreed qualification schedule or other obligations under this Agreement, Seller shall not be deemed to have failed to meet to the qualification requirements for such Components or otherwise breached the terms of this Section 1(d). In addition, until Seller either meets the qualification requirements for a new Component, or fails to meet such Component qualification schedule as described above, or otherwise materially bleaches this Agreement, the Minimum Annual Volume Obligation shall continue to apply to any existing Components.

(f) Except for Buyer’s obligations pursuant to this Section 1, this Agreement does not create any commitment by or obligation upon Buyer to place any minimum percentage or volume of its requirements for Components with Seller. Buyer may terminate this Agreement prior to the stated term without liability in the event of any material breach by Seller of the terms of this Agreement; or as otherwise provided pursuant to the terms of this Agreement. In such event, Buyer shall no longer have any liability for the purchase commitment and may exercise its rights in accordance with the terms of this Agreement.

2.	PRICES AND PAYMENT

Prices shall be as stated in the Appendix 1, and shall remain firm for a minimum of one (1) year from the Effective Date. No extra charges of any kind will be allowed unless specifically agreed in writing by Buyer. Buyer reserves the right to renegotiate pricing for quantities ordered in excess of commitments, if any, set forth herein. The Payment Terms are as set forth in Section 2 of the GEE Purchase Terms attached as Appendix 2.

3.	TERM AND TERMINATION

(a) Unless extended or unless terminated under this Section 3 or other clause of this Agreement providing termination rights, this Agreement will remain in effect until December 31, 2015 (“Term”).

(b) [...***...], Buyer may terminate this Agreement at any time without cause by giving [...***...] prior notice to Seller. Upon termination (other than due to Seller’s insolvency or default including failure to comply with the Agreement or any PO issued hereunder), Buyer and Seller shall exercise their rights in accordance with Section 11.1 of the GEE Purchase Terms set forth in Appendix 2. Seller waives all termination claims not specifically reserved in this Agreement.

(c) Either party may terminate this Agreement if the other party commits a material breach of this Agreement that remains uncured thirty (30) days after written notice is delivered to such breaching party. In the event Buyer terminates this Agreement due to Seller’s material breach, Buyer may terminate this Agreement, in whole or in part, including any or all POs issued hereunder, without liability consistent with the rights set forth in Sections 3.1 and/or 1 1.2 of the GEE Purchase Terms, or as provided elsewhere in this Agreement.

(d) In the event that, on or before the date that is [...***...] after the Effective Date (the “Financing Termination Date”), Seller has not entered into sufficient financing arrangements with respect to accounts receivable under this Agreement, as determined in Seller’s sole reasonable discretion, Seller may terminate this Agreement and any or all issued POs (including any Tooling POs) hereunder without liability or further obligation to Buyer (other than as set forth in subsection (e) below) notwithstanding any contrary provision in this Agreement.

(e) Upon termination of this Agreement for any reason, each party agrees to return all confidential information of the other party or its Affiliates, and Seller agrees to return to Buyer all Buyer-owned tooling, test equipment and other property. Buyer will bear all usual and reasonable costs of the return of such tooling, test equipment and property. Such returned tooling, test equipment and property must be fully functional and undamaged, except for reasonable wear; otherwise, Seller shall bear all costs associated with repair or replacement.

4.	NOTICES

All notices under this Agreement shall be deemed to have been effectively given when sent by facsimile or mailed via certified mail return receipt requested, properly addressed to the other party at the address below or at such other address as the party has designated in writing.

Buyer	SUPPLIER
ATTN:	ATTN:
[...***...]	[...***...]
[...***...]	[...***...]
[...***...]	[...***...]

5.	TOOLING

The parties acknowledge that Buyer is providing the tools, tooling, capital equipment, and fixtures identified on Appendix 4 of this Agreement (collectively, the “Tooling”), and such Tooling is and shall be at all times the sole and exclusive property of Buyer which is currently free and clear of any claims, liens or encumberances and Seller shall ensure that it does not cause or allow the Tooling to be subject to any claims, liens or encumbrances except to the extent that any claim alleges that the design of the Tooling to the extent that the design is provided by Buyer to Seller, infringes the rights of a third party, as that portion of any claim shall not be Seller’s responsibility under this Section 5. Upon any of the Tooling reaching the end of its useful life, and where such Tooling is still necessary for the ongoing manufacture of Components pursuant to this Agreement, Buyer will repair or replace such Tooling at its sole cost and expense except to the extent that such replacement was necessitated by Seller’s misuse, abuse, or failure to properly maintain such Tooling in which case the cost of such replacement Tooling shall be borne by both Buyer and Seller in an amount to be negotiated and agreed upon by the parties. Upon any replacement of the Tooling, including by purchase of any replacement Tooling by Buyer from Seller, Appendix 4 shall be deemed to have been amended to reflect that new Tooling.

(a) Upon execution of this Agreement, the Tooling, including any repaired or replaced Tooling or any pan thereof or any materials affixed or attached thereto, shall remain the sole and exclusive property of Buyer.

(b) Without the prior written consent of Buyer, Seller shall not: (i) substitute any Tooling for Buyer’s POs, (ii) dispose of, change or move the Tooling from its stated location, or (iii) use the Tooling for any purpose other than to satisfy POs placed by Buyer.

(c) Seller shall conspicuously identify and label each piece of Tooling and, whenever practical, each individual item thereof, as the property of Buyer and shall safely store the Tooling separate and apart from Seller’s property.

(d) Seller shall keep the Tooling in a good and safe working condition at its own cost and expense, in its own custody at its place of business, and at all times shall exercise reasonable care and control in using the Equipment so that upon return to Buyer, the Tooling shall be in as good of a working order and in as good of a condition as it was upon delivery, except for reasonable wear and tear. Buyer may enter the premises of Seller at any reasonable time to conduct a physical inventory of the Tooling.

(e) Seller will inspect the Tooling prior to use and will train and supervise its employees in the proper and safe operation of the Tooling. Further, Seller shall release, defend, hold harmless and indemnify Buyer, its directors, officers, employees, agents representatives, successors and assigns from any and all claims, demands, losses, judgments, damages, costs, expenses or liabilities arising from any negligent act or omission of Seller related to the Tooling while it is in Seller’s care, custody and/or control.

(f) The Tooling, while in Seller’s care, custody and/or control, shall be: (i) held at Seller’s risk and (ii) kept insured by Seller: (x) at Seller’s expense with loss payable to Buyer in an amount equal to the replacement cost and (y) against loss or damage by fire, flood and other common perils by an insurance company acceptable to Buyer. Seller shall deliver proof of such insurance to Buyer within fifteen (15) days of the signing of this Agreement,

(g) The Tooling shall be subject to removal at Buyer’s written request, in which event Seller shall prepare the Tooling for shipment and shall redeliver such Tooling to Buyer in the same condition as originally received, otherwise, Seller shall bear all costs associated with repair or replacement of the Tooling. Buyer will bear all usual and reasonable costs of the return of the Tooling.

6.	COMPLIANCE AND GOVERNING OF LAW

Seller represents and warrants that it will comply with all laws applicable to this Agreement, and acknowledges that it has received, reviewed and agrees to follow the GE Energy Integrity Guide for Suppliers, Contractors and Consultants set forth in Appendix 5. The governing law of this Agreement will be as set forth in the applicable GEE Terms of Purchase attached as Appendix 2. All rights of the parties are as set forth in this Agreement.

7.	ASSIGNMENT, CHANGE OF CONTROL, WAIVER AND SURVIVAL

(a) Buyer may assign this Agreement to any of its Affiliates. Because performance of this PO is specific to Seller, Seller may assign this Agreement subject to all of Buyers qualification requirements, only upon Buyer’s prior written consent, which consent will not be unreasonably withheld. Notwithstanding the foregoing, except with respect to Competitors of Buyer, Seller may assign this Agreement without the written consent of Buyer to a corporation or other business entity in a Change of Control or to a Designated Seller Affiliate. Seller will provide Buyer with written notice of any Change of Control (a “Change of Control Notice”) within seven (7) days of such Change of Control, but in no event later than the closing related to such Change of Control. Buyer, without liability other than Buyer’s obligations under Section 3(d), may terminate this Agreement (together with all outstanding POs hereunder) without any liability immediately upon giving written notice to Seller where:

(i) Seller fails to provide Buyer with a Change of Control Notice within seven (7) days of such Change of Control, but in no event later than the closing related to such Change of Control;

(ii) upon the closing of such Change of Control if such Change of Control involves an Acquirer who is a Competitor of Buyer; or

(iii) if Seller, an Acquirer or any of their successors or assigns becomes, directly or indirectly, a Competitor of Buyer and in no event will Seller, an Acquirer or any of their successors or assigns be entitled to any termination costs in the event that Buyer exercises its termination rights under this Section.

“Change of Control” means (a) a merger, consolidation, business combination or similar transaction relating to Seller or any entity, including without limitation, any individual, corporation, company, partnership, limited liability company or group, that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with Seller {each a “Designated Seller Affiliate” provided, however, that a [...***...] or less owned entity shall not be deemed a “Designated Seller Affiliate”) with any person or entity other than a Designated Seller Affiliate (an “Acquirer”); (b) the sale of [...***...] or more of the voting or capital stock of Seller or any Designated Seller Affiliate to an Acquirer; (c) the sale or transfer of all or any substantial portion of the assets relating to the business of the manufacture of wind turbine blades of Seller or any Designated Seller Affiliate to an Acquirer; or (d) any liquidation or similar extraordinary transaction with respect to Seller or any Designated Seller Affiliate, provided in each case that a Change of Control shall not include: (i) any public offering; or (ii) an internal restructuring of the Seller or a Designated Seller Affiliate in the ordinary course of its business. “Competitor of Buyer” means, any person or entity [...***...].

(b) No claim or right arising out of a breach of this Agreement shall be discharged in whole or part by waiver or renunciation unless such waiver or renunciation is supported by consideration and is in writing signed by the aggrieved party. No failure by either party to enforce any rights hereunder shall be construed a waiver. All parts of this Agreement relating to liability and its limitations, warranties, indemnities and confidentiality shall survive expiration and termination of this Agreement.

8.	FORCE MAJEURE

Neither party shall he liable for any failure or delay in performance caused by or due to acts of God, war, riot, terrorism, sabotage, accident or casualty, or other causes beyond the reasonable control of the party that are without the fault or negligence of such party (a “Force Majeure Event”), provided that the delayed party: (i) gives the other party written notice of such cause promptly, and in any event within seventy-two (72) hours of discovery thereof, and(ii) uses its reasonable efforts to correct such failure or delay in its performance. Notwithstanding the foregoing, (i) if Seller is unable to perform for more than [...***...] due to any such circumstances, Buyer’s purchase commitment set forth in Section 1 shall be reduced in an amount equal to the number of Components that Seller is not able to deliver due to the Force Majeure Event (“Undelivered Blades”), and Buyer may procure the Undelivered Blades from other suppliers without penalty or further liability to Seller, and/or (ii) if Seller is unable to perform for more than [...***...] due to any such circumstances, Buyer may terminate this Agreement without penalty or further liability to Seller. Also within the definition of a Force Majeure event are labor strikes, work stoppages and scarcity of raw materials caused by military or political conflicts which are not specific to Seller or Seller’s facility and, in the case of raw materials, for which Seller has maintained reasonable inventory levels and has maintained a reasonable number of alternative suppliers all of which are unable to perform because of this same Force Majeure Event.

9.	ENTIRE AGREEMENT

This instrument, with such documents expressly incorporated by reference, is intended as a complete, exclusive and final expression of the parties’ agreement with respect to such terms as are included herein. There are no representations, understandings or agreements, written or oral, which are not included herein. This Agreement may be executed in one or more counterparts in facsimile or other written form, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to the other party.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by these respective authorized representatives as of the Effective Date first set forth above.

GENERAL ELECTRIC INTERNATIONAL, INC.,		GENERAL ELECTRIC COMPANY

By:	[...***...]	By:	[...***...]
Title:	[...***...]	Title:	[...***...]

Date:	12/21/2011	Date:	12/21/2011

TPI Kompozit Kanat Sanayi ve Ticaret A.S.

By:	[...***...]
Title:	[...***...]

Date:	12/21/2011

ATTACHMENTS

Appendix 1:	Description, Quantity and Price List of Components

Appendix 2:	GEE Purchase Terms

Appendix 3:	Quality Plan

Appendix 4:	Tooling

Appendix 5:	GE Energy Integrity Guide for Suppliers, Contractors and Consultants

Appendix 6:	Confirmation of Assignment

APPENDIX 1

Description, Quantity and Price List Of Components

Volumes and Pricing

The parties agree that the volumes below represent the Minimum Annual Volume Obligation of Buyer:

[...***...]

Beginning in 2012 and for each year thereafter during the Term, Seller shall provide Buyer [...***...]

[...***...].

Beginning for calendar year 2013 and thereafter during the Term, POs delivered by Buyer shall set forth the number of Components to be purchased by Buyer, and delivered by Seller. Buyer shall place PO for calendar year 2013 on or before September 30, 2012 and by end of September the year prior for each subsequent year.

In addition throughout the Term of the Agreement, unless otherwise mutually agreed by the parties for one or more quarters, Buyer shall be obligated to order and purchase and Seller shall be obligated to manufacture, deliver and sell pursuant to an annual PO a minimum number of Components equal [...***...] production lines of capacity (as defined above).

In the event that Buyer proposes a new blade model pursuant to the terms of the Agreement, the parties agree to [...***...]. The new price quoted by Seller will include [...***...].

[...***...]. In a given calendar year of the Agreement, the parties hereby agree to [...***...]; provided, however, that at no time will a [...***...] shall be incorporated in the annual pricing for the upcoming year. [...***...].

The parties agree that the Guaranteed Capacity to the Buyer will be equivalent to and equal to the capacity of [...***...], which will be available for deploying Buyer owned tooling for the purpose of satisfying Buyer’s blade orders under this Agreement, which such [...***...] production lines for [...***...] Components or their equivalent.

Seller agrees to [...***...] to assure fulfillment of Seller’s obligations under the Supply Agreement. The parties agree that these corrections shall be complete prior to June 1, 2012.

Dedicated Storage Space

(a) Seller will maintain a storage facility with dedicated space to Buyer for storage of up to [...***...] sets of [...***...] length Components (the “Storage Facility”). Upon mutual agreement Seller will increase such capacity. [...***...].

(b) Seller will deliver the finished Components to the Storage Facility and store in storage fixtures provided by Seller, or if appropriate, shipping fixtures provided by Buyer. When required by the terms of this Agreement, Shipping fixtures will be delivered by Buyer to the Storage Facility as needed for shipments from the Storage

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Facility. Seller will be responsible for the proper care of the shipping fixtures, and all loading and unloading of trailers at the Storage Facility. All damages or losses at the Storage Facility will be borne by Seller, and Seller will be responsible for insuring against the risk of loss or damage at the Storage Facility as specified in Section 12 of the Appendix 2.

Components

BLADE, [...***...]

*	Buyer may change the product mix to a [...***...] or other length blade in which case changes will be handled according to section 6 of the GEE Standard Terms Of Purchase Rev H.

[...***...]

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[...***...]

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APPENDIX 2

GEE Purchase Terms

GE ENERGY EUROPE TERMS OF PURCHASE REV. H

1. ACCEPTANCE OF TERMS. Seller agrees to be bound by and to comply with all terms set forth herein and in the purchase order, to which these terms are attached and are expressly incorporated by reference (collectively, the “Order”), including any amendments, supplement, specifications and other documents referred to in this Order. Acknowledgement of this Order, including without limitation, by beginning performance of the work called for by this Order, shall be deemed acceptance of this Order. The terms set forth in this Order take precedence over any alternative terms in any other document connected with this transaction unless such alternative terms are: (a) part of a written supply agreement (“Supply Agreement”), which has been negotiated between the parties and which the parties have expressly agreed may override these terms in the event of a conflict; and/or (b) set forth on the face of the Order to which these terms are attached. In the event these terms are part of a written Supply Agreement between the parties, the term “Order” used herein shall mean any purchase order issued under (he Supply Agreement. This Order does not constitute an acceptance by Buyer of any offer to sell, any quotation, or any proposal. Reference in this Order to any such offer to sell, quotation or proposal shall in no way constitute a modification of any of the terms of this Order. The terms in this Order shall also apply if the Buyer receives and accepts Seller’s goods even if delivered under Seller’s contradictory terms. ANY ATTEMPTED ACKNOWLEDGMENT OF THIS ORDER CONTAINING TERMS INCONSISTENT WITH OR IN ADDITION TO THE TERMS OF THIS ORDER IS NOT BINDING UNLESS SPECIFICALLY ACCEPTED BY BUYER IN WRITING.

2. PRICES, PAYMENTS AND QUANTITIES.

2.1 Prices. All prices are firm and shall not be subject to change. Seller’s price includes all payroll and/or occupational taxes, any value added tax that is not recoverable by Buyer and any other taxes, fees and/or duties applicable to the goods and/or services purchased under this Order; provided, however, that any value added tax that is recoverable by Buyer, state and local sales, use, excise and/or privilege taxes, if applicable, will not be included in Seller’s price but will be separately identified on Seller’s invoice. If Seller is obligated by law to charge any value added and/or similar tax to Buyer, Seller shall ensure that if such value added and/or similar tax is applicable, that it is invoiced to Buyer in accordance with applicable rules so as to allow Buyer to reclaim such value added and/or similar lax from the appropriate government authority. Neither party is responsible for taxes on the other party’s income or the income of the other party’s personnel or subcontractors. If Buyer is required by government regulation to withhold taxes for which Seller is responsible, Buyer will deduct such withholding tax from payment to Seller and provide to Seller a valid tax receipt in Seller’s name. If Seller is exempt from such withholding taxes or eligible for a reduced rate of withholding tax as a result of a tax treaty or other regime, Seller shall provide to Buyer a valid tax residency certificate or other documentation, as required by the applicable government regulations, at a minimum of thirty (30) days prior to payment being due

2.2 Payments.

(a) Payment Terms. Unless otherwise stated on the face of this Order, or required by applicable law. Buyer will initiate payment to Seller on or before [...***...] from the Payment Stan Date, with the [...***...] day after the Payment Start Date being referred to herein as the “Net Due Date”, plus the number of days, if any, between the Net Due Date and Buyer’s next scheduled “Normal Payment Date”. For purposes of this Section, Buyer’s “Normal Payment Date” is the regularly scheduled business day of the week or month on or after the Net Due Date on which Buyer initiates payments pursuant to this Section. Unless otherwise required by applicable law, the Payment Start Date is the latest of the required date identified on the Order, the received date of the goods and/or services in Buyer’s receiving system or the date of receipt of valid invoice by Buyer. The received date of the goods and/or services in Buyer’s receiving system will occur: (i) in the case where the goods are shipped directly to Buyer or placed in the Storage Facility (as set forth on Appendix 1 to the Supply Agreement) and/or services are performed directly for Buyer, within forty eight (48) hours of Buyer’s physical receipt of the goods or services; (ii) in the case of goods shipped directly to: (A) Buyer’s customer or a location designated by Buyer’s customer (“Material Shipped Direct” or “MSD”) or (B) a non Buyer/non customer location to be incorporated into MSD, within forty eight (48) hours of Seller presenting Buyer with a valid bill of lading confirming that the goods have been shipped from Seller’s facility; (iii) in the case where goods are shipped directly to a third party in accordance with this Order, within forty eight (48) hours of Buyer’s receipt of written certification from the third party of its receipt of the goods; or (iv) in the case of services performed directly for a third party in accordance with this Order, within forty eight (48) hours of Buyer’s receipt of written certification from Seller of completion of the services.

(b) Early Payment. Unless otherwise set forth on the face of this Order, Buyer shall be entitled, either directly or through an Affiliate (defined below) of Buyer to take [...***...] the Normal Payment Date that payment is initiated. For example, an early payment reduction of [...***...] would correspond to a payment [...***...] and an early payment reduction [...***...] would correspond to a payment [...***...]. Unless otherwise agreed, up to [...***...] buyer agrees not to apply more than [...***...]. Notwithstanding the foregoing, if applicable law requires Buyer to pay Seller on or before a date that is earlier than the Normal Payment Date (the “Mandatory Payment Date”), then Buyer will pay Seller on or before the Mandatory Payment Date but will be entitled, unless applicable law provides otherwise, to take an early payment reduction of [...***...] of the gross invoice price for each day before the Normal Payment Date that it initiates payment.

(c) Miscellaneous. Payments will be in Euros or, upon mutual agreement, the Euro’s then current U.S. Dollar equivalent or other recognized international currency in the region. If the Euro in no longer a recognized international currency in the region, the parties will negotiate in good faith to find a suitable alternative. Seller’s invoice shall in all cases bear Buyer’s Order number and shall be issued no later than forty-five (45) days after receipt of the goods by Buyer and/or Seller’s completion of the services. Buyer shall be entitled to reject Seller’s invoice if it fails to include Buyer’s Order number, is issued after the time set forth above or is otherwise inaccurate, and any resulting: (i) delay in Buyer’s payment; or (ii) nonpayment by Buyer shall be Seller’s responsibility. Seller warrants that it is authorized to receive payment in the currency stated in this Order. No extra charges of any kind will be allowed unless specifically agreed in writing by Buyer. Buyer shall be entitled at any time to set off any and all amounts owed by Seller to Buyer or a Buyer Affiliate (defined below) on this or any other order, “Affiliate” shall for the purposes of this Order mean, with respect to either party, any entity, including without limitation, any individual, corporation, company, partnership, limited liability company or group, that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such party. Buyer agrees that Seller may enter into one or more financing arrangements with respect to any accounts receivable or other amounts payable to Seller by Buyer under the Supply Agreement. In connection with the foregoing, Seller has to send a notification of assignment to the Buyer and, Buyer agrees during the Term of the Supply Agreement and us reasonable commercial efforts to execute such documents and take such actions as may be reasonably necessary to assign Seller’s rights in any such receivables to one or more lenders, including without limitation the execution and delivery from time to time of a confirmation of assignment Seller acknowledges and agrees that any such arrangement shall be subject to the express terms of the Supply Agreement and this Order and shall in no way be deemed to modify any rights, remedies or obligations of Buyer thereunder nor compromise Seller’s obligation to perform any of its obligations under the Agreement and/or pay any liabilities it would owe to Buyer for breach of this Agreement.

2.3 Quantities.

(a) General. Buyer is not obligated to purchase any quantity of goods and/or services except for such quantity(ies) as may be specified either: (i) on the face of an Order; (ii) in a release on the face of an Order; or

(iii) on a separate written release issued by Buyer pursuant to an Order. Unless otherwise agreed to in writing by Buyer, Seller shall not make material commitments or production arrangements in excess of the quantities specified in Buyer’s Order or release and/or in advance of (he time necessary to meet Buyer’s delivery schedule. Should Seller enter into such commitments or engage in such production, any resulting exposure shall be for Seller’s account. Goods delivered to Buyer in excess of the quantities specified in Buyer’s Order or release and/or in advance of schedule may be returned to Seller at Seller’s risk and expense, including but not limited to any cost incurred by Buyer related to storage and handling of such goods.

(b) Replacement Parts. Replacement parts for goods purchased by Buyer hereunder are for the purpose of this Section defined as “Parts” and are included in the definition of “goods” under this Order. For all goods ordered by Buyer’s Measurement and Control Solutions, Industrial Solutions or Wind Energy businesses and if expressly required on the face of this Order by another Affiliate, group, division and/or business unit of Buyer, Seller shall use commercially reasonable efforts to provide Parts: (i) to Buyer’s Measurement and Control Solutions and Industrial Solutions businesses for a period [...***...]; and (ii) to Buyer’s Wind Energy business for period of [...***...]. In case where Seller no longer has or is required to have usable Tooling, Buyer shall either provide Seller with all Tooling required producing the Pails or, alternatively authorizing Seller to buy Tooling on Buyer’s behalf. Seller shall continue to supply such Parts past the [...***...] for Buyer’s Measurement and Control Solutions and Industrial Solutions businesses and the [...***...] for Buyer’s Wind Energy business if Buyer orders at least [...***...], as applicable. After a Component is no longer in production, the prices for Parts shall be [...***...] apply unless the panics mutually agree in advance. After the end of the above referenced [...***...] periods, Seller shall continue to maintain in good working condition all Seller owned tooling required to produce the Parts, and shall not dispose of such tooling without first contacting Buyer and offering Buyer the right to purchase such tooling from Seller. Seller’s obligations with regard to Buyer owned tooling are set forth in Section 4 “Buyer’s Property”.

3. DELIVERY AND TITLE PASSAGE.

3.1 Delivery. Time is of the essence of this Order. If Seller delivers the goods or completes the services later than scheduled, Buyer may assess the following amounts as liquidated damages for the delay period: where Seller is [...***...], where Seller is [...***...] (“LD Cap”). The parties agree that such amounts are an exclusive remedy for the damages resulting from the delay period only; are a reasonable pre estimate of such damages Buyer will suffer as a result of delay based on circumstances existing at the time the Order was issued; and are to be assessed as liquidated damages and not as a penalty. In addition to the Liquidated Damages set forth above, Seller agrees to pay the costs actually incurred by the Buyer in transportation over and above normal transportation costs, up to a maximum of [...***...], during the period of time starting [...***...] after the delivery date through the earlier of the actual delivery date of a Component or the termination or expiration of the Supply Agreement. Buyer’s resort to liquidated damages for the delay period does not preclude Buyer’s right to other remedies, damages and choices under this Order unrelated to Seller’s delay in delivering goods and services. Buyer’s sole remedy for damages for late delivery during the delay period shall be limited to the receipt of the amount of the LD Cap from Seller until [...***...] after the LD Cap has been reached (the end of the delay period) after which Buyer may avail itself of any other remedies for breach that exist in the Agreement (including termination for Seller’s default for breach of its delivery obligations. Unless otherwise stated on the face of this Order, all goods provided under this Order shall be delivered EXW Seller’s facility. The term EXW used herein is modified from the INCOTERMS 2010 definition to mean “EXW with Seller responsible for loading the goods at Seller’s risk and expense”. Buyer may specify contract of carriage in all cases. Failure of Seller to comply with any such Buyer specification shall cause all resulting transportation charges to be for the account of Seller and give rise to any other remedies available at law or equity.

3.2 Title Passage. Unless otherwise stated on the face of this Order: (a) title to goods shipped from one country in the European Union (“EU”) for delivery to another country within the EU, shall pass: (i) when the goods leave the territorial land, air or sea space of the EU source country for goods shipped directly to a non Buyer’s EU facility; and (ii) at Buyer’s dock for goods shipped to Buyer’s EU facility; (b) title to goods shipped from the source country for delivery within the source country (excluding shipments within the U.S., which are governed by subsection (e) below) shall pass at: (i) Seller’s dock for goods shipped directly to a non Buyer’s facility; and (ii) Buyer’s dock for goods shipped to Buyer’s facility; (c) title to goods shipped from outside the U.S. for delivery to a different country outside the U.S. (excluding shipments within the EU, which are governed by subsection (a) above) shall pass at: (i) the port of export after customs clearance for goods shipped directly to a non Buyer’s facility; and (ii) port of import if shipped to Buyer’s facility; (d) title to goods shipped from outside the U.S. for delivery within the U.S. shall pass at: (i) the port of export after customs clearance for goods shipped directly to a non Buyer’s facility; and (ii) Buyer’s dock if shipped to Buyer’s facility; and (e) title to goods shipped from the U.S. for delivery to all locations shall pass at: (i) Seller’s dock for goods shipped directly to a non Buyer’s facility; (ii) port of import for goods shipped to Buyer’s non U.S. facility; and (iii) Buyer’s dock for goods shipped to Buyer’s U.S. facility.

4. BUYER’S PROPERTY. Unless otherwise agreed in writing, all tangible and intangible property, including, but not limited to, information or data of any description, tools, materials, drawings, computer software, know how, documents, trademarks, copyrights, equipment or material furnished to Seller by Buyer or specifically paid for by Buyer, and any replacement thereof, or any materials affixed or attached thereto, shall be and remain Buyer’s personal property. Such property furnished by Buyer shall be accepted by Seller “AS IS” with all faults and without any warranty whatsoever, express or implied. Seller shall use such property at its own risk, and Buyer makes no warranty or representation concerning the condition of such property. Such property and, whenever practical, each individual item thereof, shall be plainly marked or otherwise adequately identified by Seller as Buyer’s property, safely stored separate and apart from Seller’s property and properly maintained by Seller. Seller further agrees to comply with any handling and storage requirements provided by Buyer for such property. Seller shall not substitute any other property for Buyer’s property. Seller will inspect Buyer’s property prior to use and will train and supervise its employees and other authorized users of such property in its proper and safe operation. Seller shall use Buyer’s property only to meet Buyer’s orders, and shall not use it, disclose it to others or reproduce it for any other purpose. Such property, while in Seller’s care, custody or control, shall be held at Seller’s risk, shall be kept free of encumbrances and insured by Seller at Seller’s expense in an amount equal to the replacement cost thereof with loss payable to Buyer and shall be subject to removal at Buyer’s written request, in which event Seller shall prepare such property for shipment and redeliver to Buyer in the same condition as originally received by Seller, reasonable wear and tear excepted, all at Seller’s expense. As noted in Section 15.4 (b), “Assists”, any consigned material, tooling or technology used in production of the goods shall be identified on the commercial or pro forma invoice used for international shipments. Buyer hereby grants a non exclusive, non assignable license, which is revocable with or without cause at any time, to Seller to use any information, drawings, specifications, computer software, know how and other data furnished or paid for by Buyer hereunder for the sole purpose of performing this Order for Buyer. Buyer shall own exclusively all rights in ideas, inventions, works of authorship, strategies, plans and data created in or resulting from Seller’s performance under this Order, including all patent rights, copyrights, moral rights, rights in proprietary information, database rights, trademark rights and other intellectual property rights. All such intellectual property that is protectable by copyright will be considered: (a) work(s) made for hire for Buyer; (b) Seller will give Buyer “first owner” status related to the work(s) under local copyright law where the work(s) was created; or (c) if the Governing Law (defined in Section 20) does not allow Buyer to gain ownership of such intellectual property. Seller hereby grants to Buyer a royalty free, exclusive, transferable, irrevocable, perpetual and worldwide license for such intellectual property. If by operation of law any such intellectual property is not owned in its entirety by Buyer automatically upon creation, then Seller agrees to transfer and assign to Buyer, and hereby transfers and assigns to Buyer, the entire right, title and interest throughout the world to such intellectual property. Seller further agrees to enter into and execute any documents that may be required to transfer or assign ownership in and to any such intellectual property to Buyer. Should Seller, without Buyer’s prior written consent and authorization, design or manufacture for sale to any person or entity other than Buyer any goods substantially similar to, or which reasonably can substitute or repair, a Buyer good, Buyer, in any adjudication or otherwise, may require Seller to establish by clear and convincing evidence that neither Seller nor any of its employees, contractors or agents used in whole or in part, directly or indirectly, any of Buyer’s property, as set forth herein, in such design or manufacture of such goods. Further, Buyer shall have the right to audit all pertinent records of Seller, and to make reasonable inspections of Seller facilities, to verify compliance with this Section. Seller’s and its Affiliates’ (i) existing intellectual property shall remain the sole and exclusive property of Seller, including without limitation TPI Composites, Inc.’s proprietary and patented SCRIMP® technology and (ii) any intellectual property created or discovered by Seller or its Affiliates outside the scope of this Agreement and without any reference to or in reliance on any of Buyer’s intellectual properly or Confidential Information (including without limitation any improvements to TPI Composites, Inc.’s proprietary and patented SCRIMP® technology developed outside the scope of this Agreement and any Order , and without making any reference to or in reliance on any Buyer’s intellectual property or Confidential information with Buyer and without reference to or in reliance on any of Buyer’s intellectual property or Confidential Information) shall remain the sole and exclusive property of Seller unless otherwise agreed in writing.

5. DRAWINGS. Any review or approval of drawings by Buyer will be for Seller’s convenience and will not relieve Seller of its responsibility to meet all requirements of this Order.

6. CHANGES.

6.1 Buyer may at any time make changes within the general scope of this Order in any one or more of the following: (a) drawings, designs or specifications where the goods to be furnished are to be specially manufactured for Buyer; (b) method of shipment or packing; (c) place and time of delivery; (d) amount of Buyer’s furnished property; (e) quality; (f) quantity; or (g) scope or schedule of goods and/or services. Buyer shall document such change request in writing, and Seller shall not proceed to implement any change unless and until such change is provided in writing by Buyer. If any changes cause an increase or decrease in the cost of, or the time required for the performance of, any work under this Order, an equitable adjustment shall be made in the Order price or delivery schedule, or both, in writing. Any Seller claim for adjustment under this clause will be deemed waived unless asserted within thirty (30) days from Seller’s receipt of the change or suspension notification, and may only include [...***...].

6.2 Seller shall notify Buyer in writing in advance of any and all: (a) changes to the goods and/or services, their specifications and/or composition; (b) process changes; (c) plant and/or equipment/tooling changes or moves; (d) transfer of any work hereunder to another site; and/or (e) sub supplier changes, and no such change shall occur until Buyer has had the opportunity to conduct such audits, surveys and/or testing necessary to determine the impact of such change on the goods and/or services and has approved such change in writing. Seller shall be responsible for obtaining, completing and submitting proper documentation regarding any and all changes, including complying with any written change procedures issued by Buyer.

7. PLANT ACCESS/INSPECTION AND QUALITY.

7.1 Inspection/Testing. In order to assess Seller’s work quality, conformance with Buyer’s specifications and compliance with this Order, including but not limited to Seller’s representations, warranties, certifications and covenants under this Order, upon reasonable notice by Buyer, all: (a) goods, materials and services related in any way to the goods and services purchased hereunder (including without limitation raw materials, components, intermediate assemblies, work in process, tools and end products) shall be subject to inspection and test by Buyer and its customer or representative at all times and places, including sites where the goods and services are created or performed, whether they are at premises of Seller, Seller’s suppliers or elsewhere; and (b)

of Seller’s books and records relating to this Order shall be subject to inspection by Buyer. If any inspection, test, audit or similar oversight activity is made on Seller’s or its suppliers’ premises, Seller shall, without additional charge: (i) provide all reasonable access and assistance for the safety and convenience of the inspectors and (ii) take all necessary precautions and implement appropriate safety procedures for the safety of Buyer’s personnel while they are present on such premises. If Buyer’s personnel require medical attention on such premises, Seller will arrange for appropriate attention. If in Buyer’s opinion the safety of its personnel on such premises may be imperiled by local conditions, Buyer may remove some or all of its personnel from such premises, and Buyer shall have no responsibility for any resulting impact on Seller or its suppliers. If specific Buyer and/or Buyer’s customer tests, inspection and/or witness points are included in this Order, the goods shall not be shipped without an inspector’s release or a written waiver of test/inspection/witness with respect to each such point; however, Buyer shall not be permitted to unreasonably delay shipment; and Seller shall notify Buyer in writing at least twenty (20) days prior to each of Seller’s scheduled final and, if applicable, intermediate test/ inspection/witness points. Buyer’s failure to inspect, accept, reject or detect defects by inspection shall neither relieve Seller from responsibility for such goods or services that are not in accordance with the Order requirements nor impose liabilities on Buyer.

7.2 Quality. When requested by Buyer, Seller shall promptly submit real time production and process measurement and control data (the “Quality Data”) in the form and manner requested by Buyer. Seller shall provide and maintain an inspection, testing and process control system (“Seller’s Quality System”) covering the goods and services provided hereunder that is acceptable to Buyer and its customer and complies with Buyer’s quality policy and/or other quality requirements that are set forth on the face of this Order or are otherwise agreed to in writing by the parties (“Quality Requirements”). Acceptance of Seller’s Quality System by Buyer shall not alter the obligations and liability of Seller under this Order. If Seller’s Quality System fails to comply with the terms of this Order, Buyer may require additional quality assurance measures at Seller’s expense. Such measures may include, but are not limited to, Buyer requiring Seller to install a Buyer approved third party quality auditor(s)/inspector(s) at Seller’s facility(ies) to address the deficiencies in Seller’s Quality System or other measures that may be specified in Buyer’s Quality Requirements or otherwise agreed upon by the parties in writing. Seller shall keep complete records relating to Seller’s Quality System and shall make such records available to Buyer and its customer for: (a) three (3) years after completion of this Order, (b) such period as set forth in the specifications applicable to this Order; or (c) such period as required by applicable law, whichever period is the longest.

7.3 Product Recall.

(a) If any governmental agency with jurisdiction over the recall of any goods supplied hereunder provides written notice to Buyer or Seller, or Buyer or Seller has a reasonable basis to conclude, that any goods supplied hereunder could possibly create a potential safety hazard or unsafe condition, pose an unreasonable risk of serious injury or death, contain a defect or a quality or performance deficiency, or are not in compliance with any applicable code, standard or legal requirement so as to make it advisable, or required, that such goods be recalled and/or repaired, Seller or Buyer will promptly communicate such relevant facts to each other. Buyer shall determine whether a recall of the affected goods is warranted or advisable, unless Buyer or Seller has received notice to that effect from any governmental agency with jurisdiction over the recalled goods.

(b) If a recall is required under the law or Buyer determines that it is advisable, Seller shall promptly develop a corrective action plan(s) (collectively, the “Corrective Action Plan”), which shall include all actions required by any applicable consumer protection or similar law and any applicable regulations and provide Buyer with an opportunity to review and approve such plan. Seller and Buyer agree to cooperate and work together to ensure that such plan is acceptable to both parties prior to its implementation. If Buyer does not respond to Seller regarding its review and approval of such Corrective Action Plan within a reasonable time period, Buyer shall be deemed to have approved such plan. In addition, Buyer shall cooperate with and assist Seller in any corrective actions and/or filings; provided, however, that nothing contained in this Section shall preclude Buyer from taking any action or making any filings, and in such event, Seller shall cooperate with and assist Buyer in any corrective actions and/or filings it undertakes.

(c) To the extent such recall is determined to have been caused by a defect, quality or performance deficiency, other deficiency, non conformance or non compliance, which is the responsibility of Seller, at Buyer’s election, Seller shall perform all necessary repairs or modifications at its sole expense, or Buyer shall perform such necessary repairs or modifications and Seller shall reimburse Buyer for all reasonable out of pocket costs and expenses incurred by Buyer in connection therewith. In either case, Seller shall reimburse Buyer for all reasonable out of pocket costs and expenses incurred by Buyer in connection with any recall, repair, replacement or refund program, including without limitation all costs related to: (i) investigating and/or inspecting the affected goods; (ii) locating, identifying and notifying Buyer’s customers; (in) repairing, or where repair of the goods is impracticable or impossible, repurchasing or replacing the recalled goods; (iv) packing and shipping the recalled goods; and (v) media notification, if such form of notifications is needed or required. Each party shall consult the other before making any statements to the public or a governmental agency relating to potential safety hazards affecting the goods, except where such consultation would prevent timely notification required by law.

8. REJECTION. If any of the goods and/or services furnished pursuant to this Order are found within a reasonable time after delivery to be defective or otherwise not in conformity with the requirements of this Order, including any applicable drawings and specifications, whether such defect or non conformity relates to scope provided by Seller or a direct or indirect supplier to Seller, then Buyer, in addition to any other rights, remedies and choices it may have by law, contract or at equity, and in addition to seeking recovery of any and all damages and costs emanating therefrom, at its option and sole discretion and at Seller’s expense may: (a) require Seller to immediately re perform any defective portion of the services and/or require Seller to immediately repair or replace non conforming goods with goods that conform to all requirements of this Order; (b) take such actions as may be required to cure all defects and/or bring the goods and/or services into conformity with all requirements of this Order, in which event, all related costs and expenses (including, but not limited to, material, labor and handling costs and any required re performance of value added machining or other service) and other reasonable charges shall be for Seller’s account; (c) withhold total or partial payment; (d) reject and return all or any portion of such goods and/or services; and/or (e) rescind this Order without liability. For any repairs or replacements. Seller, at its sole cost and expense, shall perform any tests requested by Buyer to verify conformance to this Order.

9. WARRANTIES.

9.1 Seller warrants that all goods and services provided pursuant to this Order, whether provided by Seller or a direct or indirect supplier of Seller, will be: (a) free of any claims of any nature, including without limitation title claims, and Seller will cause any lien or encumbrance asserted to be discharged, at its sole cost and expense, within thirty (30) days of its assertion (provided such liens do not arise out of Buyer’s failure to pay amounts not in dispute under this Order or an act or omission of Buyer); (b) new and of merchantable quality, not used, rebuilt or made of refurbished material unless approved in writing by Buyer; (c) free from all defects in workmanship and material; and (d) provided in strict accordance with all specifications, samples, drawings, designs, descriptions or other requirements approved or adopted by Buyer. Seller further warrants that all services will be performed in a competent and professional manner in accordance with the highest standards and best practices of Supplier’s industry. Any attempt by Seller to limit, disclaim or restrict any such warranties or remedies by acknowledgment or otherwise shall be null, void and ineffective.

9.2 The foregoing warranties shall, in the case of turbine plant related goods and services, apply for a period of: (a) twenty four (24) months from the Date of Commercial Operation (defined below) of the turbine plant (in the case of Nuclear power related goods and services, thirty six (36) months from the Date of Commercial Operation of the nuclear power plant), which Buyer supplies to its customer or (b) [...***...], whichever occurs first. “Date of Commercial Operation” means the date on which the plant has successfully passed all performance and operational tests required by Buyer’s customer for commercial operation. In all other cases the warranty shall apply for twenty four (24) months from delivery of the goods or performance of the services, or such longer period of time as customarily provided by Seller, plus delays such as those due to non conforming goods and services. The warranties shall apply to Buyer, its successors, assigns and the users of goods and services covered by this Order.

9.3 If any of the goods and/or services are found to be defective or otherwise not in conformity with the warranties in this Section during the warranty period, then, Buyer, in addition to any other rights, remedies and choices it may have by law, contract or at equity, and in addition to seeking recovery of any and all damages and costs emanating therefrom, at its option and sole discretion and at Seller’s expense may: (a) require Seller to inspect, remove, reinstall, ship and repair or replace/re perform nonconforming goods and/or services with goods and/or services that conform to all requirements of this Order; (b) take such actions as may be required to cure all defects and/or bring the goods and/or services into conformity with all requirements of this Order, in which event all related costs and expenses (including, but not limited to, material, labor and handling costs and any required re performance of value added machining or other service) and other reasonable charges shall be for Seller’s account; and/or (c) reject and return all or any portion of such goods and/or services. Any repaired or replaced good, or part thereof, or re performed services shall carry warranties on the same terms as set forth above, with the warranty period being the greater of the original unexpired warranty or twenty four (24) months after repair or replacement.

10. SUSPENSION. Buyer may at any time, by notice to Seller, suspend performance of the work for such time as it deems appropriate. Upon receiving notice of suspension, Seller shall promptly suspend work to the extent specified, properly caring for and protecting all work in progress and materials, supplies and equipment Seller has on hand for performance. Upon Buyer’s request, Seller shall promptly deliver to Buyer copies of outstanding purchase orders and subcontracts for materials, equipment and/or services for the work and take such action relative to such purchase orders and subcontracts as Buyer may direct. Buyer may at any time withdraw the suspension as to all or pail of the suspended work by written notice specifying the effective date and scope of withdrawal. Seller shall resume diligent performance on the specified effective date of withdrawal. All claims for increase or decrease in the cost of or the time required for the performance of any work caused by suspension shall be pursued pursuant to, and consistent with, Section 6.1. Where any of Buyer’s obligations under this Agreement are suspending [...***...], the term of this Agreement (including the terms of the Agreement and any Order as Order is defined in Appendix 2) applicable to the suspended Components, shall be extended for those suspended Components by the same amount of time that Buyer’s obligations to purchase those Components are suspended pursuant to this Section 10, The foregoing language notwithstanding, nothing in this Section 10 shall in anyway suspend of diminish Buyer’s obligations regarding Minimum Annual Volume as set forth in this Agreement.

11. TERMINATION.

11.1 Termination for Convenience. Subject to Section 3b) of the Supply Agreement Buyer may terminate all or any part of this Order at any time by written notice to Seller. Upon termination (other than due to Seller’s insolvency or default including failure to comply with this Order), Buyer and Seller shall negotiate reasonable termination costs consistent with costs allowable under Section 6.1 and identified by Seller within thirty (30) days of Buyer’s termination notice to Seller, unless the parties have agreed to a termination schedule in writing.

11.2 Termination for Default. Except for delay due to causes beyond the control and without the fault or negligence of Seller and all of its suppliers (lasting not more than sixty (60) days), Buyer, without liability, may by written notice of default, terminate the whole or any part of this Order if Seller: (a) fails to perform within the time specified or in any written extension granted by Buyer; (b) fails to make progress which, in Buyer’s reasonable judgment, endangers performance of this Order in accordance with its terms; or (c) fails 10 comply with any of the terms of this Order. Such termination shall become effective if Seller does not cure such failure within thirty (30) days of receiving notice of default. Upon termination, Buyer may procure at Seller’s expense and upon terms it deems appropriate, goods or services similar to those so terminated. Seller shall continue performance of this Order to the extent not terminated and shall be liable to Buyer for any excess costs for such similar goods or services. As an alternate remedy and in lieu of termination for default, Buyer, at its sole discretion, may elect to extend the delivery schedule and/or waive other deficiencies in Seller’s performance, making Seller liable for any costs, expenses or damages arising from any failure of Seller’s performance. If Seller for any reason anticipates difficulty in complying with the required delivery date, or in meeting any of the other requirements of this Order, Seller shall promptly notify Buyer in writing. If Seller does not comply with Buyer’s delivery schedule, Buyer may require delivery by fastest method and charges resulting from the premium transportation must be fully prepaid by Seller. Buyer’s rights and remedies in this clause are in addition to any other rights and remedies provided by law or equity or under this Order.

11.3 Termination for Insolvency/Prolonged Delay. If Seller ceases to conduct its operations in the normal course of business or fails to meet its obligations as they mature or if any proceeding under the bankruptcy or insolvency laws is brought by or against Seller, a receiver for Seller is appointed or applied for, an assignment for the benefit of creditors is made or an excused delay (or the aggregate time of multiple excused delays) lasts more than sixty (60) days, Buyer may immediately terminate this Order without liability to the fullest extent permitted by the Governing Law, except for goods or services completed, delivered and accepted within a reasonable period after termination (which will be paid for at the Order price).

11.4 Obligations on Termination. Unless otherwise directed by Buyer, upon completion of this Order or after receipt of a notice of termination of this Order for any reason, Seller shall immediately: (a) stop work as directed in the notice; (b) place no further subcontracts or purchase orders for materials, services or facilities hereunder, except as necessary to complete any continued portion of this Order; and (c) terminate all subcontracts to the extent they relate to work terminated. Promptly after termination of this Order and unless otherwise directed by Buyer, Seller shall deliver to Buyer all completed work, work in process, including all designs, drawings, specifications, other documentation and material required or produced in connection with such work and all of Buyer’s Confidential Information as defined in Section 16.

12. INDEMNITY AND INSURANCE.

12.1 Indemnity. Seller shall defend, indemnify, release and hold harmless Buyer, its Affiliates and its or their directors, officers, employees, agents representatives, successors and assigns, whether acting in the course of their employment or otherwise, against any and all third-party suits, actions, or proceedings, at law or in equity, and from any and all third-party claims, demands, losses, judgments, fines, penalties, damages, costs, expenses, or liabilities (including without limitation claims for personal injury or property or environmental damage, claims or damages payable to customers of Buyer, and breaches of Sections 15 and/or 16 below) arising from any act or omission of Seller, its agents, employees, or subcontractors in breach of this order except to the extent attributable to the negligence of Buyer. Seller agrees to include a clause substantially similar to the preceding clause in all subcontracts it enters into related to its fulfillment of this Order. Seller further agrees to indemnify Buyer for any attorneys’ fees or other costs that Buyer incurs in the event that Buyer has to file a lawsuit to enforce any indemnity or additional insured provision of this Order.

12.2 Insurance. For the duration of this Order and for period of ten (10) years from the date of delivery of the goods or performance of the services, Seller shall maintain, through insurers with a minimum Best rating of A VII or S&P A and licensed in the jurisdiction where goods are manufactured and/or sold and where-services are performed, the following insurance: (a) Commercial General Liability, on an occurrence form, in the minimum amount of USD €5,000,000.00 per occurrence with coverage for: (i) bodily injury/property damage, including coverage for contractual liability insuring the liabilities assumed in this Order; (ii) products/completed operations liability; and (iii) all of the following types of coverages where applicable: (A) contractors protective liability; (B) collapse or structural injury; and/or (C) damage to underground utilities with all such coverages in this Section 12.2(a) applying on a primary basis, providing for cross liability, not being subject to any self insured retention and being endorsed to name General Electric Company, its Affiliates (defined in Section 2.2(c)), directors, officers, agents and employees (collectively, the “GE Parties”) as additional insureds; (b) Business Automobile Liability Insurance covering all owned, hired and non owned vehicles used in the performance of the Order in the amount of USD €5,000,000.00 combined single limit each occurrence, endorsed to name the GE Parties as additional insureds; (c) Employers* Liability in the amount of USD €5,000,000.00 each occurrence; (d) Properly Insurance on an “All risk” basis covering the full replacement cost value of all property owned, rented or leased by Seller in connection with this Order and covering damage to Buyer’s property in Seller’s care, custody and control, with such policy being endorsed to name Buyer as “Loss Payee” relative to its property in Seller’s care, custody and control; and (e) appropriate Workers’ Compensation Insurance protecting Seller from all claims under any applicable Workers’ Compensation and Occupational Disease Act. Seller shall obtain coverage similar to Workers’ Compensation and Employers’ Liability for each Seller employee performing work under this Order outside of the EU. All insurance specified in this Section shall be endorsed to provide a waiver of subrogation in favor of Buyer, its Affiliates (defined in Section 2.2(c)) and its and their respective employees for all losses and damages covered by the insurances required in this Section. The application and payment of any self insured retention or deductible on any policy carried by Seller shall be the sole responsibility of Seller. Should Buyer be called upon to satisfy any self insured retention or deductible under Seller’s policies, Buyer may seek indemnification or reimbursement from Seller where allowable by law. Upon request by Buyer, Seller shall provide Buyer with a certificate(s) of insurance evidencing that the required minimum insurance is in effect. The certificate(s) of insurance shall reference that the required coverage extensions are included on the required policies and state that: “General Electric Company, its subsidiaries, affiliates, directors, officers, agents and employees shall be named as additional insureds”. Copies of endorsements evidencing the required additional insured status, waiver of subrogation provision and/or loss payee status shall be attached to the certificate(s) of insurance. Buyer shall have no obligation to examine such certificate(s) or to advise Seller in the event its insurance is not in compliance herewith. Acceptance of such certificate(s), which are not compliant with the stipulated coverages, shall in no way whatsoever imply that Buyer has waived its insurance requirements.

13. ASSIGNMENT AND SUBCONTRACTING. Seller may not assign (including by change of ownership or control, by operation of law or otherwise) this Order or any interest herein including payment, without Buyer’s prior written consent. Seller shall not subcontract or delegate performance of all or any substantial part of the work called for under this Order without Buyer’s prior written consent. Any assignee of Seller shall be bound by the terms and conditions of this Order. Should Buyer grant consent to Seller’s assignment, Seller will ensure that such assignee shall be bound by the terms and conditions of this Order. Further, Seller shall advise Buyer of any subcontractor or supplier to Seller: (a) that will have at its facility any parts or components with Buyer’s or any of its Affiliates’ name, logo or trademark (or that will be responsible to affix the same); and/or (b) fifty percent (50%) percent or more of whose output from a specific location is purchased directly or indirectly by Buyer. In addition, Seller will obtain for Buyer, unless advised to the contrary in writing, written acknowledgement by such assignee, subcontractor and/or supplier to Seller of its commitment to act in a manner consistent with Buyer’s integrity policies, and to submit to, from time to time, onsite inspections or audits by Buyer or Buyer’s third party designee as requested by Buyer. Buyer may freely assign this Order to any third party or Affiliate (defined in Section 2.2(c)). If Seller subcontracts any part of the work under this Order outside of the final destination country where the goods purchased hereunder will be shipped, Seller shall be responsible for complying with all customs requirements related to such sub contracts, unless otherwise set forth in this Order.

14. PROPER BUSINESS PRACTICES. Seller shall act in a manner consistent with Buyer’s Integrity Guide for Suppliers, Contractors and Consultants, a copy of which has been provided to Seller, all laws concerning improper or illegal payments and gifts or gratuities and agrees not to pay, promise to pay or authorize the payment of any money or anything of value, directly or indirectly, to any person for the purpose of illegally or improperly inducing a decision or obtaining or retaining business in connection with this Order. Further, in the execution of its obligations under this Order, Seller shall take the necessary precautions to prevent any injury to persons or to property.

15. COMPLIANCE WITH LAWS.

15.1 General. Seller represents, warrants, certifies and covenants (“Covenants”) that it will comply with all: (a) laws applicable to the goods, services and/or the activities contemplated or provided under this Order, including, but not limited to, any EU, national, international, federal, state, provincial or local law, treaty, convention, protocol, common law, regulation, directive or ordinance and all lawful orders, including judicial orders, rules and regulations issued thereunder, including without limitation those dealing with the environment, health and safety, employment, records retention, personal data protection and the transportation or storage of hazardous materials and (b) good industry practices, including the exercise of that degree of skill, diligence, prudence and foresight, which can reasonably be expected from a competent Seller who is engaged in the same type of service or manufacture under similar circumstances. As used in this Order, the term “hazardous materials” shall mean any: (i) substance or material defined as a hazardous material, hazardous substance, toxic substance, pesticide or dangerous good; or (ii) any other substance regulated on the basis of potential impact to safety, health or the environment, and in both cases, pursuant to any applicable law or regulation, including 49 CFR 171.8, or any applicable requirement of any entity with jurisdiction over the activities, goods or services, which are subject to this Order. Seller agrees to cooperate fully with Buyer’s audit and/or inspection efforts (including completing and returning questionnaires) intended to verify Seller’s compliance with Sections 14 and/or 15 of this Order. Seller further agrees at Buyer’s request to provide certificates relating to any applicable legal requirements or to update any and all of the representations, warranties, certifications and covenants under this Order in form and substance satisfactory to Buyer. Buyer shall have the right to audit all pertinent records of Seller, and to make reasonable inspections of Seller facilities, to verify compliance with this Section 15.

15.2 Environment, Health and Safety.

(a) General. Seller Covenants that it will take appropriate actions necessary to protect health, safety and the environment, including, without limitation, in the workplace and during transport and has established an effective program to ensure any suppliers it uses to perform the work called for under this Order will be in compliance with Section 15 of this Order.

(b) Material Suitability. Seller Covenants that each chemical substance constituting or contained in goods sold or otherwise transferred to Buyer is suitable for use and/or transport in any jurisdiction to or through which Buyer informs Seller the goods will likely be shipped or to or through which Seller otherwise has knowledge that shipment will likely occur and is listed on or in: (i) the list of chemical substances compiled and published by the Administrator of the U.S. Environmental Protection Agency pursuant to the U.S. Toxic Substances Control Act (“TSCA”) (15 U.S.C. § 2601), otherwise known as the TSCA Inventory, or exempted from such list under 40 CFR 720,30 38; (ii) the Federal Hazardous Substances Act (P.L. 92 516) as amended; (iii) the European Inventory of Existing Commercial Chemical Substances (“EINECS”) as amended; (iv) the European List of Notified Chemical Substances (“ELINCS”) and lawful standards and regulations thereunder; or (v) any equivalent or similar lists in any other jurisdiction to or through which Buyer informs Seller the goods will likely be shipped or to or through which Seller otherwise has knowledge that shipment will likely occur.

(c) Material Registration and Other Documentation. Seller Covenants that each chemical substance constituting or contained in goods sold or otherwise transferred to Buyer: (i) is properly documented and/or registered as required in the jurisdiction to or through which Buyer informs Seller the goods will likely be shipped or to or through which Seller otherwise has knowledge that shipment will likely occur, including but not limited to pre-registration and registration if required, under Regulation (EC) No. 1907/2006 (“REACH”); (ii) is not restricted under Annex XVM of REACH; and (iii) if subject to authorization under REACH, is authorized for Buyer’s use. In each case, Seller will timely provide Buyer with supporting documentation, including without limitation, (A) pre-registration numbers for each substance; (B) the exact weight by weight percentage of any REACH Candidate List (defined below) substance constituting or contained in the goods; (C) all relevant information that Buyer needs to meet its obligations under REACH to communicate safe use to its customers; and (D) the documentation of the authorization for Buyer’s use of an Annex XIV substance. Seller shall notify Buyer if it decides not to register substances that are subject to registration under REACH and are constituting or contained in goods supplied to Buyer at least [...***...] before their registration deadline. Seller will monitor the publication by the European Chemicals Agency of the list of substances meeting the criteria for authorization under REACH (the “Candidate List”) and immediately notify Buyer if any of the goods supplied to Buyer contain a substance officially proposed for listing on the Candidate List. Seller shall provide Buyer with the name of the substance as well as with sufficient information to allow Buyer to safely use the goods or fulfill its own obligations under REACH.

(d) Restricted Materials. Seller Covenants that none of the goods sold or transferred to Buyer contains any: (i) of the following chemicals: arsenic, asbestos, benzene, beryllium, carbon tetrachloride, cyanide, lead or lead compounds, cadmium or cadmium compounds, hexavalent chromium, mercury or mercury compounds, trichloroethylene, tetrachloroethylene, methyl chloroform, polychlorinated biphenyls (“PCBs”), polybrominated biphenyls (“PBBs”), polybrominated diphenyl ethers (“PBDEs”); (ii) chemical or hazardous material otherwise prohibited pursuant to Section 6 of TSCA; (iii) chemical or hazardous material otherwise restricted pursuant to EU Directive 2002/95/EC (27 January 2003) (the “ROHS Directive”); (iv) designated ozone depleting chemicals as restricted under the Montreal Protocol (including, without limitation, 1,1,1 trichloroethane, carbon tetrachloride, Halon 1211, 1301, and 2402, and chlorofluorocarbons (“CFCs”) 11 13, 111 115, 211 217); (v) substance listed on the REACH Candidate List, subject to authorization and listed on Annex XTV of REACH, or restricted under Directive 76/769/EEC and when it shall be repealed, Annex XVII of REACH; or (vi) other chemical or hazardous material the use of which is restricted in any other jurisdiction to or through which Buyer informs Seller the goods are likely to be shipped or to or through which Seller otherwise has knowledge that shipment will likely occur, unless with regard to all of the foregoing, Buyer expressly agrees in writing and Seller identifies an applicable exception from any relevant legal restriction on the inclusion of such chemicals or hazardous materials in the goods sold or transferred to Buyer. Upon request from Buyer and subject to reasonable confidentiality provisions which enable Buyer to meet its compliance obligations, Seller will provide Buyer with the chemical composition, including proportions, of any substance, preparation, mixture, alloy or goods supplied under this Order and any other relevant information or data regarding the properties including without limitation test data and hazard information.

(e) Take back of Electrical and Electronic Components, Including Batteries or Accumulators. Seller Covenants that, except as specifically listed on the face of this Order or in an applicable addendum, none of the goods supplied under this Order are electrical or electronic equipment or batteries or accumulators as defined by laws, codes or regulations of a jurisdiction to or through which Buyer informs Seller the goods are likely to be shipped or to or through which Seller otherwise has knowledge that shipment will likely occur, including but not limited to EU Directive 2002/96/EC (27 January 2003) (the “WEEE Directive”), as amended and EU Directive 2006/66/EC (26 September 2006) (the “Batteries Directive”) and/or any other legislation providing for the taking back of such electrical or electronic equipment or batteries or accumulators (collectively, “Take Back Legislation”). For any goods specifically listed on the face of this Order or in such addendum as electrical or electronic equipment or batteries or accumulators that are covered by any Take Back Legislation and purchased by Buyer hereunder, Seller agrees to: (i) assume responsibility for taking back such goods in the future upon the request of Buyer and treating or otherwise managing them in accordance with the requirements of the applicable Take Back Legislation; (ii) take back as of the date of this Order any used goods currently owned by Buyer of the same class of such goods purchased by Buyer hereunder up to the number of new units being purchased by Buyer or to arrange with a third party to do so in accordance with all applicable requirements; and (iii) appropriately mark and/or label the goods as required by any applicable Take Back Legislation. Seller will not charge Buyer any additional amounts, and no additional payments will be due from Buyer for Seller’s agreement to undertake these responsibilities.

(f) CE Directives. Seller Covenants that all goods conform with applicable Conformite Europeenne (“CE”) directives for goods intended for use in the EU, including those regarding electrical/electronic de vices, machinery and pressure vessels/equipment. Seller will affix the CE mark on goods as required. Seller will provide all documentation required by the applicable CE directives, including but not limited to Declarations of Conformity, Declarations of Incorporation, technical files and any documentation regarding interpretations of limitations or exclusions.

(g) Nanoscale Material. With respect to any goods sold or otherwise transferred to Buyer hereunder, Seller shall notify Buyer in writing of the presence of any engineered nanoscale material (defined for these purposes as any substance with at least one dimension of such substance known to be less than one hundred (100) nanometers in length). With respect to all such nanoscale material(s), Seller shall provide a description of its regulatory status and any safety data or other notifications that are appropriate in the EU, U.S. and any other jurisdictions to which Buyer informs Seller the goods will be shipped or to which the Seller otherwise has knowledge that shipment will likely occur.

(h) Labeling/Shipping Information. With respect to any goods or other materials sold or otherwise transferred to Buyer hereunder, Seller shall provide all relevant information, including without limitation, safety data sheets in the language and the legally required format of the location to which the goods will be shipped and mandated labeling information, required pursuant to applicable requirements such as: (i) the Occupational Safety and Health Act (“OSHA”) regulations codified at 29 CFR 1910.1200; (ii) EU REACH Regulation (EC) No. 1907/2006, EU Regulation (EC) No. 1272/2008 classification, labeling and packaging of substances and mixtures (“CLP”), EU Directives 67/548/EEC and 1999/45/EC, as amended, if applicable, and (iii) any other applicable law, rule or regulation or any similar requirements in any other jurisdictions to or through which Buyer informs Seller the goods are likely to be shipped or through which Seller otherwise has knowledge that shipment will likely occur, such as U.S. Department of Transportation regulations governing the packaging, marking, shipping and documentation of hazardous materials, including hazardous materials specified pursuant to 49 CFR, the International Maritime Organization (“IMO”) and the International Air Transport Association (“IATA”).

15.3 EU New and Global Approach Directives and Harmonized Standards. Seller Covenants that the goods comply with EU New and Global Approach Directives and Harmonized Standards, including any transposed provisions into EU Member States’ national legislation, and Seller shall submit associated documentation to Buyer and to the surveillance authorities. Seller assumes all liabilities applicable to, or deriving from, such directives and standards.

15.4 Import/Export.

(a) Packing List and Pro Forma Invoice. In all cases, Seller must provide to Buyer, a packing list containing all information specified in Section 19 below and a commercial or pro forma invoice. The commercial/pro forma invoice shall be in English or if requested by Buyer, the language of the destination country and shall include: contact names and telephone numbers of representatives of Buyer and Seller who have knowledge of the transaction; Buyer’s order number, order line item, release number (in the case of a “blanket order”), and part number; detailed description of the merchandise; unit purchase price in the currency of the transaction; quantity; INCOTERM; the named location; “country of origin” of the goods as determined under applicable customs laws, and the appropriate export classification code for each item as determined by the law of the exporting country (for example, for exports from the U.S., Seller shall provide the U.S. Commerce Department’s Export Control Classification Number.

(b) Assists. All goods and/or services provided by Buyer to Seller for the production of goods and/or services delivered under this Order, which are not included in the purchase price of the goods and/or services delivered by Seller, shall be separately identified on the invoice (i.e., consigned material, tooling, etc.). Each invoice shall also include the applicable Order number or other reference information for any consigned goods and shall identify any discounts or rebates from the base price used in determining the invoice value.

(c) Importer of Record and Drawback. If goods are to be delivered DDP (INCOTERMS 2010) to the destination country, Seller agrees that Buyer will not be a party to the importation of the goods, that the transaction(s) represented by this Order will be consummated after importation and that Seller will neither cause nor permit Buyer’s name to be shown as “Importer of Record” on any customs declaration. Seller also confirms that it has non resident importation rights, if necessary, into the destination country’ and knowledge of the necessary import laws. If Seller is the importer of record for any goods, including any component parts thereof, associated with this Order, Seller shall provide Buyer with the customs documentation required by the country of import to allow Buyer to file for duty drawback and a copy of Seller’s invoice. If Seller is the importer of record as set forth above into the U.S., such documentation shall include, but not be limited to, the following customs forms, which shall be properly executed: Customs Form 7552, “Certificate of Delivery” and Customs Form 7501, “Entry Summary”.

(d) Preferential Trade Agreements. If goods will be delivered to a destination country having a trade preferential or customs union agreement (“Trade Agreement”) with Seller’s country, Seller shall cooperate with Buyer to review the eligibility of the goods for any special program for Buyer’s benefit and provide Buyer with any required documentation (e.g., NAFTA Certificate, EUR I Certificate, GSP Declaration, FAD or other Certificate of Origin) to support the applicable special customs program (e.g., NAFTA, EEA, Lome Convention, GSP, EU Mexico FTA, EU/Mediterranean partnerships, etc.) to allow duty free or reduced duty for entry of goods into the destination country. Similarly, should any Trade Agreement or special customs program applicable to the scope of this Order exist at any time during the execution of the same and be of benefit to Buyer in Buyer’s judgment, Seller shall cooperate with Buyer’s efforts to realize any such available credits, including counter trade or offset credit value which may result from this Order and acknowledges that such credits and benefits shall inure solely to Buyer’s benefit. Seller shall indemnify Buyer for any costs, fines, penalties or charges arising from Seller’s inaccurate documentation or untimely cooperation. Seller shall immediately notify Buyer of any known documentation errors and/or changes to the origin of goods. Failure of Supplier to comply with the requirements of this Section shall render Supplier liable for any resulting damage and/or expense inclined by Buyer.

(e) Importer Security Filing. Seller shall provide Buyer or Buyer’s designated agent in a timely fashion with all the data required to enable Buyer’s compliance with the U.S. Customs’ Importer Security Filing regulation, see 19 CFR Part 149 (the “ISF Rule”) for all of Seller’s ocean shipments of goods to Buyer destined for or passing through a U.S. port. Seller hereby Covenants to provide Buyer or Buyer’s designated agent with accurate “Data Elements” as defined in and required by the ISF Rule in a timely fashion to ensure Buyer or Buyer’s designated agent has sufficient opportunity to comply with its filing obligations thereunder.

(f) Foreign Trade Zone. If Buyer and Seller agree to operate from a foreign trade zone (“FTZ”), any benefit arising from operation in such FTZ will inure to Buyer, and both parties will cooperate and adopt procedures designed to capture and maximize such benefit.

(g) Anti Dumping/Countervailing Duties. Seller Covenants that all sales made hereunder shall be made in circumstances that will not give rise to the imposition of new anti dumping or countervailing duties under U.S. law (19 U.S.C. § 1671), EU Council Regulation (EC) No. 1225/2009 of November 30, 2009 and Commission Decision No. 2277/96/ECSC of November 28, 1996, or similar laws in such jurisdictions or the law of any other country to which the goods may be exported. To the full extent permitted by law, Seller will indemnify, defend and hold Buyer harmless from and against any costs or expenses (including any countervailing duties which may be imposed and, to the extent permitted by law, any preliminary dumping duties that may be imposed) arising out of or in connection with any breach of this warranty. In the event that countervailing or anti dumping duties are imposed that cannot be readily recovered from Seller, Buyer may terminate this Order with no further liability of any nature whatsoever to Seller hereunder. In the event that any jurisdiction imposes punitive or other additional tariffs on goods subject to this agreement in connection with a trade dispute or as a remedy in an “escape clause” action or for any other reason, Buyer may, at its option, treat such increase in duties as a condition of force majeure.

(h) International Trade Controls. All transactions hereunder shall at all times be subject to and conditioned upon compliance with all applicable export control laws and regulations and any amendments thereto. The parties hereby agree that they shall not, except as said applicable laws and regulations may expressly permit, make any disposition by way of transshipment, re export, diversion or otherwise, of any goods, technical data, or software, or the direct product thereof, furnished by either party in connection with this Order. The obligations of the parties to comply with all applicable export control laws and regulations shall survive any termination or discharge of any other contract obligations.

(i) Suspension/Debarment and Trade Restrictions. Seller shall provide immediate notice to Buyer in the event of Seller being suspended, debarred or declared ineligible by any government entity or upon receipt of a notice of proposed debarment from any such entity during the performance of this Order. In the event that Seller is suspended, debarred or declared ineligible by any government entity, Buyer may terminate this Order immediately without liability to Buyer. In addition, subject to applicable law, Seller agrees that it will not supply any goods to Buyer under this Order that are sourced directly or indirectly from a; (i) government of a country defined by the U.S. State Department as a “State Sponsor of Terrorism” or “SST”; or (ii) company incorporated, formed or otherwise organized in a SST country or owned, in whole or in part, by the government of a SST country or a national of a SST country, regardless of where that company is located or doing business. In addition, Buyer may, from time to time and for business reasons, withdraw from and/or restrict its business dealings in certain jurisdictions, regions, territories and/or countries. Thus, subject to applicable law. Seller hereby agrees not to supply any goods to Buyer under this Order that are sourced directly or indirectly from any such jurisdiction, region, territory and/or country identified to Seller by Buyer, which currently includes, but is not limited to Myanmar (Burma) and North Korea.

15.5 Miscellaneous. Seller Covenants that no goods or services supplied under this Order have been or will be produced: (a) utilizing forced, indentured or convict labor; (b) utilizing the labor of persons younger than sixteen (16) years of age or in violation of the minimum working age law in the country of manufacture of the goods or performance of the services under this Order, whichever is higher; or (c) in violation of minimum wage, hours or days of service, or overtime laws in the country of manufacture or of the goods or performance of the services under this Order. If forced or prison labor, or labor below applicable minimum working age, is determined to have been used in connection with this Order, Buyer shall have the right to terminate this Order immediately without further compensation to Seller. To the extent Seller engages employees, representatives, contractors, subcontractors, agents and sub agents (collectively, “Seller Personnel”) to perform work under this Order in the U.S., Seller Covenants that for all such Seller Personnel it has completed an Employment Eligibility Verification (I 9) Form and all such Seller Personnel are lawfully residing in the U.S. and do not appear on the comprehensive list of terrorists and groups identified by Executive Order of the U.S. Government. To the extent Seller engages Seller Personnel to perform work under this Order outside of the U.S., Seller Covenants that it is in compliance with all applicable labor and employment laws, including but not limited to laws governing the authorization to work in the jurisdictions where such work is performed.

16. CONFIDENTIAL OR PROPRIETARY INFORMATION AND PUBLICITY. Seller shall keep confidential any: (a) any other tangible or intangible property furnished by Buyer in connection with this Order, including any drawings, specifications, data, goods and/or information; (b) technical, process, proprietary or economic information derived from drawings or 3D or other models owned or provided by Buyer; and (c) any other tangible or intangible property furnished by Buyer in connection with this Order, including any drawings, specifications, data, goods and/or information (the “Confidential Information”) and shall not divulge, directly or indirectly, the Confidential Information for the benefit of any other party without Buyer’s prior written consent. Confidential Information shall also include any notes, summaries, reports, analyses or other material derived by Seller in whole or in part from the Confidential Information in whatever form maintained (collectively, “Notes”). Except as required for the efficient performance of this Order, Seller shall not use or permit copies to be made of the Confidential Information without Buyer’s prior written consent. If any such reproduction is made with prior written consent, notice referring to the foregoing requirements shall be provided thereon. The restrictions in this Section regarding the Confidential Information shall be inoperative as to particular portions of the Confidential Information disclosed by Buyer to Seller if such information: (i) is or becomes generally available to the public other than as a result of disclosure by Seller; (ii) was available on a non confidential basis prior to its disclosure to Seller; (iii) is or becomes available to Seller on a non confidential basis from a source other than Buyer when such source is not, to the best of Seller’s knowledge, subject to a confidentiality obligation with Buyer, (iv) was independently developed by Seller, without reference to the Confidential Information, and Seller can verify the development of such information by written documentation, or (v) is required to be disclosed by applicable law, rule, injunction or administrative order provided Seller first gives Buyer prompt written notice and the opportunity to seek a protective order prior to the disclosure. Upon completion or termination of this Order, Seller shall promptly return to Buyer all Confidential Information, including any copies thereof, and shall destroy (with such destruction certified in writing by Seller) all Notes and any copies thereof. Any knowledge or information, which Seller shall have disclosed or may hereafter disclose to Buyer and which in any way relates to the goods or services purchased under this Order (except to the extent deemed to be Buyer’s property or Seller’s and its Affiliates’ intellectual property as set forth in Section 4), shall not be deemed to be confidential or proprietary and shall be acquired by Buyer free from any restrictions (other than a claim for infringement) as part of the consideration for this Order, and notwithstanding any copyright or other notice thereon, Buyer shall have the right to use, copy, modify and disclose the same as it sees fit. Seller shall not make any announcement, take or release any photographs (except for its internal operation purposes for the manufacture and assembly of the goods), or release any information concerning this Order or any part thereof or with respect to its business relationship with Buyer, to any third party, member of the public, press, business entity, or any official body except as required by applicable law, rule, injunction or administrative order without Buyer’s prior written consent. Seller may allow third parties into the finishing bay of Seller’s production facility and make shared use of such finishing bay for goods and services provided to Buyer under this Order provided Seller does so without breaching any of its confidentiality obligations as set forth in this Agreement. Buyer acknowledges that Seller may be required to grant access to its other customers in order to view their blades in Seller’s finishing bay and to the extent that Seller’s other customers are able to see Buyer’s blades while walking towards their own shall not be in and of itself deemed a breach of Seller’s confidentiality obligations. However, Seller shall ensure that no third party shall inspect, photograph, measure, or physically touch any of Buyer’s property stored in Seller’s finishing bay. Buyer agrees that Notwithstanding the foregoing, the Seller shall be permitted to disclose the Supply Agreement and/or any Appendices thereto and Orders thereunder to current and potential investors, stockholders and lenders that have agreed in writing to maintain the confidentiality of such documents; provided that no such potential investor, stockholder or lender is a Competitor (as defined in the Supply Agreement) of Buyer.

17. INTELLECTUAL PROPERTY INDEMNIFICATION. Seller shall indemnify, defend and hold Buyer harmless from all costs and expenses related to any suit, claim or proceeding brought against Buyer or its customers based on a claim that any article or apparatus, or any part thereof constituting goods or services furnished under this Order, as well as any device or process necessarily resulting from the use thereof, constitutes an infringement of any patent, copyright, trademark, trade secret or other intellectual property right of any third party. Buyer shall notify Seller promptly of any such suit, claim or proceeding and give Seller authority, information, and assistance (at Seller’s expense) for the defense of same, and Seller shall pay all damages and costs awarded therein. Notwithstanding the foregoing, any settlement of such suit, claim or proceeding shall be subject to Buyer’s consent, such consent not to be unreasonably withheld. If use of said article, apparatus, part, device or process is enjoined, Seller shall, at its own expense and at its option, either procure for Buyer the right to continue using said article or apparatus, part, process or device, or replace the same with a non infringing equivalent.

18. SECURITY AND BUSINESS CONTINUITY MANAGEMENT POLICY; SUPPLY CHAIN SECURITY REQUIREMENTS.

18.1 Security and Business Continuity Management Policy. Seller shall have and comply with a company security and business continuity management policy, which shall be revised and maintained proactively and as may be requested by Buyer (“Security and Business Continuity Management Policy”). The Security and Business Continuity Management Policy shall identify and require Seller’s management and employees to take appropriate measures necessary to do the following:

(a) provide for the physical security of the people working on Seller’s premises and others working for or on behalf of Seller;

(b) provide for the physical security of Seller’s facilities and physical assets related to the performance of work, for Buyer or its Affiliates (“Work”) including, in particular, the protection of Seller’s mission critical equipment and assets;

(c) protect software related to the performance of the Work from loss, misappropriation, corruption and/or other damage;

(d) protect Buyer and/or its Affiliates’ and Seller’s drawings, technical data and other proprietary information related to the performance of the Work from loss, misappropriation, corruption and/or other damage;

(e) provide for the prompt recovery, including through preparation, adoption and maintenance of a crisis management and disaster recovery plan, of facilities, physical assets, software, drawings, technical data, other intellectual property and/or the Seller’s business operations in the event of a security breach, incident, crisis or other disruption in Seller’s ability to use the necessary facilities, physical assets, software, drawings, technical data or other intellectual property and/or to continue its operations; and

(f) ensure the physical integrity and security of all shipments against the unauthorized introduction of harmful or dangerous materials (such measures may include, but are not limited, physical security of manufacturing, packing and shipping areas; restrictions on access of unauthorized personnel to such areas; personnel screening; and maintenance of procedures to protect the integrity of shipments); and

(g) report to Buyer all crises and/or supply chain security breaches and/or situations where illegal or suspicious activities relating to the Work are detected. In the event of such crisis, supply chain security breach and/or the detection of illegal or suspicious activity related to the Work, Seller shall contact Buyer’s sourcing representative or the GE emergency hotline (U.S. toll free + [...***...]/direct dial from outside U.S. + [...***...]) no later than [...***...] after inception of the incident. At a minimum, the following details must be provided: (i) date and time of the incident; (ii) site/location of the incident; and (iii) incident description.

Buyer reserves the right to receive and review a physical or electronic copy of Seller’s Security and Business Continuity Management Policy and to conduct on site audits of Seller’s facility and practices to determine whether such policy and Seller’s implementation of such policy are reasonably sufficient to protect Buyer’s property and/or interests. If Buyer reasonably determines that Seller’s Security and Business Continuity Management Policy and/or such policy’s implementation is/are insufficient to protect Buyer’s property and/or interests. Buyer may give Seller notice of such determination. Upon receiving such notice, Seller shall have [...***...] thereafter to make such policy changes and take the implementation actions reasonably requested by Buyer. Seller’s failure to take such actions shall give Buyer the right to terminate this Order immediately without further compensation to Seller.

18.2 Supply Chain Security. The Customs Trade Partnership Against Terrorism (“C TPAT”) program of the U.S. Customs and Border Protection, the Authorized Economic Operator for Security program of the European Union (“EU AEO”) and similar World Customs Organization SAFE Framework of Standards (collectively, “SAFE Framework”) programs are designed to improve the security of shipments in international trade. C TPAT applies only to Sellers with non U.S. locations that are involved in the manufacture, warehousing or shipment of goods to Buyer or to a customer or supplier of Buyer located in the U.S. EU AEO applies only to Sellers that are involved in the manufacture, warehousing or shipment of goods originating in, transported through or destined for the EU, Seller agrees that it will review the C TPAT requirements for foreign manufacturers-as outlined at:

http://www.customs.gov/xp/cgov/trade/cargo_security/ctpat/security_criteria/ and the EU AEO and other SAFE Framework requirements appropriate for its business and that it will maintain and implement a written plan for security procedures in accordance with them as applicable (“Security Plan”). The Security Plan shall address security criteria such as: container security and inspection, physical access controls, personnel security, procedural security, security training and threat awareness, and information technology security. Upon request of Buyer, Seller shall:

(a) certify to Buyer in writing that it has read the C TPAT, EU AEO and/or other applicable SAFE Framework security criteria (collectively, the “Security Criteria”), maintains a written Security Plan consistent with such Security Criteria and has implemented appropriate procedures pursuant to such plan;

(b) identify an individual contact responsible for Seller’s facility, personnel and shipment security measures and provide such individual’s name, title, address, email address and telephone and fax numbers to Buyer; and

(c) inform Buyer of its C TPAT, EU AEO and/or other applicable SAFE Framework membership status and any changes thereto including changes to certification and/or any notice of suspension or revocation.

Where Seller does not exercise control of manufacturing or transportation of goods destined for delivery to Buyer or its customers in international trade, Seller agrees to communicate the C TPAT, EU AEO and/or other applicable SAFE Framework recommendations and/or requirements to its suppliers and transportation providers and condition its relationship with those entities upon their implementation of such recommendations and/or requirements. Further, upon advance notice by Buyer to Seller and during Seller’s normal business hours, Seller shall make its facility available for inspection by Buyer’s representative for the purpose of reviewing Seller’s compliance with the C TPAT, EU AEO and/or other applicable SAFE Framework security recommendations and/or requirements and with Seller’s Security Plan, Each party shall bear its own costs in relation to such inspection and review. All other costs associated with Seller’s development and implementation of Seller’s Security Plan and C TPAT, EU AEO and/or other applicable SAFE Framework compliance shall be borne by Seller.

19. PACKING, PRESERVATION AND MARKING. Packing, preservation and marking will be in accordance with the specification drawing or as specified on the Order, or if not specified, the best commercially accepted practice will be used, which will be consistent with applicable law. All goods shall be packed in an appropriate manner, giving due consideration to the nature of the goods, with packaging suitable to protect the goods during transport from damage and otherwise to guarantee the integrity of the goods to destination. Goods that cannot be packed due to size or weight shall be loaded into suitable containers, pallets or crossbars thick enough to allow safe lifting and unloading. Vehicles that reach their destination and present unloading difficulties will be sent back to their point of departure. Seller shall place all markings in a conspicuous location as legibly, indelibly and permanently as the nature of the article or container will permit. Each package shall bear Buyer’s order number and be accompanied by a readily accessible packing list detailing the contents and including the following information on each shipment under this Order: Buyer’s order number; case number; routing center number (if provided by Buyer’s routing center); country of manufacture; destination shipping address; commodity description; gross/net weight in kilograms and pounds; dimensions in centimeters and inches; center of gravity for items greater than one (1) ton; precautionary marks (e.g., fragile, glass, air ride only, do not stack, etc.), loading hook/lifting points and chain/securing locations where applicable to avoid damage and improper handling. Seller Covenants (defined in Section 15.1) that any wood packing or wood pallet materials delivered or used to deliver, pack and/or transport any goods delivered to Buyer hereunder are in compliance with the International Standards for Phytosanitary Measures (ISPM): Guidelines for Regulating Wood Packaging Material (WPM) in International Trade (ISPM Publication No. 15), U.S. Code of Federal Regulations, 7 CFR 319.40 1 through 319.40 11, as may be changed or amended, if the goods are being shipped to the U.S., and similar laws of other jurisdictions to or through which Buyer informs Seller the goods are likely to be shipped or to or through which Seller otherwise has knowledge that shipment will likely occur. Seller shall provide Buyer with any certifications required by Buyer to evidence its compliance with the foregoing sentence.

20. GOVERNING LAW. This Order shall in all respects be governed by and interpreted in accordance with the substantive law of England, excluding its conflicts of law provisions (“Governing Law”). The parties exclude application of the United Nations Convention on Contracts for the International Sale of Goods.

21. DISPUTE RESOLUTION. In the event of any dispute arising out of or in connection with this Order, the parties agree to submit such dispute to settlement proceedings under the Alternative Dispute Resolution Rules (the “ADR Rules”) of the International Chamber of Commerce (“ICC”). If the dispute has not been settled pursuant to the ADR Rules within forty five (45) days following the filing of a request for ADR or within such other period as the parties may agree in writing, such dispute shall be finally settled under the Rules of Arbitration and Conciliation of the ICC (the “ICC Rules”) by one or more arbitrators appointed in accordance with such ICC Rules. The place of arbitration shall be London, England and proceedings shall be conducted in the English language, unless otherwise stated on the face of this Order. The award shall be final and binding on both Buyer and Seller, and the patties hereby waive the right of appeal to any court for amendment or modification of the arbitrators’ award. The prevailing party in any such foregoing action brought by one party against the other will be entitled to reimbursement of its reasonable costs and expenses associated with that legal action, including court costs, arbitration costs and reasonable attorneys’ fees.

22. WAIVER. No claim or right arising out of a breach of this Order can be discharged in whole or in part by a waiver or renunciation unless supported by consideration and made in writing signed by the aggrieved party. Either party’s failure to enforce any provisions hereof shall not be construed to be a waiver of a party’s right thereafter to enforce each and every such provision.

23. ELECTRONIC COMMERCE. Seller agrees to participate in all of Buyer’s current and future electronic commerce applications and initiatives upon Buyer’s request. For contract formation, administration, changes and all other purposes, each electronic message sent between the parties within such applications or initiatives will be deemed: (a) “written” and a “writing”; (b) “signed” (in the manner below); and (c) an original business record when printed from electronic files or records established and maintained in the normal course of business. The parties expressly waive any right to object to the validity, effectiveness or enforceability of any such electronic message on the ground that a “statute of frauds” or any other law requires written, signed agreements. Between the parties, any such electronic documents may be introduced as evidence in any proceedings as business records originated and maintained in paper form. Neither party shall object to the admission of any such electronic document under either the best evidence rule or the business records exception to the hearsay rule. By placing a name or other identifier on any such electronic message, the party doing so intends to sign the message with his/her signature attributed to the message content. The effect of each such message will be determined by the electronic message content and by the Governing Law, excluding any such law requiring signed agreements or otherwise in conflict with this paragraph.

24. PERSONAL DATA PROTECTION.

24.1 “Personal Data” includes any information relating to an identified or identifiable natural person; “Buyer Personal Data” includes any Personal Data obtained by Seller from Buyer; and “Processing” includes any operation or set of operations performed upon Personal Data, such as collection, recording, organization, storage, adaptation or alteration, retrieval, accessing, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, blocking, erasure or destruction.

24.2 Seller, including its officers, directors, employees and/or agents, shall view and Process Buyer Personal Data only on a need to know basis and only to the extent necessary to perform this Order or to carry out Buyer’s further written instructions.

24.3 Seller shall use reasonable technical and organizational measures to ensure the security and confidentiality of Buyer Personal Data in order to prevent, among other things, accidental, unauthorized or unlawful destruction, modification, disclosure, access or loss. Seller shall immediately inform Buyer of any Security Breach involving Buyer Personal Data, where “Security Breach” means any event involving an actual, potential or threatened compromise of the security, confidentiality or integrity of the data, including but not limited to any unauthorized access or use. Seller shall also provide Buyer with a detailed description of the Security Breach, the type of data that was the subject of the Security Breach, the identity of each affected person and any other information Buyer may request concerning such affected persons and the details of the breach, as soon as such information can be collected or otherwise becomes available. Seller agrees to take action immediately, at its own expense, to investigate the Security Breach and to identify, prevent and mitigate the effects of any such Security Breach and to carry out any recovery necessary to remedy the impact. Buyer must first approve the content of any filings, communications, notices, press releases or reports related to any Security Breach (“Notices”) prior to any publication or communication thereof to any third party. Seller also agrees to bear any cost or loss Buyer may incur as a result of the Security Breach, including without limitation, the cost of Notices.

24.4 Upon termination of this Order, for whatever reason, Seller shall stop the Processing of Buyer Personal Data, unless instructed otherwise by Buyer, and these undertakings shall remain in force until such time as Seller no longer possesses Buyer Personal Data.

24.5 Seller understands and agrees that Buyer may require Seller to provide certain Personal Data (“Seller Personal Data”) such as the name, address, telephone number and email address of Seller’s representatives in transactions and that Buyer and its Affiliates and its or their contractors may store such data in databases located and accessible globally by their personnel and use it for purposes reasonably related to the performance of this Order, including but not limited to supplier and payment administration. Seller agrees that it will comply with all legal requirements associated with transferring any Seller Personal Data to Buyer, including but not limited to obtaining the consent of any data subject, where required, prior to transferring any Seller Personal Data to Buyer and/or making any required disclosures, filings or the like with relevant data privacy authorities. Buyer will be the Controller of this data for legal purposes and agrees not to share Seller Personal Data beyond Buyer, its Affiliates and its or their contractors, and to use reasonable technical and organizational measures to ensure that Seller Personal Data is processed in conformity with applicable data protection laws. “Controller” shall mean the legal entity which alone or jointly with others determines the purposes and means of the processing of Personal Data. By written notice to Buyer, Seller may obtain a copy of the Seller Personal Data and submit updates and corrections to it.

25. ENTIRE AGREEMENT. This Order, with documents as are expressly incorporated by reference, is intended as a complete, exclusive and final expression of the parties’ agreement with respect to the subject matter herein and supersedes any prior or contemporaneous agreements, whether written or oral, between the parties. This Order may be executed in one or more counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute the same instrument. Facsimile signatures on such counterparts are deemed originals. No course of prior dealings and no usage of the trade shall be relevant to determine the meaning of this Order even though the accepting or acquiescing party has knowledge of the performance and opportunity for objection. The term “including” shall mean and be construed as “including, but not limited to”, unless expressly stated to the contrary. The invalidity, in whole or in part, of any of the foregoing articles or paragraphs of this Order shall not affect the remainder of such articles or paragraphs or any other article or paragraph of this Order, which shall continue in full force and effect. Further, the parties agree to give any such article or provision deemed invalid, in whole or in part, a lawful interpretation that most closely reflects the original intention of Buyer and Seller. All provisions or obligations contained in this Order, which by their nature or effect are required or intended to be observed, kept or performed after termination or expiration of an Order will survive and remain binding upon and for the benefit of the parties, their successors (including without limitation successors by merger) and permitted assigns including, without limitation, Sections 2.3(b) 4, 5, 7, 8, 9, 12, 15, 16, 17, 24 and 26.

26. LIMITATION OF LIABILITY

26.1 The liability of Seller arising out of or in connection with an Order shall be capped at Seller’s current [...***...]. Notwithstanding the foregoing, such limitation shall not apply to Seller’s liability for: (i) [...***...]; [...***...]. Seller has provided the attached limited guaranty of its parent corporation [...***...] for all liabilities of Seller under the Supply Agreement (which attached to this Appendix 2 as Attachment 1 and incorporated herein by) or is unable to satisfy its obligations hereunder.

Attachment 1 to Appendix 2

Limited corporate guarantee

[see separate document]

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LIMITED GUARANTY

This Limited Guaranty, dated as of December 21.2011 (this “Guaranty”), is executed and delivered, severally and not jointly, by each of TPI Composites. Inc., a Delaware corporation (“TPE”), and ALKE ÎNŞAAT SANAYI VE TICARET A. Ş., a Turkish joint stock company (“ALKE” and, together with TPI, the “Sponsors”) in favor of [TPI Kompozit Kanat Sanayi ve Ticaret A.S.], a [Turkey joint stock company ] (the “Seller”).

Reference is hereby made to the Supply Agreement by and among the Seller and General Electric International. Inc., a Delaware corporation. through its GH Energy Business (“Buyer”), dated as of the date hereof (as the same may be amended or supplemented from time to time in accordance with the terms of such agreement. the “Supply Agreement”), pursuant to which Seller will manufacture, sell and deliver, and Buyer will purchase, wind blades components. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Purchase Agreement.

1. Guaranty. To induce the Buyer to enter into the Supply Agreement, each Sponsor, on a several and pro rata basis as set forth on Schedule A hereto, hereby irrevocably and unconditionally guarantees to Buyer, but only up to the applicable Cap (as defined below), the timely payment of all payment obligations of Seller to Buyer resulting from the liability of Seller to Buyer pursuant to and in accordance with the Purchase Agreement (collectively, the “Obligations”); provided that in no event shall (a) TPI’s aggregate liability under this Guaranty exceed […***…] (the “TPI Cap”) and (b) ALKE’s aggregate liability under this Guaranty exceed […***…] (the “ALKE Cap” and, when combined with the TPI Cap, the “Cap”), it being understood that in no event shall this Guaranty be enforced without giving effect to the Cap (and the provisions of this Guaranty, including Sections 2, 3 and 4 hereof). This Guaranty may be enforced only for the payment of funds by Sponsors up to the applicable Cap. All payments hereunder will be made in U.S. dollars by wire transfer of immediately available funds to an account designated in writing by Buyer. Sponsors promise and undertake to make all payments hereunder free and clear of any deduction, offset, defense, claim or counterclaim of any kind (other than defenses to the payment of the Obligations that are available to Seller under the Supply Agreement and not waived under Section 2 hereof.

2. Terms of Guaranty. If at any time Seller fails, neglects or refuses to perform any of its Obligations as expressly provided in the Supply Agreement after the expiration of any applicable grace or cure period provided therein, then, upon receipt of written notice from a duly authorized officer of Buyer specifying the particular failure, to the extent that Seller has insufficient assets, and is unable to satisfy such Obligations, each Sponsor shall perform, or cause to be performed, any such Obligations on a pro rata basis as set forth on Exhibit A hereto and as thereby required pursuant to and in accordance with the terms and conditions of the Supply Agreement up to the applicable Cap. In connection with this Guaranty, except as otherwise expressly set forth herein:

(a) The Sponsors hereby waive (i) notice of (x) acceptance hereof, (y) the creation, existence or acquisition of all or any part of the Obligations, or (z) consent to any modifications thereof; (ii) notice of adverse change in Seller’s financial condition or of any other fact which might substantially increase Buyer’s risk; (iii) notice of presentment for payment, demand or protest and notice thereof as to any instrument, except as otherwise expressly set forth herein; (iv) notice of Seller’s default; and (v) all other notices and demands to which Guarantor might otherwise be entitled.

(b) To the extent permitted by applicable law, Sponsors hereby further waive any and all rights, by statute or otherwise, to require Buyer to institute suit or otherwise exhaust its rights and remedies against Seller. Sponsors further waive any defense arising by reason of any disability or other defense of Seller or by reason of cessation of any cause whatsoever of the liability of Seller other than through payment or performance of the Obligations.

(c) Sponsors hereby consent and agree that, without notice to or subsequent consent by Sponsors and without affecting or impairing the obligations of Sponsors as herein set forth, Buyer may, by action or inaction, compromise, settle, waive, extend, refuse to enforce, release (in whole or in part), or otherwise grant indulgences to Seller in respect to any or all of the Obligations and may amend, modify or extend in any manner the Supply Agreement or any other documents or agreements relating to the Obligations other than this Guaranty.

(d) Sponsors hereby consent and agree that Buyer shall be under no obligation to marshal any assets in favor of Sponsors.

(e) Sponsors hereby consent and agree that this Guaranty is an absolute, unconditional, irrevocable guaranty (up to the Cap) and, to the extent permitted by applicable law, shall remain in full force and effect without regard to future changes in conditions, including change of law, or any invalidity or irregularity with respect to the execution and delivery of any agreement by buyer with respect to the Obligations.

3. Sole Remedy. Subject to the terms of the Supply Agreement, recourse against the Sponsors under and pursuant to this Guaranty (up to the Cap) shall be the sole and exclusive remedy (whether at law or in equity, whether sounding in contract, tort, statute or otherwise) of Buyer, its Affiliates and any person purporting to claim by or through any of them or for the benefit of any of them against Sponsors in respect of any claims, liabilities or obligations arising in any way under or in connection with this Guaranty, the Supply Agreement, or any other agreement or instrument delivered in connection with this Guaranty or the Supply Agreement. The parties hereto acknowledge that Buyer also has rights and remedies against Seller under the Supply Agreement and that such rights and remedies are not limited by the terms of this Guaranty.

4. Termination. Except to the extent terminated pursuant to the provisions of this Section 4, this Guaranty is a continuing one and may not he revoked or terminated and shall remain in full force and effect until the indefeasible payment and satisfaction in full of the Obligations (up to the Cap), and shall be binding upon and inure to the benefit of the Buyers, Sponsors and their successors and permitted assigns. Notwithstanding anything contained herein to the contrary, this Guaranty shall terminate and Sponsors shall have no further obligations under or in connection with this Guaranty as of the earliest of: (i) the date which is […***…] after the effective date of any termination of the Supply Agreement (the “Termination Date”) if no claim is brought hereunder prior to such date; (ii) if any claim is brought hereunder

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prior to the date which is […***…] after the Termination Date, upon either (A) a final, non-appealable resolution of such claim and payment of the Obligations, if applicable, or (B) a written agreement signed by each of the parties hereto terminating this Guaranty; (iii) the final resolution of any and all claims brought hereunder prior to termination in accordance with clauses (i) and (ii) above; and (iv) any time when Buyer or any of its Affiliates asserts a claim in any litigation or other proceeding that a Sponsor is liable in excess of or to a greater extent than the applicable Cap or that the provisions of Section 1 hereof limiting Sponsors’ liability to the Cap or the provisions of Section 3 hereof or this Section 4 are illegal, invalid or unenforceable in whole or in part.

5. Entire Agreement. This Guaranty, the Supply Agreement and the other documents contemplated thereby (including the Appendices thereto) constitute the entire agreement between Sponsors, Seller and their respective Affiliates, on one hand, and Buyer and its Affiliates, on the other hand, with respect to the subject matter hereof and referenced herein, and supersede and terminate any prior agreements between the parties (written or oral) with respect to the subject matter hereof.

6. Amendment; Benefit; Assignability. This Guaranty may be amended only by the execution and delivery of a written instrument by or on behalf of the Buyer and Sponsors. This Guaranty shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No assignment or transfer of the Supply Agreement or this Guaranty shall operate to extinguish or diminish the Obligations of the Sponsors hereunder (up to the Cap).

7. Waiver. Unless otherwise specifically agreed in writing to the contrary: (a) the failure of any party at any time to require performance by the other of any provision of this Guaranty shall not affect such party’s right thereafter to enforce the same; (b) no waiver by any party of any rights under this Guaranty, or breach of any provision of this Guaranty by any other party, shall be valid unless made in writing by such waiving party, and no such waiver shall be taken or held to be a waiver by such party of any other preceding or subsequent right or breach; and (c) no extension of time granted by any party for the performance of any obligation or act by any other party shall be deemed to be an extension of time for the performance of any other obligation or act hereunder.

8. Representations of Sponsors. Each Sponsor represents and warrants that it has full power to enter into this Guaranty; that its execution and delivery hereof has been duly authorized; and that this Guaranty constitutes a legal, valid, and binding obligation of the Sponsor enforceable against such Sponsor in accordance with its terms.

9. Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York, U.S.A., excluding only those provisions regarding conflict of laws.

10. Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty is held to be prohibited by or invalid under applicable law, such provision shall

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be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty; provided, however, that this Guaranty may not be enforced without giving effect to the Cap provided in Section 1 hereof and to the provisions of Sections 3 and 4 hereof.

11. Counterparts. This Guaranty may be signed in any number of counterparts with the same effect as if the signature on each such counterpart were on the same instrument. Facsimiles or other electronic forms of signatures (including ‘“pdf”) shall be deemed to be originals.

[Signature page follows]

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IN WITNESS WHEREOF, each of the undersigned parties has caused this Guaranty to be executed and delivered as of the date first written above by its officer or representative thereunto duly authorized.

SPONSORS:	TPI COMPOSITES. INC.

	By:	[…***…]
	Name:	[…***…]
	Title:	[…***…]

[ALKE]

	By:	[…***…]
	Name:	[…***…]
	Title:	[…***…]

BUYER:	GENERAL ELECTRIC INTERNATIONAL INC.

By:
Name:
Title:

[Signature Page to Limited Guaranty]

Schedule A

Sponsor	Pro Rata Share
TPI Composites. Inc.	[...***...]

[ALKE]	[...***...]

APPENDIX 3

Quality Plan

[PAGES 1-46 OF APPENDIX 3 HAVE BEEN REDACTED]

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APPENDIX 4

Tooling

LOCATION OF TOOLING: [INSERT LOCATION OF TOOLING]

TOOLING IDENTIFICATION	USED TO MANUFACTURE DRAWING #/DESCRIPTION	VALUE

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APPENDIX 5

GE ENERGY INTEGRITY GUIDE FOR SUPPLIERS, CONTRACTORS AND CONSULTANTS

A Message from GE Energy

The General Electric Company and its GE Energy business (“GE”) are committed to unyielding Integrity and high standards of business conduct in everything we do, especially in our dealings with GE suppliers, contractors and consultants (collectively “Suppliers”). For well over a century, GE people have created an asset of incalculable value: the company’s worldwide reputation for integrity and high standards of business conduct. That reputation, built by so many people over so many years, depends on upholding it in each business transaction we make.

GE bases its Supplier relationships on lawful, efficient and fair practices, and expects its Suppliers to adhere to applicable legal and regulatory requirements in their business relationships, including those with their employees, their local environments, and GE. The quality of our Supplier relationships often has a direct bearing on the quality of our customer relationships. Likewise, the quality of our Suppliers’ products and services affects the quality of our own products and services.

To help GE Suppliers understand both: (1) the GE commitment to unyielding Integrity and (2) and the standards of business conduct that all GE Suppliers must meet, GE has prepared this GE Energy Integrity Guide for Suppliers, Contractors and Consultants. Suppliers are expected to collaborate with GE’s employees so that those employees can continue to consistently meet these GE integrity commitments.

The Guide is divided into four sections:

•	GE Code of Conduct

•	GE Compliance Obligations

•	Responsibilities of GE Suppliers

•	How to Raise an Integrity Concern

Suppliers should carefully review this Guide, including but not limited to the section entitled “Responsibilities of GE Suppliers.” Suppliers are responsible for ensuring that they and their employees, workers, representatives and subcontractors comply with the standards of conduct required of GE Suppliers. Please contact the GE manager you work with or any GE Compliance Resource if you have any questions about this Guide or the standards of business conduct that all GE Suppliers must meet.

John Krenicki	Lawrence K. Blystone	Micaela Niven Bulich
President & CEO	Vice President	Vice President
	Global Supply Chain Management	Global Sourcing

GE Code of Conduct

GE’s commitment to total, unyielding Integrity is set forth in GE’s compliance handbook, The Spirit & The Letter. The policies set forth in The Spirit & The Letter govern the conduct of all GE employees and are supplemented by compliance procedures and guidelines adopted by GE business components. All GE employees must not only comply with the “letter” of the Company’s compliance policies, but also with their “spirit.”

The “spirit” of GE’s Integrity commitment is set forth in the GE Code of Conduct, which each GE employee has made a personal commitment to follow:

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•	Obey the applicable laws and regulations governing our business conduct worldwide.

•	Be honest, fair and trustworthy in all of your GE activities and relationships.

•	Avoid all conflicts of interest between work and personal affairs.

•	Foster an atmosphere in which fair employment practices extend to every member of the diverse GE community.

•	Strive to create a safe workplace and to protect the environment.

•	Through leadership at all levels, sustain a culture where ethical conduct is recognized, valued and exemplified by all employees.

No matter how high the stakes, no matter how great the challenge, GE will do business only by lawful and ethical means. When working with customers and Suppliers in every aspect of our business, we will not compromise our commitment to integrity.

GE Compliance Obligations

All GE employees are obligated to comply with the requirements — the “letter”— of GE’s compliance policies set forth in The Spirit & The Letter. These policies implement the GE Code of Conduct and are supplemented by compliance procedures and guidelines adopted by GE business components and/or affiliates. A summary of some of the key compliance obligations of GE employees follows:

IMPROPER PAYMENTS

•	Always adhere to the highest standards of honesty and integrity in all contacts on behalf of GE. Never offer bribes, kickbacks, illegal political contributions or other improper payments to any customer, government official or third party. Follow the laws of the United States and other countries relating to these matters.

•	Do not give gifts or provide any entertainment to a customer or supplier without prior approval of GE management. Make sure all business entertainment and gifts are lawful and disclosed to the other party’s employer.

•	Employ only reputable people and firms as GE representatives and understand and obey any requirements governing the use of third party representatives.

INTERNATIONAL TRADE CONTROLS

•	Understand and follow applicable international trade control and customs laws and regulations, including those relating to licensing, shipping and import documentation and reporting, and record retention requirements.

•	Never participate in boycotts or other restrictive trade practices prohibited or penalized under United States or applicable local laws.

•	Make sure all transactions are screened in accordance with applicable export/import requirements; and that any apparent conflict between U.S. and applicable local law requirements, such as the laws blocking certain U.S. restrictions adopted by Canada, Mexico and the members of the European Union, is disclosed to GE counsel.

MONEY LAUNDERING PREVENTION

•	Follow all applicable laws that prohibit money laundering and that require the reporting of cash or other suspicious transactions.

•	Learn to identify warning signs that may indicate money laundering or other illegal activities or violations of GE policies. Raise any concerns to GE counsel and GE management.

PRIVACY

•	Never acquire, use or disclose individual information in ways that are inconsistent with GE privacy policies or with applicable privacy and data protection laws, regulations and treaties.

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•	Maintain secure business records of information, which is protected by applicable privacy regulations, including computer-based information.

SUPPLIER RELATIONSHIPS

•	Only do business with suppliers who comply with local and other applicable legal requirements and any additional GE standards relating to labor, environment, health and safety, intellectual property rights and improper payments.

•	Follow applicable laws and government regulations covering supplier relationships.

•	Provide a competitive opportunity for suppliers to earn a share of GE’s purchasing volume, including small businesses and businesses owned by the disadvantaged, minorities and women.

REGULATORY EXCELLENCE

•	Be aware of the specific regulatory requirements of the country and region where the work is performed and that affect the GE business.

•	Gain a basic understanding of the key regulators and the regulatory priorities that affect the GE business.

•	Promptly report any red flags or potential issues that may lead to a regulatory compliance breach.

•	Always treat regulators professionally and with courtesy and respect.

•	Assure that coordination with business or corporate experts is sought when working with or responding to requests of regulators.

WORKING WITH GOVERNMENTS

•	Follow applicable laws and regulations associated with government contracts and transactions.

•	Be truthful and accurate when dealing with government officials and agencies.

•	Require any supplier or subcontractor providing goods or services for GE on a government project or contract to agree to comply with the intent of GE’s Working with Governments policy and applicable government contract requirements.

•	Do not do business with suppliers or subcontractors that are prohibited from doing business with the government.

•	Do not engage in employment discussions with a government employee or former government employee without obtaining prior approval of GE management and counsel.

COMPLYING WITH COMPETITION LAWS

•	Never propose or enter into any agreement or understanding with a GE competitor to fix prices, terms and conditions of sale, costs, profit margins or other aspects of the competition for sales to third parties.

•	Do not propose or enter into any agreements or understandings with GE customers restricting resale prices.

•	Never propose or enter into any agreements or understandings with suppliers that restrict the price or other terms at which GE may resell or lease any product or service to a third party.

ENVIRONMENT, HEALTH & SAFETY

•	Conduct your activities in compliance with all relevant environmental and worker health and safety laws and regulations and conduct your activities accordingly.

•	Ensure that all new product designs or changes or service offerings are reviewed for compliance with GE guidelines.

•	Use care in handling hazardous materials or operating processes or equipment that use hazardous materials to prevent unplanned releases into the workplace or the environment.

•	Report to GE management all spills of hazardous materials; any concern that GE products are unsafe; and any potential violation of environmental, health or safety laws, regulations or company practices or requests to violate established EHS procedures.

FAIR EMPLOYMENT PRACTICES

•	Extend equal opportunity, fair treatment and a harassment-free work environment to all employees, co-

14

workers, consultants and other business associates without regard to their race, color, religion, national origin, sex (including pregnancy), sexual orientation, age, disability, veteran status or other characteristic protected by law.

SECURITY AND CRISIS MANAGEMENT

•	Implement rigorous plans to address security of employees, facilities, information, IT assets and business continuity.

•	Protect access to GE facilities from unauthorized personnel.

•	Protect IT assets from theft or misappropriation.

•	Create and maintain a safe working environment.

•	Ensure proper business continuity plans are prepared for emergencies.

•	Screen all customers, suppliers, agents and dealers against terrorist watchlists.

•	Report any apparent security lapses.

CONFLICTS OF INTEREST

•	Financial, business or other non-work related activities must be lawful and free of conflicts with one’s responsibilities to GE.

•	Report all personal or family relationships, including those of significant others, with current or prospective suppliers you select, manage or evaluate.

•	Do not use GE equipment, information or other property (including office equipment, e-mail and computer applications) to conduct personal or non-GE business without prior permission from the appropriate GE

CONTROLLERSHIP

•	Keep and report all GE records, including any time records, in an accurate, timely, complete and confidential manner. Only release GE records to third parties when authorized by GE.

•	Follow GE’s General Accounting Procedures (GAP), as well as all generally accepted accounting principles, standards, laws and regulations for accounting and financial reporting of transactions, estimates and forecasts.

•	Financial statements and reports prepared for or on behalf of GE (including any component or business ) must fairly present the financial position, results of operations and/or other financial data for the periods and/or the dates specified.

INSIDER TRADING OR DEALING & STOCK TIPPING

•	Never buy, sell or suggest to someone else that they should buy or sell stock or other securities of any company (including GE) while you are aware of significant or material non-public information (“inside information”) about that company. Information is significant or material when it is likely that an ordinary investor would consider the information important in making an investment decision.

•	Do not pass on or disclose inside information unless lawful and necessary for the conduct of GE business — and never pass on or disclose such information if you suspect that the information will be used for an improper trading purpose.

INTELLECTUAL PROPERTY

•	Identify and protect GE intellectual property in ways consistent with the law.

•	Consult with GE counsel in advance of soliciting, accepting or using proprietary information of outsiders, disclosing GE proprietary information to outsiders or permitting third parties to use GE intellectual property.

•	Respect valid patents, trademarks, copyrighted materials and other protected intellectual property of others; and consult with GE counsel for licenses or approvals to use such intellectual property.

Responsibilities of GE Suppliers

GE will only do business with Suppliers that comply with all applicable legal and regulatory requirements.

15

Today’s regulatory environment is becoming more challenging, subjecting GE and its Suppliers to a growing number of regulations and enforcement activities around the world. This environment requires that GE and its Suppliers continue to be knowledgeable about and compliant with all applicable regulations and committed to regulatory excellence. Suppliers that transact business with GE are also expected to comply with their contractual obligations under any purchase order or agreement with GE and to adhere to the standards of business conduct consistent with GE’s obligations set forth in the “GE Compliance Obligations” section of this Guide and to the standards described in this section of the Guide. A Supplier’s commitment to full compliance with these standards and all applicable laws and regulations is the foundation of a mutually beneficial business relationship with GE.

GE expects its Suppliers, and any Supplier’s subcontractors, that support GE’s work with government customers to be truthful and accurate when dealing with government officials and agencies, and adhere strictly to all compliance obligations relating to government contracts that are required to flow down to GE’s suppliers.

As stated above, GE requires and expects each GE Supplier to comply with all applicable laws and regulations. Unacceptable practices by a GE Supplier include:

•	Minimum Age. Employing workers younger than sixteen (16) years of age or the applicable required minimum age, whichever is higher.

•	Forced Labor. Using forced, prison or indentured labor or workers subject to any form of compulsion or coercion or trafficking in persons in violation of the U.S. Government’s zero tolerance policy or other applicable laws or regulations.

•	Environmental Compliance. Lack of commitment to observing applicable environmental laws and regulations. Actions that GE will consider evidence of a lack of commitment to observing applicable environmental laws and regulations include:

-	Failure to maintain and enforce written and comprehensive environmental management programs, which are subject to periodic audit.

-	Failure to maintain and comply with all required environmental permits.

-	Permitting any discharge to the environment in violation of law or issued/required permits or that would otherwise have an adverse impact on the environment.

•	Health & Safety. Failure to provide workers a workplace that meets applicable health, safety and security standards.

•	Human Rights.

-	Failure to respect human rights of Supplier’s employees.

-	Failure to observe applicable laws and regulations governing wage and hours.

-	Failure to allow workers to freely choose whether or not to organize or join associations for the purpose of collective bargaining as provided by local law or regulation.

-	Failure to prohibit discrimination, harassment and retaliation.

•	Code of Conduct. Failure to maintain and enforce GE policies requiring adherence to lawful business practices, including a prohibition against bribery of government officials.

•	Business Practices and Dealings with GE, Offering or providing, directly or indirectly, anything of value, including cash, bribes, gifts, entertainment or kickbacks, to any GE employee, representative or customer or to any government official in connection with any GE procurement, transaction or business dealing. Such prohibition includes the offering or providing of any consulting, employment or similar position by a Supplier to any GE employee (or their family member or significant other) involved with a GE procurement. GE also prohibits a GE Supplier from offering or providing GE employees, representatives or customers or any government officials with any gifts or entertainment, other than those of nominal value to commemorate or recognize a particular GE Supplier business transaction or activity. In particular, a GE Supplier shall not offer, invite or permit GE employees and representatives to participate in any Supplier or Supplier-sponsored contest, game or promotion.

16

•	Business Entertainment of GE Employees and Representatives. Failure to respect and comply with the business entertainment (including travel and living) policies established by GE and governing GE employees and representatives. A GE Supplier is expected to understand the business entertainment policies of the applicable GE business component or affiliate before offering or providing any GE employee or representative any business entertainment. Business entertainment should never be offered to a GE employee or representative by a Supplier under circumstances that create the appearance of an impropriety.

•	Collusive Conduct and GE Procurements. Sharing or exchanging any price, cost or other competitive information or the undertaking of any other collusive conduct with any other third party to GE with respect to any proposed, pending or current GE procurement.

•	Intellectual Property and Other Data and Security Requirements, Failure to respect the intellectual and other property rights of others, especially GE. In that regard, a GE Supplier shall:

-	Only use GE information and property (including tools, drawings and specifications) for the purpose for which they are provided to the Supplier and for no other purposes.

-	Take appropriate steps to safeguard and maintain the confidentiality of GE proprietary information, including maintaining it in confidence and in secure work areas and not disclosing it to third parties (including other customers, subcontractors, etc.) without the prior written permission of GE.

-	If requested by GE, only transmit information over the Internet on an encrypted basis.

-	Observe and respect all GE patents, trademarks and copyrights and comply with such restrictions or prohibitions on their use as GE may from time-to-time establish.

-	Comply with all applicable rules concerning cross-border data transfers.

-	Maintain all personal and sensitive data, whether of GE employees or its customers in a secure and confidential manner, taking into account both local requirements and the relevant GE policies provided to the Supplier.

•	Trade Controls & Customs Matters. The transfer of any GE technical information to any third party without the express, written permission of GE. Failure to comply with all applicable trade control laws and regulations in the import, export, re-export or transfer of goods, services, software, technology or technical data including any restrictions on access or use by unauthorized persons or entities, and failure to ensure that all invoices and any customs or similar documentation submitted to GE or governmental authorities in connection with transactions involving GE accurately describe the goods and services provided or delivered and the price thereof.

•	Use Of Subcontractors or Third Parties to Evade Requirements. The use of subcontractors or other third parties to evade legal requirements applicable to the Supplier and any of the standards set forth in this Guide.

The foregoing standards are subject to modification at the discretion of GE. Please contact the GE manager you work with or any GE Compliance Resource if you have any questions about these standards and/or their application to particular circumstances. Each GE Supplier is responsible for ensuring that its employees and representatives understand and comply with these standards. GE will only do business with those Suppliers that comply with applicable legal and regulatory requirements and reserves the right, based on its assessment of information available to GE, to terminate, without liability to GE, any pending purchase order or contract with any Supplier that does not comply with the standards set forth in this section of the Guide.

How to Raise an Integrity Concern

Subject to local laws and any legal restrictions applicable to such reporting, each GE Supplier is expected to promptly inform GE of any Integrity concern involving or affecting GE, whether or not the concern involves the Supplier, as soon as the Supplier has knowledge of such Integrity concern. A GE Supplier shall also take such steps as GE may reasonably request to assist GE in the investigation of any Integrity concern involving GE and the Supplier.

I. Define your concern; Who or what is the concern? When did it arise? What are the relevant facts?

17

II. Prompt reporting is crucial - an Integrity concern may be raised by a GE Supplier as follows:

•	By discussing it with a cognizant GE Energy Manager;

•	By calling the GE Energy Integrity Helpline at +[...***...] or the GE Corporate Integrity Helpline at +[...***...] or +[...***...];

•	By emailing [...***...]; or

•	By contacting any Compliance Resource (e.g., GE legal counsel or auditor). A GE Compliance Resource will promptly review and investigate the concern.

III. GE Policy forbids retaliation against any person reporting an Integrity concern.

18

Attachment 1 to Appendix 2

Limited corporate guarantee

[see separate document]

APPENDIX 3

Quality Plan

[...***...]

Seller Quality Plan to be submitted to GE Sourcing Quality prior to Full Commercial Operation Date.

10

APPENDIX 4

Tooling

[Tooling description see separate Bailment Agreement]

12

BAILMENT AGREEMENT

This Bailment Agreement (the “Agreement”) is entered into sis of Jan 4th, 2010, (the “Effective Date”) by and between GENERAL ELECTRIC INTERNATIONAL, INC., a Delaware corporation, through its GE ENERGY BUSINESS, having its principal place of business at 4200 Wildwood Parkway. Atlanta. Georgia 30339, USA Buyer (“Buyer”) and ALKEG ENERJ1 SANAYI VE, TICARET A.S. a corporation organized under the laws of the state of Turkey having us principal place of business at A.O.S.B. 10000 Sokak No: 5 Cigli Izmir, Turkey (“Seller”).

Both parties wish to delineate the relationship and responsibilities of each with respect to the tooling identified on the attachment hereto (“Tooling”).

Both parties agree that:

(1)	The Tooling delivered under the terms of this Agreement, including any repaired or replaced Tooling or any part thereof or any materials affixed or attached thereto, shall he and remain the sole and exclusive property of Buyer.

(2)	Seller shall conspicuously identify and label each piece of the Tooling and, whenever practical, each individual item thereof, as the property of Buyer and shall safely store the Tooling separate and apart from Sellers property.

(3)	Without the prior written consent of Buyer, Seller shall not: (i) substitute any Tooling for Buyer’s purchase orders, (ii) dispose, change or move the Tooling from its stated location or (iii) use the Tooling for any purpose other than to satisfy purchase orders placed by Buyer. Buyer may enter the premises of Seller at any reasonable lime to conduct a physical inventory of the Tooling.

(4)	The term of this Agreement shall begin on the Effective Date and end on the 5th anniversary of the Effective Date (the “Expiration Date”) unless sooner term mated as provided herein. Buyer may terminate this Agreement at any time by requesting return of the Tooling from Seller. This Agreement may also be terminated prior to the Expiration Date by mutual agreement of the parties. Upon the request by Buyer for she return of the Tooling or termination of this Agreement for any reason. Seller shah relinquish possession of the Tooling and cause the Tooling to be delivered at Buyer’s expense by transportation method designated by Buyer to the individual and address requested by Buyer.

1

(5)	The Tooling consists of the Tooling listed on the attachment to this Agreement and is furnished “AS IS” with all faults, and neither party makes any warranty or representation concerning the condition of the Tooling.

(6)	Seller shall keep (he Tooling in a good and sate working condition at its own cost and expense, in its own custody at its place of business, and at all times shall exercise reasonable care and control in using the Tooling so that upon return to Buyer, the Tooling shall be in as good of a working order and in as good of a condition as it was upon delivery, except for reasonable wear and tear.

(7)	Seller will inspect the Tooling prior to use and will train and supervise its employees in the proper and safe operation of the Tooling. Further, Seller shall release, defend, hold harmless and indemnify Buyer, its directors, officers, employees, agents representatives, successors and assigns from any and all claims, demands, losses, judgments, damages, costs, expenses or liabilities arising from any negligent act or omission of Seller related to the Tooling while n is in Seller’s care, custody and/or control.

(8)	The Tooling, while in Seller’s custody and/or control, shall be: (i) held at Seller’s risk and (ii) kept insured by Seller: (x) at Seller’s expense with loss payable to Buyer in an amount equal to the replacement cost and (y) against loss or damage by fire, flood and other common perils by an insurance company acceptable to Buyer. Seller shall deliver proof of such insurance to Buyer within fifteen (15) days of the signing of this Agreement.

(9)	The construction, interpretation, and performance of this Agreement shall be governed by the laws of the Slate of New York, U.S.A., excluding its conflict of laws rules.

BUYER:		SELLER:

Signed:	[...***...]	Signed:	[...***...]
By:	[...***...]	By:	[...***...]
Title:	[...***...]	Title:	[...***...]

Date:	1/4/2010	Date:	1/5/2010

2

ATTACHMENT TO BAILMENT AGREEMENT

DESCRIPTION OF TOOLING OWNED BY BUYER

LOCATION OH TOOLING: ALKEG ENERJI, SANAYI VE TICARET A.S. A.O.S.B. 1000 SOKAK NO: 5 CIGLI, IZMIR TURKEY

1.	Moulds and production equipment

[...***...] as described following:

All measurements are approximately calculated.

[...***...]

3

[...***...]

4

FIRST AMENDMENT

to

SUPPLY AGREEMENT

between

GENERAL ELECTRIC INTERNATIONAL, INC.

and

TPI KOMPOZIT KANAT SANAYI VE TICARET A.S.

This FIRST AMENDMENT (the “First Amendment”) to the SUPPLY AGREEMENT is entered into as of January 20, 2012 (the “Effective Date”) by and between GENERAL ELECTRIC, INTERNATIONAL, INC., a Delaware corporation, through its GE ENERGY business, having a principal place of business at 4200 Wildwood Parkway, Atlanta, Georgia 30339, U.S.A (“GEE” or “Buyer”) and TPI Kompozit Kanat Sanayi ve Ticaret A.S., a Turkey corporation, having a principal place of business at l.Sokak No:66 Sasah, 35621 Çiğli İzmir, Türkiye (“Seller”). GEE and Seller are referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, on or about December 21, 2011. Buyer and Seller entered into a supply agreement (the “Supply Agreement”) for the purchase and sale of certain Blades as set forth in the Supply Agreement; and Supply

WHEREAS, Buyer arid Seller desire to enter into this First Amendment to amend the Supply Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.	DEFINED TERMS

(a) Capitalized terms used in this First Amendment shall have the meanings given to them in I Agreement unless otherwise specifically defined herein.

2.	AMENDMENT TO SUPPLY AGREEMENT

(a) Section 3 (d) of the Supply Agreement is amended by deleting the language “[...***...]” and replacing it with the following:

“[...***...]”

3.	REFERENCE TO AND EFFECT ON THE SUPPLY AGREEMENT

(a) On and after the Effective Date of this First Amendment, each reference in the Supply Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Supply Agreement, shall mean and be a reference to the Supply Agreement, as amended by this First Amendment.

(b) The Supply Agreement, as specifically amended by this First Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

4.	GOVERNING LAW

This governing law of this First Amendment will be as set forth in the applicable GEE Terms of Purchase attached as Appendix 2 to the Supply Agreement.

5.	EXECUTION IN COUNTERPARTS

This First Amendment may be executed in any number of counterparts and by different Parties here separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this First Amendment.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective authorized representatives as of the date first written above.

GENERAL ELECTRIC INTERNATIONAL, INC, through its GE Energy business		TPI KOMPOZIT KANAT SANAYI VE TICARET A.S.

By:	[...***...]	By:	[...***...]
Name:	[...***...]	Name:	[...***...]
Title:	[...***...]	Title:	[...***...]

Date:	Jan 21, 2012	Date:	Jan 21, 2012

2

SECOND AMENDMENT

to

SUPPLY AGREEMENT

between

GENERAL ELECTRIC INTERNATIONAL, INC.

and

TPI KOMPOZIT KANAT SANAYI VE TICARET A.S.

This SECOND AMENDMENT (the “First Amendment”) to the SUPPLY AGREEMENT is entered into as of February 3, 2012 (the “Effective Date”) by and between GENERAL ELECTRIC, INTERNATIONAL, INC., a Delaware corporation, through its GE ENERGY business, having a principal place of business at 4200 Wildwood Parkway, Atlanta, Georgia 30339, U.S.A (“GEE” or “Buyer”) and TPI Kompozit Kanat Sanayi ve Ticaret A.S., a Turkey corporation, having a principal place of business at l.Sokak No:66 Sasah, 35621 Çiğli İzmir, Türkiye (“Seller”), GEE and Seller are referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, on or about December 21,2011, GEE and Seller entered into a supply agreement (the “Supply Agreement”) for the purchase and sale of certain Blades as set forth in the Supply Agreement;

WHEREAS, GEE and Seller entered into a First Amendment to amend the Supply Agreement on January 20, 2011; and

WHEREAS, GEE and Seller desire to enter into this Second Amendment to amend the Supply Agreement further as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

Section 1. Defined Terms.

(a) Capitalized terms used in this Second Amendment shall have the meanings given to them in the Supply Agreement unless otherwise specifically defined herein.

Section 2. Amendment to First Amendment to the Supply Agreement.

(a) Section 2 of the First Amendment to the Supply Agreement, which amended Section 3(d) of the original Supply Agreement by deleting the language “[...***...]” and replacing it with “[...***...],” is hereby amended, as follows:

The date “[...***...]” shall be deleted and replaced with the following new date:

“[...***...]”

Section 3. Reference to and Effect on the Supply Agreement

(a) On and after the Effective Date of this Second Amendment, each reference in the Supply Agreement to “this Agreement”, “hereunder”, “hereof or words of like import referring to the Supply Agreement, shall mean and be a reference to the Supply Agreement, as amended by this Second Amendment.

(b) The Supply Agreement, as specifically amended by this Second Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

Section 4. Governing Law. The governing law of this Second Amendment will be as set forth in the applicable GEE Terms of Purchase attached as Appendix 2 to the Supply Agreement.

Section 5. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Second Amendment.

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be executed by their respective authorized representatives as of the date first written above.

GENERAL ELECTRIC INTERNATIONAL, INC, through its GE Energy business		TPI KOMPOZIT KANAT SANAYI VE TICARET A.S.

By:	[...***...]	By:	[...***...]
Name:	[...***...]	Name:	[...***...]
Title:	[...***...]	Title:	[...***...]

Date:	Feb 4, 2012	Date:	Feb 4, 2012

2

THIRD AMENDMENT

to

SUPPLY AGREEMENT

between

GENERAL ELECTRIC INTERNATIONAL, INC.

and

TPI KOMPOZIT KANAT SANAYI VE TICARET A.S.

This THIRD AMENDMENT (the “Third Amendment”) to the SUPPLY AGREEMENT is entered into as of February 13, 2012 (the “Effective Date”) by and between GENERAL ELECTRIC, INTERNATIONAL, INC., a Delaware corporation, through its GE ENERGY business, having a principal place of business at 4200 Wildwood Parkway, Atlanta, Georgia 30339, U.S.A (“GEE” or “Buyer”) and TPI Kompozit Kanat Sanayi ve Ticaret A.S., a Turkey corporation, having a principal place of business at l.Sokak No:66 Sasah, 35621 Çiğli İzmir, Türkiye (“Seller”). GEE and Seller are referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, on or about December 21, 2011, GEE and Seller entered into a supply agreement (the “Supply Agreement”) for the purchase and sale of certain Blades as set forth in the Supply Agreement;

WHEREAS, GEE and Seller entered into a First Amendment to amend the Supply Agreement on January 20, 2012; and

WHEREAS, GEE and Seller entered into a Second Amendment to amend the Supply Agreement on February 4, 2012; and

WHEREAS, GEE and Seller desire to enter into this Third Amendment to amend the Supply Agreement further as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

Section 1. Defined Terms.

(a) Capitalized terms used in this Second Amendment shall have the meanings given to them in the Supply Agreement unless otherwise specifically defined herein.

Section 2. Amendment to Second Amendment to the Supply Agreement.

(a) Section 2 of the Second Amendment to the Supply Agreement, which amended Section 3(d) of the original Supply Agreement by deleting the language “[...***...]” and replacing it with “[...***...],” is hereby amended, as follows:

The date “[...***...]” shall be deleted and replaced with the following new date:

“[...***...]”

Section 3. Reference to and Effect on the Supply Agreement.

(a) On and after the Effective Date of this Third Amendment, each reference in the Supply Agreement to “this Agreement”, “hereunder”, “hereof or words of like import referring to the Supply Agreement, shall mean and be a reference to the Supply Agreement, as amended by this Third Amendment

(b) The Supply Agreement, as specifically amended by this Third Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

Section 4. Governing Law. The governing law of this Third Amendment will be as set forth in the applicable GEE Terms of Purchase attached as Appendix 2 to the Supply Agreement.

Section 5. Execution in Counterparts. This Third Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Third Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Third Amendment.

IN WITNESS WHEREOF, the Parties hereto have caused this Third Amendment to be executed by their respective authorized representatives as of the date first written above.

GENERAL ELECTRIC INTERNATIONAL, INC, through its GE Energy business		TPI KOMPOZIT KANAT SANAYI VE TICARET A.S.

By:	[...***...]	By:	[...***...]
Name:	[...***...]	Name:	[...***...]
Title:	[...***...]	Title:	[...***...]

Date:	2 - 14 - 2012	Date:	2 - 14 - 2012

2

FOURTH AMENDMENT

to

SUPPLY AGREEMENT

between

GENERAL ELECTRIC INTERNATIONAL, INC.

and

TPI KOMPOZIT KANAT SANAYI VE TICARET A.S.

This FOURTH AMENDMENT (the “Fourth Amendment”) to the SUPPLY AGREEMENT is entered into as of February 20, 2012 (the “Effective Date”) by and between GENERAL ELECTRIC, INTERNATIONAL, INC., a Delaware corporation, through its GE ENERGY business, having a principal place of business at 4200 Wildwood Parkway, Atlanta, Georgia 30339, U S A (“GEE” or “Buyer”) and TPI Kompozit Kanat Sanayi ve Ticaret A.S., a Turkey corporation, having a principal place of business at l.Sokak No:66 Sasah, 35621 Çiğli İzmir, Türkiye (“Seller”). GEE and Seller are referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, on or about December 21, 2011, GEE and Seller entered into a supply agreement (the “Supply Agreement”) for the purchase and sale of certain Blades as set forth in the Supply Agreement;

WHEREAS, GEE and Seller entered into a First Amendment to amend the Supply Agreement on January 20, 2012; and

WHEREAS, GEE and Seller entered into a Second Amendment to amend the Supply Agreement on February 4, 2012; and

WHEREAS, GEE and Seller entered into a Third Amendment to amend the Supply Agreement on February 13, 2012; and

WHEREAS, GEE and Seller desire to enter into this Fourth Amendment to amend the Supply Agreement further as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

Section 1. Defined Terms.

(a) Capitalized terms used in this Fourth Amendment shall have the meanings given to them in the Supply Agreement unless otherwise specifically defined herein.

Section 2. Amendment to Third Amendment to the Supply Agreement.

(a) Section 2 of the Third Amendment to the Supply Agreement, which amended Section 3(d) of the original Supply Agreement by deleting the language “[...***...]” and replacing it with “[...***...],” is hereby amended, as follows:

The date “[...***...]” shall be deleted and replaced with the following new date:

“[...***...]”

Section 3. Reference to and Effect on the Supply Agreement.

(a) On and after the Effective Date of this Fourth Amendment, each reference in the Supply Agreement to “this Agreement”, “hereunder”, “hereof or words of like import referring to the Supply Agreement, shall mean and be a reference to the Supply Agreement, as amended by this Fourth Amendment.

(b) The Supply Agreement, as specifically amended by this Fourth Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

Section 4. Governing Law. The governing law of this Fourth Amendment will be as set forth in the applicable GEE Terms of Purchase attached as Appendix 2 to the Supply Agreement.

Section 5. Execution in Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Fourth Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

IN WITNESS WHEREOF, the Parties hereto have caused this Fourth Amendment to be executed by their respective authorized representatives as of the date first written above.

GENERAL ELECTRIC INTERNATIONAL, INC, through its GE Energy business		TPI KOMPOZIT KANAT SANAYI VE TICARET A.S.

By:	[...***...]	By:
Name:	[...***...]	Name:
Title:	[...***...]	Title:

Date:	Feb 19, 2012	Date:

2

FIFTH AMENDMENT

to

SUPPLY AGREEMENT

between

GENERAL ELECTRIC INTERNATIONAL, INC.

and

TPI KOMPOZIT KANAT SANAYI VE TICARET A.S.

This FIFTH AMENDMENT (the “Fifth Amendment”) to the SUPPLY AGREEMENT is entered into as of March 9, 2012 (the “Effective Date”) by and between GENERAL ELECTRIC, INTERNATIONAL, INC., a Delaware corporation, through its GE ENERGY business, having a principal place of business at 4200 Wildwood Parkway, Atlanta, Georgia 30339, U.SA (“GEE” or “Buyer”) and TPI Kompozit Kanat Sanayi ve Ticaret A.S., a Turkey corporation, having a principal place of business l.Sokak No:66 Sasah, 35621 Çiğli İzmir, Türkiye (“Seller”). GEE and Seller are referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, on or about December 21, 2011, Buyer and Seller entered into a supply agreement for, among other things, the purchase and sale of certain Components as set forth in the Supply Agreement; that Supply Agreement was subsequently amended by that First Amendment to Supply Agreement dated January 20, 2012, that Second Amendment to Supply Agreement dated February 4, 2012, that Third Amendment to Supply Agreement dated February 13, 2012, and that Fourth Amendment to Supply Agreement dated February 20, 2012; (collectively, as amended, supplemented and/or otherwise modified from time to time, hereinafter the “Supply Agreement”) and

WHEREAS, GEE and Seller desire to enter into this Fifth Amendment to amend the Supply Agreement by extending the Financing Termination Date contained in Section 3(d) the Supply Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

Section 1. Defined Terms. Capitalized terms used in this Fifth Amendment shall have the meanings given to them in the Supply Agreement unless otherwise specifically defined herein.

Section 2. Amendment to Section 3(d) of the Supply Agreement. Section 3d of the Supply Agreement is hereby deleted in its entirety and replaced with the following:

“(d) In the event that Seller has not entered into sufficient financing arrangements with respect to accounts receivable under this Agreement on [...***...]

(the “Financing Termination Date”), as determined in Seller’s sole reasonable discretion, Seller may terminate this Agreement and any or all issued POs (including any Tooling POs) hereunder without liability or further obligation to Buyer (other than as set forth in subsection (e) below) notwithstanding any contrary provision in this Agreement.”

Section 3. Reference to and Effect on the Supply Agreement.

(a) On and after the Effective Date of this Fifth Amendment, each reference in the Supply Agreement to “this Agreement”, “hereunder”, “hereof or words of like import referring to the Supply Agreement, shall mean and be a reference to the Supply Agreement, as amended by this Fifth Amendment.

(b) The Supply Agreement, as specifically amended by this Fifth Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

Section 4. Governing Law. The governing law of this Fifth Amendment will be as set forth in the applicable GEE Terms of Purchase attached as Appendix 2 to the Supply Agreement.

Section 5. Execution in Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Fifth Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.

IN WITNESS WHEREOF, the Parties hereto have caused this Fifth Amendment to be executed by their respective authorized representatives as of the date first written above.

GENERAL ELECTRIC INTERNATIONAL, INC, through its GE Energy business		TPI KOMPOZIT KANAT SANAYI VE TICARET A.S.

By:	[...***...]	By:	[...***...]
Name:	[...***...]	Name:	[...***...]
Title:	[...***...]	Title:	[...***...]

Date:	March 9, 2012	Date:	March 9, 2012

2

SIXTH AMENDMENT TO SUPPLY AGREEMENT

between

GENERAL ELECTRIC INTERNATIONAL, INC.

and

TPI KOMPOZIT KANAT SANAYI VE TICARET A.S.

This SIXTH AMENDMENT (the “Sixth Amendment”) to the SUPPLY AGREEMENT is entered into as of March 15, 2012 (the “Effective Date”), by and between GENERAL ELECTRIC INTERNATIONAL, INC., a Delaware corporation, through its GE ENERGY BUSINESS, having a principal place of business at 4200 Wildwood Parkway, Atlanta, GA 30339 (“GEE” or “Buyer”) and TPI Kompozit Kanat Sanayi ve Ticaret A.S., a corporation organized and existing under the laws of Turkey, having a principal place of business at l.Sokak No:66 Sasah, 35621 Çiğli İzmir, Türkiye (“Seller”). GEE and Seller are referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS:

WHEREAS, on or about December 21, 2011, Buyer and Seller entered into a supply agreement for, among other things, the purchase and sale of certain Components as set forth in the Supply Agreement; that Supply Agreement was subsequently amended by that First Amendment to Supply Agreement dated January 20, 2012, that Second Amendment to Supply Agreement dated February 4, 2012, that Third Amendment to Supply Agreement dated February 13, 2012, that Fourth Amendment to Supply Agreement dated February 20, 2012, and that Fifth Amendment to Supply Agreement dated March 9, 2012 (collectively, as amended, supplemented and/or otherwise modified from time to time, hereinafter the “Supply Agreement”); and

WHEREAS, GEE and Seller desire to enter into this Sixth Amendment to, among other things, amend the Supply Agreement by adding the terms and conditions under which GEE will advance certain amounts to Seller to enable it continued to meet its obligations under the Supply Agreement and Setting forth how such amounts will secured and repaid in full to Buyer.

NOW, THEREFORE, for and in consideration of tie premises and: the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT:

1. Defined Terms. Capitalized terms used in this Sixth Amendment shall have the meanings given to them in the Supply Agreement unless otherwise specifically defined herein.

2. Amendments to Section 3.

(a) Section 3(d) of the Supply Agreement (including the financing contingency contained therein), is hereby deleted from the Supply Amendment and replaced with the following: “Intentionally Omitted.”

(b) Section 3 of the Supply Agreement is hereby amended by adding the following sub-section at the end of Section 3:

“(f) In the event this Agreement expires or is terminated for any reason and Seller has not fully repaid the Outstanding Balance of Advance Payment (as defined in Section 6B(d) to Buyer), then

1

upon such expiration or termination, Seller shall repay to Buyer the Outstanding Balance of Advance Payment within the applicable time period for repayment set forth in Sections 6B(k) or 6B(1) of the Agreement.”

3 Amendment by Addition of a new Section 6B, Advance Payment Provisions. The Supply Agreement is hereby amended by deleting the word “of” in the title of Section 6 “Compliance and Governing of Law” and renumbering such title as Section 6(A) “COMPLIANCE AND GOVERNING LAW” and adding the following as Section 6B, “ADVANCE PAYMENT TERMS”, after Sections 6(A), “COMPLIANCE AND GOVERNING LAW”, and before Section 7, “ASSIGNMENT, CHANGE OF CONTROL, WAIVER AND SURVIVAL”;

6B.	ADVANCE PAYMENT TERMS

(a) Pursuant to the terms of this Section 6(B), Buyer shall make an advance payment to Seller in [...***...] (the “Advance Payment”) to enable Seller to purchase goods, materials and/or services required for Seller’s manufacture of the Components so that Seller may meet its obligations to Buyer under this Agreement.

Invoice Date	Amount of Advance Payment
[...***...]	[...***...]
[...***...]	[...***...]
[...***...]	[...***...]

Provided that Seller is in compliance with all terms of this Agreement, including all of the conditions precedent described in subsection (f) below, Buyer shall; process the payment of each portion of the Advance Payment to Seller upon receipt of Seller’s invoice for the applicable portion of the Advance Payment in the amount as set forth on the table above and receipt of the required check.

(b) [...***...].

(c) [...***...].

(d) Seller shall repay the “Outstanding Balance of Advance Payment” (defined below) in full to Buyer without interest by providing Buyer with a credit [...***...] on the purchase pace of each Component purchased under the Supply Agreement or deemed, regardless of whether such Component was actually manufactured or delivered, to be purchased and invoiced in accordance with the Minimum Annual Volume Obligation of Appendix 1 of the Agreement. In addition to the foregoing credits, Seller may make additional repayments of the Outstanding Balance of Advance Payment to Buyer in cash through issuance of additional purchase price credits or otherwise. In all cases where Seller is repaying the Advance Payment through [...***...] ordered under the Supply Agreement, Seller shall provide Buyer with an invoice for [...***...]

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[...***...].

(e) Buyer shall verify all purchase orders issued under the Supply Agreement (“POs”) and invoices against receipts by Buyer to ensure that the Advance Payment is accounted for accurately and completely repaid to Buyer.

(f) The obligations of Seller to Buyer with respect to the Advance Payment shall be secured by the following, each of which shall be fully executed by the parties thereto and delivered to Buyer on or before the deadlines set forth herein:

(i) To be delivered on the date of the Sixth Amendment of Supply Agreement:

The Sixth Amendment to Supply Agreement.

(ii) To be delivered on or before the first disbursement of the Advance Payment and in all events by March 30, 2012 and as a condition precedent to Buyer’s first disbursement of the Advance Payment:

(A)	a Standby Letter of Credit (the “Letter of Credit”) [...***...] and shall be in the same form attached hereto and incorporated herein as Appendix 7, executed by the appropriate party, with all blanks completed:

(B)	a Guaranty (the “Guaranty”), which shall be in the same form as the guaranty attached hereto and incorporated herein as Appendix 8, executed by TPI Composites, Inc., with all blanks completed, as indirect owner of seventy five percent (75%) of the capital stock of Seller (“TPI”), guaranteeing the full amount of the Outstanding Balance of Advance Payment hereunder executed in favor of Buyer;

(C)	a Share Pledge Agreement (the “TPI Share Pledge Agreement”) executed by TPI Turkey, LLC, TPI turkey II, LLC and TPI Turkey III, LLC in favor of Buyer with respect to such entities’ ownership of Seller, which shall be in the form attached hereto and incorporated herein as Appendix 9, executed by TPI Turkey, LLC, TPI Turkey II, LLC and TPI Turkey III, LLC , with all blanks completed;

(D)	a Share Pledge Agreement (the “ALKE Share Pledge Agreement”) executed by ALKE ÎNŞAAT SANAY VE TICARET A.Ş., a Turkish joint stock company (“ALKE”), Sarp Kemaloğlu (“S. Kemaloğlu”), Yildizfer Kemaloğlu Akin (“Altin”) and Ayhan Kemaloğlu (“A. Kemaloğlu”); which shall be in the form attached hereto and incorporated herein as Appendix 10, executed by ALKE, S Kemaloğlu, Altin and A. Kemaloğlu, with all blanks completed;

(E)	the original stock certificates of Seller owned by TPI Turkey, LLC, TPI Turkey II, LLC and TPI Turkey III, LLC, ALKE, S. Kemaloğlu, Akin, and A.

3

Kemaloğlu, representing one hundred percent (100%) of the equity interests in Seller;

(F)	an invoice for the first disbursement and a check from Seller to Buyer, which check shall be in compliance with the laws of Turkey, [...***...], which shall be held undeposited so long as no Default occurs hereunder, but which may be deposited by Buyer to the extent a Default has occurred, and to the extent the Outstanding Balance of Advance Payment has not been repaid to Buyer;

(G)	corporate resolutions of Seller approving the execution and delivery of this Agreement and all related documents land a certified copy of the shareholders ledger of Seller indicating that (he pledge has been established;

(H)	corporate resolutions of TPI approving the execution and delivery of Guaranty;

(I)	evidence of authorization of the TPI Share Pledge Agreement satisfactory to Buyer, and

(J)	corporate resolutions of ALKE approving the execution and delivery of its Share Pledge Agreement.

(iii)	To be delivered on the date of the second disbursement of the Advance Payment and as a condition precedent to Buyer’s second disbursement of the Advance Payment;

An invoice for the second disbursement of the Advance Payment and a [...***...], which check shall be in compliance with the laws of Turkey and which shall be held undeposited so long as no Default occurs hereunder, but which may be deposited by Buyer to the extent a Default has occurred, and to the extent the Advance Payment has not been repaid to Buyer.

(iv)	To be delivered on the date of the third disbursement of the Advance Payment and as a condition precedent to Buyer’s third disbursement of the Advance Payment:

An invoice for the disbursement of the Advance Payment and a [...***...], which check shall be in compliance with the laws of Turkey and which shall be held undeposited so long as no Default occurs hereunder, but which may be deposited by Buyer to the extent a Default has occurred, and to the extent the Advance Payment has not been repaid to Buyer.

(g) If at any time during the term of this Agreement the total amount of the Outstanding Balance of Advance Payment [...***...], Seller agrees to increase the amount of the Guaranty to equal the total amount of such Outstanding Balance of Advance Payment. In no event shall Buyer be required to make any Advance Payment in excess of the lesser of lite amount of the Guaranty or the value of the collateral hereunder. To the extent that Buyer incurs any costs or expenses in collecting the Outstanding Balance of Advance Payment or otherwise protecting or enforcing its rights under the Section 6B of the Supply Agreement, including by not limited to securing its interests in the collateral or enforcing the Guaranty or the TPI Share Pledge Agreement and the

4

ALKE Share Pledge Agreement (collectively, the “Share Pledge Agreements”), such costs and expenses will be deemed a part of the Outstanding Balance of Advance Payment hereunder, due from Seller to Buyer on demand, will be included in the obligations owed to Buyer and will bear interest from the incurring or payment thereof at the a rate equal to the “Prime Rate” as defined in The Wall Street Journal [...***...] (the “Default Rate”). Seller shall pay all costs related to obtaining the Letter of Credit and all costs imposed by the issuer of the Letter of Credit in connection with the presentation and honoring of draws thereunder.

(h) The obligation of Seller to fully repay the Outstanding Balance of Advance Payment as set forth herein shall not be reduced or discharged by any alteration in the relationship between Seller and Buyer, or by any forbearance or indulgence by Buyer towards Seller, whether as to payment, time, performance or otherwise. Seller agrees to make any payment due hereunder or that becomes payable for the Outstanding Balance of Advance Payment without set-off or counterclaim and without any legal formality, such as protest or notice, being necessary and waives all privileges or rights which it may have, other than payment, including any right to require GE to claim payment or to exhaust remedies against any other person or entity.

(i) Seller may pay in advance through purchase price credits, in cash or any combination thereof any or all of the Outstanding Balance of Advance Payment at any time. Buyer shall recover any remaining Outstanding Balance of Advance Payment in accordance with the applicable repayment provisions set forth in Section 6B(d) above or as otherwise provided in Section 6B(k) and 6B(l) below, Seller represents, warrants and covenants that is has been and shall continue to use reasonable best efforts to obtain an alternative source of financing on reasonable commercial terms to allow Seller to repay the Outstanding Balance of Advance Payment in full as soon as possible, and, to the extent that Seller is offered financing on reasonable commercial terms, it shall accept such offer, and close such financing expeditiously and promptly pay off the Outstanding Balance of Advance Payment upon the closing of the refinancing.

(j) Time is of the essence hereof.

(k) Notwithstanding any other provision of this Section 6B of this Agreement, any Outstanding Balance of Advance Payment not repaid by Seller shall become immediately due and payable upon the occurrence of any of the following (each, a “Default”): (i) Seller is in material breach or default of its obligations under this Section 6B of this Agreement and fails to cure such default with fifteen (15) days after receipt of written notice from Buyer to cure such default; (ii) Seller is in material breach or default of its other obligations under this Agreement and fails to cure such default within the applicable time period for such cure set forth in this Agreement and Buyer has elected to terminate this Agreement in accordance with Section 3 of this Agreement; (iii) Seller is in material breach or default of any of the POs issued under this Agreement and fails to cure such default within the applicable time period for such cure set forth in such POs and Buyer has elected to terminate this Agreement in accordance with Section 3 of this Agreement; (iv) Buyer terminates this Agreement for convenience in accordance with Section 3 of this Agreement and Seller has failed to repay the Outstanding Balance of Advance Payment by the deadline set forth in subsection (1) below; (v) Seller or TPI ceases to conduct its operations in the normal course of business, including the inability to meet its obligations as they mature; (vi) if any proceeding under the bankruptcy or insolvency laws is brought by or against Seller or TPI; (vii) a receiver for Seller is appointed or applied for; (viii) an assignment for the benefit of creditors is made by Seller or TPI; (ix)(l) Seller or TPI enters into any transaction of merger, consolidation or amalgamation, the surviving entity of which has, as measured on the closing date of such transaction (A) a ratio of cash and cash equivalents to short term liabilities or (B) a ratio of debt to equity which are materially lower than the corresponding ratios of Seller or TPI, as applicable, on such closing date, (2) Seller or TPI conveys, sells, leases or transfers, in one or a series of transactions, all or substantially all of its assets, or (3) TPI sells, transfers or otherwise disposes of, or any third party acquires, the capital stock of Seller now owned by TPI; or (x) Buyer has given written notice to

5

Seller that Buyer has reasonably determined that the prospect of Seller’s repayment of the Outstanding Balance of Advance Payment is materially impaired.

(l) In the event Buyer does not order a sufficient quantity of Components under the Supply Agreement so that the Outstanding Balance of Advance Payment is fully repaid in accordance with Section 6B paragraph (d) and the Agreement is net terminated, Seller shall repay the entire amount of the Outstanding Balance of Advance Payment through a credit on the first invoice Seller issues to Buyer in [...***...]. In the event that the amount of such invoice is less than the Outstanding Balance of Advance Payment, Seller will provide a credit for the entire amount of any remaining portion of the Outstanding Balance of Advance Payment on each subsequent invoice until the entire Outstanding Balance of Advance Payment is paid in full. If the Supply Agreement is terminated by Buyer for convenience or where the Agreement is terminated by Seller for Buyer’s material breach, the Outstanding Balance of Advance Payment shall be repaid in full without further demand or notice within forty five (45) days of such termination becoming effective. In the event this Agreement expires and Seller has not fully repaid the Outstanding Balance of Advance Payment to Buyer, then not later than fifteen (15) days following such expiration, Seller shall immediately repay to Buyer any such Outstanding Balance of Advance Payment.

(m) Buyer shall be entitled to set off any amount owing at any time from Seller to Buyer, or any subsidiaries or Affiliates of Buyer under this Agreement or any other agreement or PO, against any amount payable at any lime by Buyer to Seller.

(n) [...***...].

(o) Seller hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor and all other notices in connection herewith, as well as filing of suit, if permitted by law, and diligence in collecting the Outstanding Balance of Advance Payment;

(p) Seller shall maintain an auditable Advance Payment record file (the “Advance Payment File”) for the duration of this Agreement or until repayment in full of all of the Advance Payment, whichever is longer. Seller shall permit Buyer’s representatives to review such Advance Payment File each calendar quarter during the term of the Supply Agreement or until the repayment in full of the Outstanding Balance of Advance Payment. The Advance Payment File shall include at a minimum: (i) PO history and validation of the Outstanding Balance of Advance Payment repaid to Buyer; (ii) the total Outstanding Balance of Advance Payment not repaid to Buyer; and (iii) utilization of the Advance Payment by Seller. In addition, at Buyer’s sole discretion, Buyer may require a yearly record of signatures by appropriate Buyer and Seller personnel validating the status of the repayment of the Outstanding Balance of Advance Payment to Buyer.

(q) Upon Buyer’s request, Seller will deliver to Buyer copies of financial statements and such other reports and information related to the shares/certificates that are pledged to Buyer pursuant to the TPI Share Pledge Agreement and the ALKE Shire Pledge Agreement (the

6

“Collateral”) as Buyer may request. Seller shall maintain adequate hooks and records pertaining to the Collateral and shall permit Buyer (during regular business hours) to visit and inspect any of the Collateral and to examine Seller’s books of record and accounts with respect to the Collateral and the Outstanding Balance of Advance Payment, not more frequently than six times in any calendar year in the absence of a Default and without limitation following and during She continuation of a Default (other than as provided herein, all Buyer’s costs and expenses in connection therewith will be part of the Outstanding Balance of Advance Payment). Seller shall use its commercially reasonable efforts to assist Buyer in whatever way necessary to make any such inspection and as a condition precedent for any disbursements incumbent upon Buyer hereunder.

(r) Seller agrees that the Letter of Credit shall remain valid and in force until the earlier of (i) its stated expiry date or (ii) the date on which the Bank of China has terminated such Letter of Credit following Buyer’s return of the Letter of Credit to the Bank of China or Buyer’s written communication to the Bank of China that such Letter of Credit may be terminated, following repayment in full of the Outstanding Balance of Advance Payment. Buyer agrees that, [...***...] receipt of the full payment of the Outstanding Balance of Advance Payment, it shall return the original Letter of Credit to the Bank of China or otherwise advise the Bank of China in writing that Buyer no longer requires the Letter of Credit.

4. Amendment of Dedicated Storage Space Section, Subsection (b) of Appendix 1 of the Supply Agreement.

Subsection (b) of the “Dedicated Storage Space” section of Appendix 1 of the Supply Agreement is amended and restated as follows:

“(b) Seller will deliver the finished Components to Buyer in shipping fixtures provided by Buyer in accordance with Section 3.1 of Appendix 2 of the Supply Agreement and title to such Components shall pass in accordance with Section 3.2 of Appendix 2, unless Buyer instructs Seller on the face of the applicable Purchase Order to deliver such Components to the Storage Facility. In the event that Buyer instructs Seller on the face of the applicable Purchase Order to deliver the Components to the Storage Facility, Seller will deliver the finished Components EXW to the Storage Facility in storage fixtures provided by Seller, or if appropriate, shipping fixtures provided by Buyer, and title to such Components will transfer to Buyer upon Seller’s placing the Components m the Storage Facility. When required by the terms of this Agreement, shipping fixtures will be delivered by Buyer to Seller as needed for shipments of the Components from Seller’s facility and/or the Storage Facility. Seller will retain risk of loss for the Components and the shipping fixtures owned by Buyer that are located in the Storage Facility and shall be responsible for the proper care of such Components and/or shipping fixtures, and all loading and unloading of trailers at the Storage Facility. All damages or losses at the Storage Facility will be borne by Seller, and Seller will be responsible for insuring against the risk of loss or damage at the Storage Facility as specified in Section 12 of the Appendix 2. For the avoidance of doubt, upon written Buyer’s request, Seller will, at Seller’s cost, expense and risk, make such Components available for pickup by Buyer at Seller’s Storage Facility and load such Components on trucks.”

5. Amendment of Section 26 of Appendix 2 (GEE Purchase Terms) of the Supply Agreement.

The following sentence is hereby added at the end of Section 26 of Appendix 2 (GEE Purchase Terms) of the Supply Agreement:

“For the avoidance of doubt, any repayment of the (Advance Payment by Seller shall not be considered in calculating the limitation on liability under Section 26 hereof.”

6. Reference to and Effect on the Supply Agreement.

7

(a) On and after the Effective Date of this Sixth Amendment, each reference in the Supply Agreement to “this Agreement”, “hereunder”, “hereof or words of like import referring to the Supply Agreement, shall mean and be a reference to the Supply Agreement, as amended by this Sixth Amendment,

(b) Appendices 7, 8, 9 and 10 to this Sixth Amendment to Supply Agreement shall constitute Appendices 7, 8, 9 and 10 to the Supply Agreement.

(c) The Supply Agreement, as specifically amended by this Sixth Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

7. Governing Law/Dispute Resolution.

The governing law of this Sixth Amendment and dispute resolution provisions will be as set forth in the applicable GEE Terms of Purchase attached as Appendix 2 to the Supply Agreement.

8. Waiver, Survival, Entire Agreement and Execution in Counterparts.

(a) No claim or right arising out of a breach of this Sixth Amendment shall be discharged in whole or part by Waiver or renunciation, unless such waiver or renunciation is supported by consideration and is in writing signed by the aggrieved party. No failure by either party to enforce any rights hereunder shall be construed a waiver.

(b) All provisions or obligations contained in this Sixth Amendment the Agreement, which by their nature or effect are required or intended to be observed, kept or performed after termination or expiration of this Agreement will survive and remain binding upon and for the benefit of the parties, their successors, including without limitation successors by merger, and permitted assigns.

(c) To the extent permitted by law, Seller waives any and all rights, by statute or otherwise, to require that Buyer, following a Default under Section 6B of the Agreement, marshal assets or proceed in any particular order to enforce Buyer’s rights under (i) the Agreement, (ii) the Letter of Credit, (iii) the Guaranty, (iv) the TPI Share Pledge Agreement or (v) the ALKE Share Hedge Agreement.

(d) This Sixth Amendment, with such documents as are expressly attached and/or incorporated herein by reference, is intended as a complete, exclusive and final expression of the parties’ respective agreements with respect to such terms as are included, is intended also as a complete and exclusive statement of the terms of their agreement and supersedes any prior or contemporaneous agreements, whether written or oral, between the respective parties regarding such terms. There are no representations, understandings or agreements, written or oral which are not included herein. No course of prior dealings between the parties and no usage of the trade shall be relevant to determine the meaning of this Sixth Amendment even though the accepting or acquiescing party has knowledge of the performance and opportunity for objection. The invalidity, in whole or in part of any of the foregoing sections or paragraphs of this Sixth Amendment shall not affect the remainder of such article or paragraphs or any other sections or paragraphs of this Sixth Amendment.

(e) This Sixth Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Sixth Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.

8

GENERAL ELECTRIC INTERNATIONAL, INC, through its GE Energy business		TPI KOMPOZIT KANAT SANAYI VE TICARET A.S.

By:	[...***...]	By:	[...***...]
Name:	[...***...]	Name:	[...***...]
Title:	[...***...]	Title:	[...***...]

Date:	March 15, 2012	Date:	March 15, 2012

9

APPENDIX 8 TO SIXTH AMENDMENT TO SUPPLY AGREEMENT

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (this “Guaranty”) is made as of the 12th day of March, 2012, (the “Effective Date”) by TPI COMPOSITES, INC., a Delaware corporation (“TPI” or “Guarantor”) for the benefit of GENERAL ELECTRIC INTERNATIONAL, INC., a corporation duly organized and existing under the laws of the State of Delaware, U.S.A., acting through its GE ENERGY business having a place of business at 4200 Wildwood Parkway, Atlanta, Georgia 30339. U.S.A. (“GE”). GE and Guarantor are individually referred to herein as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, TPI KOMPOZIT KANAT SANAYI VE TICARET A.S, a Turkey joint stock company (“Subsidiary”) is a joint venture, with Guarantor as the majority indirect owner (through three subsidiaries) owning seventy five percent (75%) of Subsidiary;

WHEREAS, on or about December 21, 2011, GE and Subsidiary entered into the Supply Agreement dated December 21, 2011, and five subsequent amendments thereto: that First Amendment to Supply Agreement dated January 20, 2012, that Second Amendment to Supply Agreement dated February 4, 2012, that Third Amendment to Supply Agreement dated February 13, 2012, that Fourth Amendment to Supply Agreement dated February 20, 2012, that Fifth Amendment to Supply Agreement dated March 9, 2012, and that Sixth Amendment to Supply Agreement dated March 14, 2012 (collectively hereinafter the “Supply Agreement”) related to the purchase of Components (as that term is defined in the Supply Agreement) by GE and its Affiliates (as that term is defined in the Supply Agreement) from Subsidiary;

WHEREAS, pursuant to Section 6B of the Supply Agreement, GE agreed to provide Subsidiary with an Advance Payment (as defined in the Supply Agreement);

WHEREAS, to induce GE to enter into that Sixth Amendment to Supply Agreement where GE agreed to provide Subsidiary with the Advance Payment, Guarantor has agreed to provide GE with this Guaranty.

WHEREAS, as a condition precedent to GE’s providing Subsidiary with the Advance Payment, the owners of the stock of Subsidiary have each separately pledged their stock in the Subsidiary pursuant to two stock pledge agreements (the “TPI Pledge Agreement” and the “ALKE Pledge Agreement” and together with the TPI Pledge Agreement, the “Pledge Agreements”), (the “Guaranty,” and “Pledge Agreements” together with the Supply Agreement are collectively referred to herein as the “Agreements”)) to secure Subsidiary’s re-payment of the Advance Payment;

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the Parties hereto agree as follows:

1. Guarantor hereby irrevocably and unconditionally guarantees to GE timely payment and performance by the Subsidiary of the Advance Payment (also referred to as the “Indebtedness”) due or to become due, now or hereafter arising pursuant to and in accordance with Section 6B of the Supply Agreement (hereinafter the “Guaranteed Obligations”). In addition, Guarantor shall pay to GE on demand all costs and expenses (including attorneys’ fees) incurred by GE in connection with protecting, preserving maintaining and/or enforcing any or all of the terms of this Guaranty (the “Costs and Fees” and the Guaranteed Obligations and the Costs and Fees are sometimes referenced herein, collectively, as the “Obligations”).

2. (a) This is a guaranty of payment and performance, not of collection, and the GE shall not be required, as a condition of Guarantor’s liability, to pursue any of its rights against the Subsidiary, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations. Upon receipt of written notice, during the continuation of an Event of Default, (defined below in Section 11) from a

Appendix 8-1

duly authorized officer of GE requiring Guarantor to do so, Guarantor shall truly perform, or cause to be performed, any such Obligations as thereby required pursuant to and in accordance with the terms and conditions of Section 6B of the Supply Agreement.

(b) This is a primary obligation of Guarantor and is an absolute, unconditional, irrevocable, unlimited and continuing guaranty and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full. Neither this Guaranty nor Guarantor’s obligations hereunder will be affected by any future changes, including any change in any applicable law, any surrender, exchange, acceptance, compromise or release by GE of any other party, or any other guaranty or any security held by it for any of the Obligations, any failure of GE to take any steps to perfect or maintain any lien or security interest in or to preserve its rights to any security or other collateral for any of the Obligations or any guaranty, any irregularity, unenforceability, invalidity, avoidance and/or subordination of any of the Obligations or any part thereof or any security or other guaranty thereof, any counterclaim, set-off, deduction or defense based upon any claim Guarantor may have against the Subsidiary or GE or affiliate of GE, any merger, consolidation, liquidation, dissolution, divestiture, winding-up, charter revocation or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, Guarantor and/or the Subsidiary, or any bankruptcy, insolvency, reorganization or similar proceeding involving or affecting the Subsidiary and/or Guarantor, or any other event or circumstance, whether or not similar to the foregoing, and whether known or unknown, that might otherwise constitute a defense available to, or limit the liability of, Guarantor, it being the intention of Guarantor that only the indefeasible payment of the Obligations in full will satisfy Guarantor’s obligations under this Guaranty.

(c) GE at any time and from time to time, without notice to or the consent of Guarantor, and without impairing or releasing, discharging or modifying Guarantor’s liabilities hereunder, may: (i) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (ii) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (iii) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of the Subsidiary in such order, manner and amount as GE may determine in its sole discretion; (iv) deal with any other person with respect to any Obligations in such manner as GE deems appropriate in its sole discretion; (v) substitute, exchange or release any security or guaranty; or (vi) take such actions and exercise such remedies hereunder as provided herein.

(d) Guarantor hereby consents and agrees that, without notice to or subsequent consent by Guarantor and without affecting or impairing the obligations of Guarantor as herein set forth, GE may, by action or inaction, compromise, settle, waive, extend, refuse to enforce, release (in whole or in part), or otherwise grant indulgences to Subsidiary in respect to any or all of the Obligations and may amend, modify or extend in any manner the Agreements or any other documents or agreements relating to the Obligations other than this Guaranty.

3. Unless otherwise expressly required by applicable law or as set forth in Section 2(a) of this Guaranty, Guarantor hereby waives: (i) notice of acceptance of this Guaranty, (ii) notice of extensions of credit to the Subsidiary from time to time, (iii) notice of default, (iii) diligence, (iv) presentment, (v) notice of dishonor, (vi) protest, (vii) demand for payment, (viii) any defense based upon GE’s failure to comply with the notice requirements of the applicable version of Uniform Commercial Code Sections 9-611, 9-612 and/or 9-613, or any predecessor or successor section thereto, (ix) notice of the creation, existence or acquisition of all or any part of the Obligations, (x) notice of consent to any modifications thereof; (xi) notice of adverse change in Subsidiary’s financial condition or of any other fact, which might substantially increase GE’s risk; (xii) notice of presentment for payment, demand or protest; (xiii) notice thereof as to any instrument, except as otherwise expressly set forth herein; (xiv) notice of Subsidiary’s default; and (xv) all other notices and demands to which Guarantor might otherwise be entitled, except as otherwise expressly set forth herein.

4. To the extent permitted by applicable law, Guarantor further waives any and all rights, by statute or otherwise, to require GE to institute suit or otherwise exhaust its rights and remedies against Subsidiary. Guarantor further waives any defense arising by reason of any disability or other defense of Subsidiary or by reason of

Appendix 8-2

cessation of any cause whatsoever of the liability of Subsidiary other than through payment or performance of the Obligations.

5. Guarantor consents and agrees that GE shall be under no obligation to marshal any assets in favor of Guarantor. Moreover, Guarantor covenants to pay all expenses (including Costs and Fees) incurred by GE in connection with defending and enforcing its rights under this Guaranty, except where Guarantor is the prevailing party in a final non-appealable judgment in such litigation.

6. No modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge Guarantor’s liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. The Guarantor waives all rights and benefits, which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of the Subsidiary that may result from any such proceeding.

7. If any demand is made at any time upon GE for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations based upon an action for fraudulent transfer or preferential transfer and if GE repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, Guarantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by GE and such amount shall be Obligations hereunder. The provisions of this section will be and remain effective notwithstanding any contrary action that may have been taken by Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to GE’s rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

8. In addition to all liens upon and rights of setoff against the money, securities or other property of Guarantor given to GE by law, GE shall have, with respect to Guarantor’s Obligations to GE under this Guaranty and to the extent permitted by law, a contractual right of setoff against all obligations of any type of Subsidiary to GE.

9. The Guarantor irrevocably and indefeasibly waives, for itself and its successors and assigns, any and all rights which the Guarantor may have to (a) claims against the Subsidiary based on subrogation with respect to payments made hereunder, and (b) any realization on any property of the Subsidiary, including participation in any marshaling of the Subsidiary’s assets.

10. The Guarantor may not assign or delegate any of its rights or obligations under this Guaranty without the express written consent of GE. No assignment or transfer of this Guaranty shall operate to extinguish or diminish the liability of Guarantor hereunder.

11. The Guarantor agrees to indemnify each of the Guaranteed Party, its directors, officers and employees and each legal entity, if any, who controls the Guaranteed Party (the “Indemnified Parties”) and to hold each Indemnified Party harmless from and against any and all third-party claims, damages, losses, liabilities and expenses (including all reasonable fees of one counsel with whom all Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of an Event of Default (as defined below) under this Guaranty; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Guaranty. The Guarantor may participate at its expense in the defense of any such claim. “Event of Default” means any failure by the Guarantor to fulfill its obligations under this Guaranty, which failure remains uncured for a period exceeding 30 days’ after the Guarantor’s receipt of a notice of the same from GE.

12. The terms and provisions of this Guaranty shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of the Parties.

Appendix 8-3

13. Guarantor represents and warrants that it is a corporation duly organized and that it has full power to enter into this Guaranty; that its execution and delivery hereof has been duly authorized; and that this Guaranty constitutes a legal, valid, and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms.

14. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York U.S.A., excluding only those provisions regarding conflict of laws.

15. DISPUTE RESOLUTION. In the event of any dispute arising out of or in connection with this Guaranty, the parties agree to submit such dispute to settlement proceedings under the Alternative Dispute Resolution Rules (the “ADR Rules”) of the International Chamber of Commerce (“ICC”). If the dispute has not been settled pursuant to the ADR Rules within forty five (45) days following the filing of a request for ADR or within such other period as the parties may agree in writing, such dispute shall be finally settled under the Rules of Arbitration and Conciliation of the ICC (the “ICC Rules”) by one or more arbitrators appointed in accordance with such ICC Rules. The place of arbitration shall be Ney York, New York and proceedings shall be conducted in the English language, unless otherwise stated on the face of this Guaranty. The award shall be final and binding on both Guarantor and GE, and the parties hereby waive the right of appeal to any court for amendment or modification of the arbitrators’ award. The prevailing party in any such foregoing action brought by one party against the other will be entitled to reimbursement of its reasonable costs and expenses associated with that legal action, including court costs, arbitration costs and reasonable attorneys’ fees.

16. Guarantor irrevocably designates as its agent for service of process to receive on its behalf service of process in the State of New York in respect of any claims under this Guaranty as follows:

Corporation Service Company
80 State Street
Albany, NY 12207-2543

Guarantor may from time to time designate a new agent for the receipt of process provided that such agent is either a company incorporated and registered in State of New York or any individual resident or partnership having its head office in State of New York, by giving notice of such change to GE.

[END OF TEXT - SIGNATURE PAGE FOLLOWS]

Appendix 8-4

IN WITNESS WHEREOF, the Parties hereto have caused this Guaranty to be executed by their respective authorized representatives as of the date written below but effective as of the Effective Date.

TPI Composites, Inc.

By:	[...***...]
Name:	[...***...]
Title:	[...***...]

Date:	3/15/12

ACCEPTED BY:

GENERAL ELECTRIC INTERNATIONAL, INC. Acting by and through its GE ENERGY Business

By:
Name:
Title:

Date:

Appendix 8-5

SEVENTH AMENDMENT TO SUPPLY AGREEMENT

Between

GE WIND ENERGY GMBH

and

TPI KOMPOZIT KANAT SANAYI VE TICARET A.S.

This SEVENTH AMENDMENT (the “Seventh Amendment”) to the SUPPLY AGREEMENT is entered into as of March 30, 2012 (the “Effective Date”), by and between GE WIND ENERGY GMBH, a German corporation, through, having a principal place of business at Holsterfeld 16, 48499 Salzbergen (“GEE” or “Buyer”) and TPI Kompozit Kanat Sanayi ve Ticaret A.S., a corporation organized and existing under the laws of Turkey, having a principal place of business at 1.Sokak No:66 Sasali, 35621 Çiğli İzmir, Türkiye (“Seller”). GEE and Seller are referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS:

WHEREAS, on or about December 21, 2011 GE International, Inc. and Seller entered into a supply agreement for. among other things, the purchase and sale of certain Components as set forth in the Supply Agreement; that Supply Agreement was subsequently amended by that First Amendment to Supply Agreement dated January 20, 2012, that Second Amendment to Supply Agreement dated February 4, 2012, that Third Amendment to Supply Agreement dated February 13, 2012, that Fourth Amendment to Supply Agreement dated February 20, 2012, that Fifth Amendment to Supply Agreement dated March 9, 2012, and that Sixth Amendment to the Supply Agreement dated March 15, 2012 (collectively, as amended, supplemented and/or otherwise modified from time to time, hereinafter the “Supply Agreement”); and

WHEREAS, effective as of 12:01 a.m., March 30, 2012, GE International, Inc., pursuant to that Assignment and Assumption Agreement dated March 29, 2012 (the “Assignment and Assumption Agreement”), (i) assigned all its rights and obligations in the Supply Agreement to Buyer, (ii) Buyer agreed to assume those rights and obligations from GE International, Inc., (iii) Seller consented to that assignment and agreed to accept Buyer as the party to the Supply Agreement to the same effect as if Buyer was the original signing party to the Supply Agreement, and (iv) Seller agreed to release GE International, Inc. from any and all obligations under the Supply Agreement; and

WHEREAS, Buyer and Seller desire to enter into this Seventh Amendment to, among other things, amend the Supply Agreement by altering the delivery terms and locations, and revise the as yet unexecuted attachments to the Supply Agreement to reflect the proper party name pursuant to the Assignment and Assumption Agreement.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT:

1. Defined Terms. Capitalized terms used in this Seventh Amendment shall have the meanings given to them in the Supply Agreement unless otherwise specifically defined herein.

2. Amendment to and correction of error on signature block of the original Supply Agreement dated December 21, 2011. The Parties hereto acknowledge and agree that, as stated in the first paragraph of Supply Agreement, the only Parties that intended to and agreed to be bound to the terms of the Supply Agreement were GE International,

1

Inc. and TPI Kompozit Kanat Sanayi ve Ticaret A.S., and that the additional signature block on Supply Agreement by the General Electric Company in addition to that of the parties was an error, and that signature of and reference to the General Electric Company is hereby deleted effective as of December 21, 2011.

3. All references to General Electric International. Inc., GEE or Buyer in the Supply Agreement and in ail attachments to the Supply Agreement shall be deemed to refer solely to GE Wind Energy GmbH as provided for in the Assignment and Assumption Agreement attached hereto and incorporated herein as Exhibit A to this Seventh Amendment.

4. Section 6B of the Supply Agreement (added by that Sixth Amendment to Supply Agreement) is hereby amended as follows: The Parties hereto agree that the Invoice Date of “[...***...]” in the table in Section 6B(a) is deleted in its entirety and replaced with “[...***...]” and the delivery date specified in Section 6B(f)(ii) is hereby deleted in its entirety and replaced with date “[...***...]”. For avoidance of doubt, all conditions precedent specified in Section 6B(f)(ii) must still be met BEFORE Buyer is obligated to pay Seller the first disbursement of the Advance Payment, and none of these conditions are waived by Buyer.

5. Amendment to Appendix 1 of the Supply Agreement.

(a) The Section entitled “Dedicated Storage Space” (including both subsections (a) and (b) thereunder) is hereby deleted in its entirety:

(b) The Section (paragraph) entitled “Facility” is hereby deleted in its entirety and replaced with the following Section entitled “Shipping Fixtures”:

“Shipping Fixtures. Seller will deliver the finished Components in shipping fixtures provided by Buyer. When required by the terms of this Agreement, Shipping fixtures will be delivered by Buyer to Seller as needed for shipments made hereunder. Seller will be responsible for the proper care of the shipping fixtures, and all loading and unloading of trailers when receiving the shipping fixtures and when delivering finished Components to Buyer pursuant to Section 3.1 of Appendix 2 in the Agreement. All damages or losses at Seller’s facility prior to transfer of risk of toss per the terms of this Agreement will be borne by Seller.”

6. Amendment to Section 2.2 of Appendix 2 of the Supply Agreement.

The Supply Agreement is hereby amended by deleting the following language from Section 2.2(a)(i) of Appendix 2 to the Supply Agreement:

“or placed in the Storage Facility (as set forth on Appendix I to the Supply Agreement)”

7. Amendment to Section 3.1 of Appendix 2 of the Supply Agreement.

The following sentences from Section 3.1 are hereby deleted in their entirety:

“Unless otherwise stated on the face of this Order, all goods provided under this Order shall be delivered EXW Seller’s facility. The term EXW used herein is modified from the INCOTERMS 2010 definition to mean “EXW with Seller responsible for loading the goods at Seller’s risk and expense.”

and replaced with the following:

“All delivery designations are INCOTERMS 2010. All goods provided under this Order shall be delivered FCA Seller’s facility, except goods that are to be shipped

2

directly to Buyer’s customer or a location designated by Buyer s customer that are: (a) not to be exported; or (b) exported from the United States of America (“U.S.”), shall be delivered EXW Seller’s facility. The term EXW used herein is modified from the INCOTERMS 2010 definition to mean “EXW with Seller responsible for loading the goods at Seller’s risk and expense”.

8. Reference to and Effect on the Supply Agreement.

(a) On and after the Effective Date of this Seventh Amendment, each reference in the Supply Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Supply Agreement, shall mean and be a reference to the Supply Agreement, as amended by this Seventh Amendment.

(b) Appendices 7, 9 and 10 to this Seventh Amendment to Supply Agreement shall constitute Appendices 7,9 and 10 to the Supply Agreement replacing in their entirety those Appendices 7, 9 and 10 to the Supply Agreement that were added by the Sixth Amendment to the Supply Agreement.

(c) The Supply Agreement, as specifically amended by this Seventh Amendment, and the Assignment and Assumption Agreement are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

9. Governing Law/Dispute Resolution.

The governing law of this Seventh Amendment and dispute resolution provisions will be as set forth in the applicable GEE Terms of Purchase attached as Appendix 2 to the Supply Agreement.

10. Waiver, Survival, Entire Agreement and Execution in Counterparts.

(a) No claim or right arising out of a breach of this Seventh Amendment shall be discharged in whole or part by waiver or renunciation, unless such waiver or renunciation is supported by consideration and is in writing signed by the aggrieved party. No failure by either party to enforce any rights hereunder shall be construed a waiver.

(b) All provisions or obligations contained in this Seventh Amendment the Agreement, which by their nature or effect are required or intended to be observed, kept or performed after termination or expiration of this Agreement will survive and remain binding upon and for the benefit of the parties, their successors, including without limitation successors by merger, and permitted assigns.

(c) This Seventh Amendment, with such documents as are expressly attached and/or incorporated herein by reference, is intended as a complete, exclusive and final expression of the parties’ respective agreements with respect to such terms as are included, is intended also as a complete and exclusive statement of the terms of their agreement and supersedes any prior or contemporaneous agreements, whether written or oral, between the respective parties regarding such terms. There are no representations, understandings or agreements, written or oral which are not included herein. No course of prior dealings between the parties and no usage of the trade shall be relevant to determine the meaning of this Seventh Amendment even though the accepting or acquiescing party has knowledge of the performance and opportunity for objection. The invalidity, in whole or in part, of any of the foregoing sections or paragraphs of this Seventh Amendment shall not affect the remainder of such article or paragraphs or any other sections or paragraphs of this Seventh Amendment.

(e) This Seventh Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed

3

counterpart of a signature page to this Seventh Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Seventh Amendment.

IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to Supply Agreement to be executed by these authorized representatives on the date(s) indicated below and effective as of the Effective Date set forth above.

GE WIND ENERGY GMBH		TPI KOMPOZIT KANAT SANAYI TICARET A.S.

By:	[...***...]	By:	[...***...]
Name:	[...***...]	Name:	[...***...]
Title:	[...***...]	Title:	[...***...]

Date:	12 April 2012	Date:	April 11, 2012

GE WIND ENERGY GMBH

By:	[...***...]
Name:	[...***...]
Title:	[...***...]

Date:	12 April 2012

4

EXHIBIT A TO SEVENTH AMENDMENT TO SUPPLY AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS IS AN ASSIGNMENT AND ASSUMPTION AGREEMENT (“Assignment and Assumption Agreement”) dated as of March 29, 2012 among (i) GE International, Inc. (“Assignor”), (ii) GE Wind Energy GmbH (“Assignee”), (iii) TPI Kompozit Kanat Sanayi ve Ticaret A.S. (“Counterparty 1”) and (iv). TPI Composites, Inc. (“Counterparty 2”); (Counterparty 1 and Counterparty 2 collectively referred to as “Counterparties”).

RECITALS

WHEREAS, Assignor and Counterparty 1 are parties to that certain Supply Agreement dated as of December 21, 2011 which they subsequently amended by that First Amendment to Supply Agreement dated January 20, 2012, that Second Amendment to Supply Agreement dated February 4, 2012, that Third Amendment to Supply Agreement dated February 13,2012, and that Fourth Amendment to Supply Agreement dated February 20, 2012, that Fifth Amendment to Supply Agreement dated March 9, 2012, that Sixth Amendment to the Supply Agreement dated March 15, 2012 (collectively the “Supply Agreement”);

WHEREAS, Assignor and Counterparty 2 are parties to that certain Guarantee Agreement dated as of March 12, 2012 by and among Assignor and Counterparty 2 (“Guaranty Agreement”); (Supply Agreement and Guaranty Agreement collectively referred to as the “Affected Agreements”); and

WHEREAS, Pursuant to this Assignment and Assumption Agreement, Assignor, Assignee and Counterparties intend that with respect to the Affected Agreements, among other things, (i) Assignor has agreed to assign all rights and obligations in the Affected Agreements to Assignee, (ii) Assignee has agreed to assume all rights and obligations of Assignor, (iii) Counterparties have consented to that assignment and agreed to accept Assignee as the party to their respective Affected Agreements to the same effect as if Assignee were the original, signing party to the Affected Agreements, and (iv) Counterparties have agreed to release Assignor from any and all obligations under the Affected Agreements

ALL PARTIES HERETO, INTENDING TO BE LEGALLY BOUND, AGREE AS FOLLOWS:

1. Capitalized Terms. For purposes of this Assignment and Assumption Agreement, the “Effective Time” shall mean 12 01 a.m., March 30, 2012.

2. Assignment and Assumption.

A. Effective as of the Effective Time, (i) Assignor hereby assigns, sells, transfers and sets over to Assignee all of Assignor’s right, title, benefit, privileges, interest and obligations in and to the Affected Agreements, and (ii) Assignee hereby assumes and agrees to perform and satisfy, as applicable, its obligations under the Affected Agreements

5

B. Effective simultaneously with the timing in paragraph 2A above, (i) Counterparty 1 has consented to the assignment referenced in paragraph 2A above and has agreed to accept Assignee as the party to the Supply Agreement to the same effect as if Assignee were the original, signing party to the Supply Agreement in Assignor’s position, (ii) Counterparty 1 has agreed to release Assignor from all obligations under the Supply Agreement and look solely to Assignee with respect to those obligations.

C. Effective simultaneously with the timing in paragraphs 2A and 2B above, (i) Counterparty 2 has consented to the assignment referenced in paragraph 2A above and has agreed to accept Assignee as the party to the Guaranty Agreement to the same effect as if Assignee were the original signing party to the Guaranty Agreement, and (ii) Counterparty 2 has agreed to release Assignor from all obligations under the Guaranty Agreement and look solely to Assignee with respect to those obligations.

3. Terms of the Affected Agreement(s). The terms of the Affected Agreements are incorporated herein by this reference. Assignor, Assignee and the Counterparties acknowledge and agree that all of the terms of the Affected Agreements, including without limitation, the representations, warranties, covenants, agreements and indemnities contained in the Affected Agreements shall remain in full force and effect to the full extent provided therein.

4. Further Actions. Each of the parties covenants and agrees, at its own expense, to execute and deliver, at the request of the other party, such further instruments of transfer and assignment and to take such other action as such other party may reasonably request to more effectively consummate the assignments and assumptions contemplated by this Assignment and Assumption Agreement.

5. Notices. All notices or other communications or deliveries provided for under this Assignment and Assumption Agreement shall be given as provided in the Affected Agreements.

6. Governing Law. This Assignment and Assumption Agreement shall be governed by and construed and enforced in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of New York.

7. Binding Effect; Assignment. This Assignment and Assumption Agreement and all of the provisions hereof shall be binding upon and shall Inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8. Execution in Counterparts; Recitals. This Assignment and Assumption Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument, and the Recitals above are incorporated herein by reference and given full force and effect as if they were restated within the body of this Assignment and Assumption Agreement.

9. Amendments. No amendment of any provision of this Assignment and Assumption Agreement shall be valid unless the same shall be in writing and signed by Assignor and Assignee.

6

10. Integration. This Assignment and Assumption Agreement, together with the Affected Agreements, constitute the final, complete and integrated agreement of the parties with respect to the subject matter thereof, and supersede any prior understanding or agreement with respect thereto.

IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of the Effective Time.

Assignor:		Counterparty 1:

GENERAL ELECTRICAL INTERNATIONAL, INC.		TPI KOMPOZIT KANAT SANAYI TICARET A.S.

By:	[...***...]	By:	[...***...]
Name:	[...***...]	Name:	[...***...]
Title:	[...***...]	Title:	[...***...]

Date:	March 15, 2012	Date:	March 30, 2012

Assignee:		Counterparty 2:

GE WIND ENERGY GMBH		TPI COMPOSITS, INC.

By:	[...***...]	By:	[...***...]
Name:	[...***...]	Name:	[...***...]
Title:	[...***...]	Title:	[...***...]

Date:	March 30, 2012	Date:	March 30, 2012

Assignee:

GE WIND ENERGY GMBH

By:	[...***...]
Name:	[...***...]
Title:	[...***...]

Date:	March 30, 2012

7

APPENDIX 7 TO SEVENTH AMENDMENT TO SUPPLY AGREEMENT

STANDBY LETTER OF CREDIT

[LETTER OF CREDIT LETTERHEAD OF BANK OF CHINA]

RE:	OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.

WE, BANK OF CHINA LTD (“ISSUER”), HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. IN YOUR, GE WIND ENERGY GMBH’S (“BENEFICIARY’S”) FAVOR FOR A SUM OF Euro [...***...] AT THE REQUEST OF OUR CUSTOMER, TPI COMPOSITES (TAICANG) COMPANY, LTD., A WHOLLY-OWNED FOREIGN ENTERPRISE ORGANIZED UNDER THE LAWS OF THE PEOPLE’S REPUBLIC OF CHINA (“CUSTOMER”), AVAILABLE BY PRESENTATION TO ISSUER OF A DRAW REQUEST (IN THE FORM OF SCHEDULE 1 ATTACHED HERETO (WITH BLANKS COMPLETED)), TOGETHER WITH YOUR AUTHENTICATED TELEX/SWIFT STATING THAT

“THE AMOUNT DRAWN HEREUNDER REPRESENTS UNPAID INDEBTEDNESS OWED TO BENEFICIARY BY AN AFFILIATE OF CUSTOMER ARISING OUT OF OR IN CONNECTION WITH THE ADVANCE BY BENEFICIARY TO THAT AFFILIATE CONTEMPLATED IN SECTION 6B OF THE SUPPLY AGREEMENT DATED DECEMBER 21, 2011, AS AMENDED, BETWEEN BENEFICIARY AND THAT AFFILIATE OF CUSTOMER.”

THIS STAND-BY LETTER OF CREDIT TAKES EFFECT FROM              2012 AND SHALL REMAIN VALID AND IN FULL FORCE UNTIL ONE YEAR THEREAFTER (OR, IN OTHER WORDS, UNTIL              2013) (THE “EXPIRY”) AT OUR COUNTER AT NO. 188 GANJIANG ROAD, SUZHOU, CHINA.

ALL DRAWS MUST BE MADE BY AUTHENTICATED TELEX/SWIFT (AUTHENTICATED BY AN ASSISTANT SECRETARY OF BENEFICIARY) BEARING THE SENDING DATE ON OR BEFORE THE EXPIRY, AFTER WHICH DATE OUR LIABILITIES HEREUNDER WILL CEASE AND THIS STAND-BY LETTER OF CREDIT WILL NOT BE AVAILABLE FOR FURTHER DRAWS.

ALL BANKING CHARGES OUTSIDE OUR COUNTER ARE FOR ACCOUNT OF CUSTOMER.

PARTIAL AND MULTIPLE DRAWINGS ARE ALLOWED.

ALL DOCUMENTS MUST BE PRESENTED TO ISSUER AT NO. 188 GANJIANG ROAD, SUZHOU, CHINA BY COURIER SERVICE.

PAYMENT WILL BE EFFECTED UPON ISSUER’S RECEIPT OF DOCUMENTS IN STRICT COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT.

8

THIS STAND-BY LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS (2007 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 600.

TO THE EXTENT NOT INCONSISTENT WITH PUBLICATION NO. 600, THIS LETTER OF CREDIT SHALL BE GOVERNED BY AND INTERPRETED CONSISTENTLY WITH THE LAWS OF THE STATE OF NEW YORK, USA, INCLUDING WITHOUT LIMITATION ARTICLE 5 OF THE UNIFORM COMMERCIAL CODE AS ADOPTED AND IN EFFECT IN NEW YORK.

IN THE EVENT OF ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS LETTER OF CREDIT, ISSUER AND, BY ACCEPTANCE HEREOF, BENEFICIARY AGREE TO SUBMIT SUCH DISPUTE TO SETTLEMENT PROCEEDINGS UNDER THE ALTERNATIVE DISPUTE RESOLUTION RULES (THE “ADR RULES”) OF THE INTERNATIONAL CHAMBER OF COMMERCE (“ICC”). IF THE DISPUTE HAS NOT BEEN SETTLED PURSUANT TO THE ADR RULES WITHIN FORTY FIVE (45) DAYS FOLLOWING THE FILING OF A REQUEST FOR ADR OR WITHIN SUCH OTHER PERIOD AS THE PARTIES MAY AGREE IN WRITING, SUCH DISPUTE SHALL BE FINALLY SETTLED UNDER THE RULES OF ARBITRARY AND CONCILATION OF THE ICC (THE “ICC RULES”) BY ONE OR MORE ARBITRATORS APPOINTED IN ACCORDANCE WITH SUCH ICC RULES. THE PLACE OF ARBITRATION SHALL BE LONDON, ENGLAND AND PROCEEDINGS SHALL BE CONDUCTED IN THE ENGLISH LANGUAGE. THE AWARD SHALL BE FINAL AND BINDING ON BOTH ISSUER AND BENEFICIARY WHO HEREBY WAIVE THE RIGHT OF APPEAL TO ANY COURT FOR AMENDMENT OR MODIFICATION OF THE ARBITRATOR’S AWARD. THE PREVAILING PARTY IN ANY SUCH FOREGOING ARBITRATION BROUGHT BY ONE PARTY AGAINST THE OTHER WILL BE ENTITLED TO REIMBURSEMENT OF ITS REASONABLE COSTS AND EXPENSES ASSOCIATED WITH THAT ARBITRATION, INCLUDING ARBITRATION COSTS AND REASONABLE ATTORNEYS’ FEES.

BEST REGARDS,

BANK OF CHINA LTD

9

SCHEDULE 1

TO LETTER OF CREDIT NO.                      ISSUED BY BANK OF CHINA LTD.

DRAW REQUEST

TO:	BANK OF CHINA LTD

1. THIS DRAW REQUEST IS PRESENTED BY	{NAME} A	{JOB TITLE OR OFFICE HELD} OF
BENEFICIARY, ON BEHALF OF BENEFICIARY.

2. THIS DRAW REQUEST IS IN THE AMOUNT OF EURO ☐		{AMOUNT}.

3. “THE AMOUNT DRAWN HEREUNDER REPRESENTS UNPAID INDEBTEDNESS OWED TO BENEFICIARY BY AN AFFILIATE OF CUSTOMER ARISING OUT OF OR IN CONNECTION WITH THE ADVANCE BY BENEFICIARY TO THAT AFFILIATE CONTEMPLATED IN SECTION 6B OF THE SUPPLY AGREEMENT DATED DECEMBER 21, 2011, AS AMENDED, BETWEEN BENEFICIARY AND THAT AFFILIATE OF CUSTOMER.”

SIGNATURE:

GE WIND ENERGY GMBH

BY
TITLE
DATE

SIGNATURE AUTHENTICATION:

I AM AN ASSISTANT SECRETARY OF BENEFICIARY; AND I HEREBY CERTIFY THAT                       IS Authorized to sign on behalf OF BENEFICIARY.

ASSISTANT SECRETARY	(Seal)

10

APPENDIX 9 TO SEVENTH AMENDMENT TO SUPPLY AGREEMENT

SHARE PLEDGE AGREEMENT

On one side TPI TURKEY, LLC, a Delaware limited liability company (“TPI”), TPI TURKEY II, LLC, a Delaware limited liability company (“TPI II”) and TPI TURKEY III, LLC, a Delaware limited liability company (“TPI III”) (TPI, TPI II and TPI III. each a “Pledger” and collectively the “Pledgers”) and on the other side GE WIND ENERGY GMBH, a German corporation, (hereinafter referred to as “GEE” or the “Pledgee”) hereto agree that                  registered shares / share certificates itemized hereinafter and                  shares representing TPI Kompozit Kanat Sanayi ve Ticaret A.S., a corporation formed under the laws of Turkey (hereinafter referred to as the “Company”) shall be and hereby are pledged as security for the obligations of the Company to Pledgee under Section 3 of that Sixth Amendment to Supply Agreement between the Company and the Pledgee dated March 14 , 2012 (the “Sixth Amendment”), and that the afore-said share certificates shall be delivered to the Pledgee by endorsement in the form of pledge endorsement, to cover the obligations of the Company to Pledgee in the amount of up to a maximum of [...***...] under the Sixth Amendment (the “Obligations”).

1. TPI agrees and declares that it pledges the number of                  registered shares /share certificates of the Company, to the Pledgee as a security of the Obligations for an indefinite term until their release is declared in writing by the Pledgee and that it has delivered the aforesaid shares / share certificates in the form of pledge endorsement to the Pledgee. TPI II agrees and declares that it pledges the number of                  registered shares / share certificates of the Company, to the Pledgee as a security of the Obligations for an indefinite term until their release is declared in writing by the Pledgee and that it has delivered the aforesaid shares / share certificates in the form of pledge endorsement to the Pledgee. TPI III agrees and declares that it pledges the number of                  registered shares /share certificates of the Company, to the Pledgee as a security of the Obligations for an indefinite term until their release is declared in writing by the Pledgee and that it has delivered the aforesaid shares / share certificates in the form of pledge endorsement to the Pledgee. Pledgers agree and declare that the aggregate number of registered shares / share certificates of the Company collectively held by them represents seventy five percent (75%) of the outstanding common shares of the Company.

2. Any new shares / share certificates issued with the rights issue or capitalization issue arising in connection with pre-emptive rights with regard to the pledged registered shares /share certificates shall be regarded within the scope of the pledge hereunder and in the event that new shares/stock certificates subject to the pledge are printed, such shares /stock certificates shall be delivered and endorsed by the applicable Pledgers to the Pledgee, with the pledge endorsement in accordance with the procedure set forth by the Turkish Commercial Code regarding the transfer of shares.

3. Pledgers and Pledgee agree that no default hereunder shall arise in the event of a transfer of shares of the Company owned by ALKE ÎNŞAAT SANAY VE TICARET A.Ş., a Turkish joint stock company (“ALKE”), Sarp Kemaloğlu (“S. Kemaloğlu”), Yildizfer Kemaloğlu Akin (“Altin”) and Ayhan Kemaloğlu (“A. Kemaloğlu”) to one or more of the Pledgers, provided that each Pledger to which such shares are transferred satisfies the following conditions: (i) such Pledger shall give prior notice of such transfer to Pledgee not less than [...***...] prior to the transfer; (ii) such Pledger shall deliver any share certificates to be issued to such Pledger to Pledgee in exchange for release of the shares of ALKE, S. Kemaloğlu, Altin and A. Kemaloğlu held by Pledgee; (iii) upon completion of (i) and (ii) the combined total of shares of the Company pledged to Pledgee and held by Pledgee shall equal one hundred percent (100%) of the issued and outstanding shares of the Company.

4. Each Pledger agrees and declares to inform the Pledgee regarding all of the Company’s ordinary and extraordinary general assemblies and the agenda of same [...***...] in advance of the general assembly, and otherwise to pay the Pledgee immediately full in cash any type of damages arisen or to be arisen and not to assert any objection or plea.

5. Each Pledger irrevocably agrees and declares to perform timely and properly any transaction that is necessary for the protection of Pledgee’s pledge to be valid and binding under this Agreement and to inform the

Appendix 9-1

Pledgee promptly about any situation when it becomes aware of, that may affect the Pledgee’s right on the pledge or the value of the pledge,

6. Each Pledger agrees, declares and undertakes to avoid reduction on the number of shares, by using its pre-emptive right, in the event that the new shares are issued in order to protect the value of the pledge that has been secured with the share pledge under this Share Pledge Agreement.

7. Each Pledger agrees and declares to pay any type of taxes, levies and charges that may arise out of this agreement.

8. Each Pledger agrees and declares to register the pledge in the Company’s share ledger and to submit to the Pledgee a notarized copy of the register made in the share ledger with the documents ensuring that the pledge has been established in accordance with the conditions of this Agreement or other relevant documents that may be demanded by the Pledgee.

9. Except as set forth in Section 3 above, each Pledger irrevocably agrees and declares not to transfer the ownership of the shares subject to the pledge without the Pledgee’s prior written permission (except for the symbolic share transfers made by the shareholder to the members of the Board of Directors in accordance with the Turkish Commercial Code) and/or not to establish rights in rem or rights in personam on the shares in favor of third parties.

10. Each Pledger agrees and declares that the below statements, undertakings and guarantees stipulated hereinafter are accurate, valid and binding, and that otherwise, it will pay full in cash to the Pledgee upon first request of the Pledgee without asserting any objection or plea the amount demanded by the Pledgee for the damages that may arise out of the discrepancies of the statements herein.

(a) Such Pledger declares and agrees that it is the owner of the pledged shares; that it has a full and valid property right on the pledged shares; that it has full power of disposition; that there is no restriction or right in rem or right in personam, pledge, attachment or encumbrances established in favor of third parties on the pledged shares.

(b) Such Pledger agrees and declares that it has the power to enter into this Share Pledge Agreement and to perform its obligations accordingly, and that all relevant transactions have been carried within the Company and among the shareholders of the Company in order to execute this Share Pledge Agreement and with regard to the authorities to establish the pledge on the shares and that this Share Pledge Agreement, constitutes Pledger’s valid and legally binding obligations which can be duly executed in accordance with the relevant provisions.

11. Prior to the occurrence of a Default (as defined in the Sixth Amendment), each Pledger shall have the right to vote the pledged shares and to receive distributions to which shareholders of the Company are entitled to receive. Following the occurrence of a Default (as defined in the Sixth Amendment), Pledgee shall have the sole right to vote the pledged shares, to receive all distributions from the Company and to take all actions which secured creditors and pledgees are entitled to take under the Sixth Amendment and applicable law. Following a Default, each Pledger shall have no right to receive any distributions from the Company. To the extent that any Pledger receives a distribution from the Company following a Default such distributions shall be held in trust for, and remitted to. Pledgee for application to the payment of the Obligations. To the extent a Default has occurred and is continuing, and to the extent Pledgee requests information regarding the Company from Pledgers, each Pledger shall provide such information to Pledgee as Pledger possesses regarding the Company and otherwise cooperate to the extent reasonably practicable.

12. The Parties agree and declare that this Share Pledge Agreement shall be governed by the laws of Turkey and Istanbul Central Courts and Execution Offices shall have jurisdiction to hear any disputes in connection with this Agreement.

Appendix 9-2

13. This Agreement consisting of thirteen (13) articles is hereby executed on the date of March     , 2012 by the Parties having the signature hereinafter.

Signatures

Pledger:

TPI TURKEY, LLC

By:
Name:
Title:

TPI TURKEY, LLC

By:
Name:
Title:

Date:

TPI TURKEY, LLC

By:
Name:
Title:

Date:

GE WIND ENERGY GMBH	GE WIND ENERGY GMBH

By:	By:
Name:	Name:
Title:	Title:

Date:	Date:

Date:	Date:

Appendix 9-3

APPENDIX 10 TO SEVENTH AMENDMENT TO SUPPLY AGREEMENT

SHARE PLEDGE AGREEMENT

On one side ALKE ÎNŞAAT SANAYI VE TICARET A.Ş., a Turkish joint stock company (hereinafter referred to as “ALKE”), Sarp Kemaloğlu (“S. Kemaloğlu”), Yildizfer Kemaloğlu Altin (“Altin”) and Ayhan Kemaloğlu (“A. Kemaloğlu”) (ALKE, S. Kemaloğlu, Altin and A. Kemaloğlu, each a “Pledger” and collectively the “Pledgers”) and on the other side GE WIND ENERGY GMBH, a German corporation (hereinafter referred to as “GEE” or the “Pledgee”) hereto agree that                  registered shares / share certificates itemized hereinafter and                  shares representing TPI Kompozit Kanat Sanayi ve Ticaret A.S., a corporation formed under the laws of Turkey (hereinafter referred to as the “Company”) shall be and hereby are pledged as security for the obligations of the Company to Pledgee under Section 3 of that Sixth Amendment to Supply Agreement between the Company and the Pledgee dated March 14, 2012 (the “Sixth Amendment”), and that the afore-said share certificates shall be delivered to the Pledgee by endorsement in the form of pledge endorsement, to cover the obligations of the Company to Pledgee in the amount of up to a maximum of [...***...] Euro under the Sixth Amendment (the “Obligations”).

1. ALKE agrees and declares that it pledges the number of                  registered shares /share certificates of the Company, to the Pledgee as a security of the Obligations for an indefinite term until their release is declared in writing by the Pledgee and that it has delivered the aforesaid shares / share certificates in the form of pledge endorsement to the Pledgee. S. Kemaloğlu agrees and declares that he pledges the number of                  registered shares /share certificates of the Company, to the Pledgee as a security of the Obligations for an indefinite term until their release is declared in writing by the Pledgee and that he has delivered the aforesaid shares / share certificates in the form of pledge endorsement to the Pledgee. Altin agrees and declares that he pledges the number of                  registered shares /share certificates of the Company, to the Pledgee as a security of the Obligations for an indefinite term until their release is declared in writing by the Pledgee and that he has delivered the aforesaid shares / share certificates in the form of pledge endorsement to the Pledgee. A. Kemaloğlu agrees and declares that he pledges the number of                  registered shares /share certificates of the Company, to the Pledgee as a security of the Obligations for an indefinite term until their release is declared in writing by the Pledgee and that he has delivered the aforesaid shares / share certificates in the form of pledge endorsement to the Pledgee. Pledgers agree and declare that the aggregate number of registered shares / share certificates of the Company collectively held by them represents twenty five percent (25%) of the outstanding common shares of the Company.

2. Any new shares / share certificates issued with the rights issue or capitalization issue arising in connection with pre-emptive rights with regard to the pledged registered shares /share certificates shall be regarded within the scope of the pledge hereunder and in the event that new shares/stock certificates subject to the pledge are printed, such shares /stock certificates shall be delivered and endorsed by the applicable Pledgers to the Pledgee, with the pledge endorsement in accordance with the procedure set forth by the Turkish Commercial Code regarding the transfer of shares.

3. Pledgers and Pledgee agree that no default hereunder shall arise in the event of a transfer of shares of the Company owned by one or more Pledgers to TPI TURKEY, LLC, a Delaware limited liability company (“TPI”), TPI TURKEY II, LLC, a Delaware limited liability company (“TPI II”) and TPI TURKEY III, LLC, a Delaware limited liability company (“TPI III”), provided that each Pledger transferring shares satisfies the following conditions: (i) such Pledger shall give prior notice of such transfer to Pledgee not less than [...***...] prior to the transfer ; (ii) such Pledger shall deliver any new share certificates to be issued to Pledgee in exchange for release of the shares of Pledger held by Pledgee; (iii) upon completion of (i) and (ii) the combined total of shares of the Company pledged to Pledgee and held by Pledgee shall equal one hundred percent (100%) of the issued and outstanding shares of the Company.

4. Each Pledger agrees and declares to inform the Pledgee regarding all of the Company’s ordinary and extraordinary general assemblies and the agenda of same [...***...] in advance of the general assembly, and

Appendix 10-1

otherwise to pay the Pledgee immediately full in cash any type of damages arisen or to be arisen and not to assert any objection or plea.

5. Each Pledger irrevocably agrees and declares to perform timely and properly any transaction that is necessary for the protection of Pledgee’s pledge to be valid and binding under this Agreement and to inform the Pledgee promptly about any situation when it becomes aware of, that may affect the Pledgee’s right on the pledge or the value of the pledge.

6. Each Pledger agrees, declares and undertakes to avoid reduction on the number of shares, by using its pre-emptive right, in the event that the new shares are issued in order to protect the value of the pledge that has been secured with the share pledge under this Share Pledge Agreement.

7. Each Pledger agrees and declares to pay any type of taxes, levies and charges that may arise out of this agreement.

8. Each Pledger agrees and declares to register the pledge in the Company’s share ledger and to submit to the Pledgee a notarized copy of the register made in the share ledger with the documents ensuring that the pledge has been established in accordance with the conditions of this Agreement or other relevant documents that may be demanded by the Pledgee.

9. Except as set forth in Section 3 above, each Pledger irrevocably agrees and declares not to transfer the ownership of the shares subject to the pledge without the Pledgee’s prior written permission (except for the symbolic share transfers made by the shareholder to the members of the Board of Directors in accordance with the Turkish Commercial Code) and/or not to establish rights in rem or rights in personam on the shares in favor of third parties.

10. Each Pledger agrees and declares that the below statements, undertakings and guarantees stipulated hereinafter are accurate, valid and binding, and that otherwise, it will pay full in cash to the Pledgee upon first request of the Pledgee without asserting any objection or plea the amount demanded by the Pledgee for the damages that may arise out of the discrepancies of the statements herein.

(a) Such Pledger declares and agrees that it is the owner of the pledged shares; that it has a full and valid property right on the pledged shares; that it has full power of disposition; that there is no restriction or right in rem or right in personam, pledge, attachment or encumbrances established in favor of third parties on the pledged shares.

(b) Such Pledger agrees and declares that it has the power to enter into this Share Pledge Agreement and to perform its obligations accordingly, and that all relevant transactions have been carried within the Company and among the shareholders of the Company in order to execute this Share Pledge Agreement and with regard to the authorities to establish the pledge on the shares and that this Share Pledge Agreement, constitutes Pledger’s valid and legally binding obligations which can be duly executed in accordance with the relevant provisions.

11. Prior to the occurrence of a Default (as defined in the Sixth Amendment), each Pledger shall have the right to vote the pledged shares and to receive distributions to which shareholders of the Company are entitled to receive. Following the occurrence of a Default (as defined in the Sixth Amendment), Pledgee shall have the sole right to vote the pledged shares, to receive all distributions from the Company and to take all actions which secured creditors and pledgees are entitled to take under the Sixth Amendment and applicable law. Following a Default, each Pledger shall have no right to receive any distributions from the Company. To the extent that any Pledger receives a distribution from the Company following a Default such distributions shall be held in trust for, and remitted to, Pledgee for application to the payment of the Obligations. To the extent a Default has occurred and is continuing, and to the extent Pledgee requests information regarding the Company from Pledgers, each Pledger shall provide such information to Pledgee as Pledger possesses regarding the Company and otherwise cooperate to the extent reasonably practicable.

Appendix 10-2

12. The Parties agree and declare that this Share Pledge Agreement shall be governed by the laws of Turkey and Istanbul Central Courts and Execution Offices shall have jurisdiction to hear any disputes in connection with this Agreement.

13. This Agreement consisting of thirteen (13) articles is hereby executed on the date of March      , 2012 by the Parties having the signature hereinafter.

Signatures

Pledger:

ALKE ÎNŞAAT SANAYI VE TICARET A.Ş.

By:
Name:
Title:

Date:

Sarp Kemaloğlu

By:

Date:

Yildizfer Kemaloğlu Atlin

By:

Date:

Ayhan Kemaloğlu

By:

Date:

Pledgee:

GE WIND ENERGY GMBH	GE WIND ENERGY GMBH

By:	By:
Name:	Name:
Title:	Title:

Date:	Date:

Appendix 10-3

EIGHTH AMENDMENT TO SUPPLY AGREEMENT

Between

GE WIND ENERGY GMBH

and

TPI KOMPOZIT KANAT SANAYI VE TICARET A.S.

This EIGHTH AMENDMENT (the “Eighth Amendment”) to the SUPPLY AGREEMENT is entered into as of April 25, 2012 (the “Effective Date”), by and between GE WIND ENERGY GMBH, a German corporation, through, having a principal place of business at Holsterfeld 16, 48499 Salzbergen (“GEE” or “Buyer”) and TPI Kompozit Kanat Sanayi ve Ticaret A.S., a corporation organized and existing under the laws of Turkey, having a principal place of business at l.Sokak No:66 Sasali. 35621 Çiğli İzmir, Türkiye (“Seller”), GEE and Seller are referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS:

WHEREAS, on or about December 21, 2011, GE International, Inc. and Seller entered into a supply agreement for, among other things, the purchase and sale of certain Components as set forth in the Supply Agreement; that Supply Agreement was subsequently amended by that First Amendment to Supply Agreement dated January 20, 2012, that Second Amendment to Supply Agreement dated February 4, 2012, that Third Amendment to Supply Agreement dated February 13, 2012, that Fourth Amendment to Supply Agreement dated February 20, 2012, that Fifth Amendment to Supply Agreement dated March 9, 2012, that Sixth Amendment to the Supply Agreement dated March 15, 2012, and that Seventh Amendment to Supply Agreement dated March 30, 2012 (collectively, as amended, supplemented and/or otherwise modified from time to time, hereinafter the “Supply Agreement”); and

WHEREAS, effective as of 12:01 a.m., March 30, 2012, GE International, Inc., pursuant to that Assignment and Assumption Agreement dated March 30, 2012 (the “Assignment and Assumption Agreement”), (i) assigned all its rights and obligations in the Supply Agreement to Buyer, (ii) Buyer agreed to assume those rights and obligations from GE International, Inc., (iii) Seller consented to that assignment and agreed to accept Buyer as the party to the Supply Agreement to the same effect as if Buyer was the original signing party to the Supply Agreement, and (iv) Seller agreed to release GE International, Inc. from any and all obligations under the Supply Agreement; and

WHEREAS, Seller desires to enter into this Eighth Amendment the Supply Agreement to modify Section 6B of the Supply Agreement to modify some of the conditions precedent to Buyer’s obligation to make the Advance Payment thereunder; and Buyer desires to agree to Seller’s requested modifications.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT:

1. Defined Terms. Capitalized terms used in this Eighth Amendment shall have the meanings given to them in the Supply Agreement unless otherwise specifically defined herein.

2. Amendment to Section 6B(f)(ii)(F) of the Supply Agreement. The Supply Agreement shall be amended by deleting Section 6B(f)(ii)(F) of the Supply Agreement and replacing it in its entirety with the following:

an invoice for the first disbursement and a check from an account of Seller’s majority owner TPI Composites, Inc. to Buyer, which account and check shall each be satisfactory to Buyer in all respects and in compliance with the laws of the United States and Turkey, in the amount of the U.S. Dollar equivalent of the first installment of the Advance Payment of [...***...], which shall be held undeposited so long as no Default occurs hereunder, but which may be deposited by Buyer to the extent a Default has occurred and to the extent the Outstanding Balance of Advance Payment has not been repaid to Buyer; a Promissory Note (in the form attached to and incorporated into the Eighth Amendment to Supply Agreement as Exhibit A with all the blanks filled out) promising Seller shall make on-time repayment of the first installment of the Advance Payment of [...***...] to Buyer; and evidence satisfactory to Buyer in all respects that each maker of the foregoing instruments has full power and authority to make such instruments and that they have been duly executed and delivered and constitute legal, valid and binding instruments of their apparent makers;

3. Amendment to Section 6B(f)(iii) of the Supply Agreement.

The Supply Agreement shall be amended by deleting Section 6B(f)(iii) of the Supply Agreement and replacing it in its entirety with the following:

To be delivered on the date of the second disbursement of the Advance Payment and as a condition precedent to Buyer’s second disbursement of the Advance Payment: An invoice for the second disbursement of the Advance Payment and a second check from an account of Seller’s majority owner, TPI Composites, Inc., to Buyer, which account and check shall each be satisfactory to Buyer in all respects and in compliance with the laws of the United States and Turkey, in the amount of the second disbursement of the Advanced Payment of [...***...], which check shall be in compliance with the laws of the United States and Turkey and which shall be held undeposited so long as no Default occurs hereunder, but which may be deposited by Buyer to the extent a Default has occurred and to the extent the Outstanding Balance of Advance Payment has not been repaid to Buyer; a Promissory Note (in the form attached to and incorporated into the Eighth Amendment to Supply Agreement as Exhibit A with all the blanks filled out) promising Seller shall make on-time repayment of the second installment of the Advance Payment of [...***...] to Buyer; and evidence satisfactory to Buyer in all respects that each maker of the foregoing instruments has full power and authority to make such instruments and that they have been duly executed and delivered and constitute legal, valid and binding instruments of their apparent makers;

4. Amendment to Section 6B(f)(iv) of the Supply Agreement.

The Supply Agreement shall be amended by deleting Section 6B(f)(iv) of the Supply Agreement and replacing it in its entirety with the following:

To be delivered on the date of the third disbursement of the Advance Payment and as a condition precedent to Buyer’s third disbursement of the Advance Payment: An invoice for the third disbursement of the Advance Payment and a third check from an account of Seller’s majority owner, TPI Composites, Inc., to Buyer, in the amount of [...***...], which account and check shall each be satisfactory to Buyer in all respects and in compliance with the laws of the United States and Turkey and which shall be held undeposited so long as no Default occurs hereunder, but which may be deposited by Buyer to the extent a Default has occurred and to the extent the Outstanding Balance of Advance Payment has not been repaid to Buyer; a Promissory Note (in the form attached to and incorporated into the Eighth Amendment to Supply Agreement as Exhibit A with all the blanks filled out) promising Seller shall make on-time repayment of the third installment of the Advance Payment of [...***...]; and evidence satisfactory to Buyer in all respects that each maker of the foregoing instruments has full power and authority to make such instruments and that they have been duly executed and delivered and constitute legal, valid and binding instruments of their apparent makers.

5. Governing Law/Dispute Resolution.

The governing law of this Eighth Amendment and dispute resolution provisions will be as set forth in the applicable GEE Terms of Purchase attached as Appendix 2 to the Supply Agreement.

6. Waiver, Survival. Entire Agreement and Execution in Counterparts.

(a) No claim or right arising out of a breach of this Eighth Amendment shall be discharged in whole or part by waiver or renunciation, unless such waiver or renunciation is supported by consideration and is in writing signed by the aggrieved party. No failure by either party to enforce any rights hereunder shall be construed a waiver.

(b) All provisions or obligations contained in this Eighth Amendment the Agreement, which by their nature or effect are required or intended to be observed, kept or performed after termination or expiration of this Agreement will survive and remain binding upon and for the benefit of the parties, their successors, including without limitation successors by merger, and permitted assigns.

(c) This Eighth Amendment, with such documents as are expressly attached and/or incorporated herein by reference, is intended as a complete, exclusive and final expression of the parties’ respective agreements with respect to such terms as are included, is intended also as a complete and exclusive statement of the terms of their agreement and supersedes any prior or contemporaneous agreements, whether written or oral, between the respective parties regarding such terms. There are no representations, understandings or agreements, written or oral which are not included herein. No course of prior dealings between the parties and no usage of the trade shall be relevant to determine the meaning of this Eighth Amendment even though the accepting or acquiescing party has knowledge of the performance and opportunity for objection. The invalidity, in whole or in part, of any of the foregoing sections or paragraphs of this Eighth Amendment shall not affect the remainder of such article or paragraphs or any other sections or paragraphs of this Eighth Amendment.

(d) This Eighth Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Eighth Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Eighth Amendment.

[END OF TEXT - SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Eighth Amendment to Supply Agreement to be executed by these authorized representatives as of the Effective Date set forth above.

GE WIND ENERGY GMBH		TIP KOMPOZIT KANAT SANAYI VE TICARET A.S.

By:	[...***...]	By:	[...***...]
Name:	[...***...]	Name:	[...***...]
Title:	[...***...]	Title:	[...***...]

Date:	27.4.2012	Date:	April 26, 2012

GE WIND ENERGY GMBH

By:	[...***...]
Name:	[...***...]
Title:	[...***...]

Date:	27.4.2012

EXHIBIT A – PROMISSORY NOTE